Exhibit 10.1

                           REVOLVING CREDIT AGREEMENT

                           Dated as of April 30, 2002

                                      among

                  EACH OF THE PARTIES SET FORTH ON SCHEDULE I,

               collectively, jointly and severally, as Borrowers,

                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,

                              as Lender and Agent,

                                       and

                            THE LENDERS PARTY HERETO
                                FROM TIME TO TIME

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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                     DEFINITIONS, PRINCIPLES OF CONSTRUCTION

Section 1.1 Definitions .......................................................1
Section 1.2 Principles of Construction........................................32

                                   ARTICLE II
                                     GENERAL

Section 2.1 The Loan..........................................................32
Section 2.2 Interest..........................................................33
Section 2.3 Loan Payment......................................................39
Section 2.4 Prepayment........................................................41
Section 2.5 Disposition of Properties; Additional Properties..................42
Section 2.6 Pro Rata Treatment................................................47
Section 2.7 Sharing of Payments...............................................48
Section 2.8 Rights and Remedies Against a Defaulting Lender...................48
Section 2.9 Commitment Fee....................................................51
Section 2.10 Fees Non-refundable..............................................51
Section 2.11 Illinois Properties..............................................51

                                   ARTICLE III
                              CONDITIONS PRECEDENT

Section 3.1 Conditions Precedent to the initial Advance of the Loan...........51
Section 3.2 Conditions Precedent to All Advances of the Loan..................54
Section 3.3 Method of Disbursement of Loan Amount.............................56

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

Section 4.1 Representations and Warranties of the Borrowers...................57
Section 4.2 Survival of Representations.......................................65

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

Section 5.1 Affirmative Covenants with Respect to the Borrowers 66

                                   ARTICLE VI
                               NEGATIVE COVENANTS

Section 6.1 Negative Covenants ...............................................78
Section 6.2 Agent's Approval..................................................84

                                   ARTICLE VII
                           MORTGAGE CONVERSION OPTION

Section 7.1 Mortgage Conversion. .............................................84

                                  ARTICLE VIII
                            CASUALTY AND CONDEMNATION

Section 8.1 Insurance, Casualty and Condemnation..............................86

                                   ARTICLE IX
                                    DEFAULTS

Section 9.1 Event of Default..................................................96
Section 9.2 Remedies Cumulative...............................................99

                                    ARTICLE X
                               PROPERTY MANAGEMENT

Section 10.1 Termination of Property Manager..................................99

                                   ARTICLE XI
                             LIMITATIONS ON RECOURSE

Section 11.1 Exculpation.....................................................100

                                   ARTICLE XII
                                  MISCELLANEOUS

Section 12.1 Survival........................................................101
Section 12.2 Governing Law; Consent to Jurisdiction..........................101
Section 12.3 Modification, Waiver in Writing.................................102
Section 12.4 Delay Not a Waiver..............................................103
Section 12.5 Notices.........................................................103
Section 12.6 Trial by Jury...................................................104
Section 12.7 Headings........................................................105
Section 12.8 Severability....................................................105
Section 12.9 Preferences.....................................................105
Section 12.10 Waiver of Notice...............................................105
Section 12.11 Remedies of the Borrowers......................................105

Section 12.12 Expenses; Indemnity............................................106
Section 12.13 Exhibits and Schedules Incorporated............................106
Section 12.14 No Joint Venture or Partnership................................107
Section 12.15 Publicity......................................................107
Section 12.16 Waiver of Marshaling of Assets.................................107
Section 12.17 Waiver of Counterclaim.........................................107
Section 12.18 Conflict; Construction of Documents............................107
Section 12.19 Brokers and Financial Advisors.................................107
Section 12.20 No Third Party Beneficiaries...................................108
Section 12.21 Prior Agreements...............................................108
Section 12.22 Right of Setoff................................................108
Section 12.23 Loan Assignability.............................................109
Section 12.24 Exculpation of Lender; No Petition.............................111
Section 12.25 Borrower's Obligations.........................................112
Section 12.26 Confidentiality................................................112
Section 12.27 Payment and Performance........................................112

                                  ARTICLE XIII
                                AGENCY DECISIONS

Section 13.1 Appointment and Authorization...................................113
Section 13.2 Delegation of Duties............................................114
Section 13.3 Liability of Agent..............................................114
Section 13.4 Reliance by Agent...............................................114
Section 13.5 Notice of Default; Expenses.....................................115
Section 13.6 Credit Decision.................................................115
Section 13.7 Indemnification.................................................116
Section 13.8 Agent in Individual Capacity....................................116
Section 13.9 Successor Agents................................................117
Section 13.10 Amendments.....................................................117

                                   ARTICLE XIV

Section 14.1 Security for Debt...............................................117
Section 14.2 Additional Rights of Lender.....................................118

                             EXHIBITS AND SCHEDULES

Exhibit A         Properties

Exhibit 1.1       Form of Mortgage

Exhibit 3.3.1     Form of Notice of Borrowing

Exhibit 3.3.1(c)  Form of Borrowing Certificate

Schedule I        Borrowers

Schedule A        Property Owners/Ownership of Properties

Schedule 1.1(a)   Allocated Loan Amounts and Release Amounts

Schedule 1.1(b)   Core Properties

Schedule 1.1(c)   Reports

Schedule 4.1(d)   Litigation

Schedule 4.1(e)   Leases

Schedule 4.1(k)   Material Agreements

Schedule 4.1(q)   Engineering Reports

Schedule 4.1(cc)  Certified Ownership Structure Chart

Schedule 4.1(ff)  Environmental Reports

Schedule 4.1(gg)  Operating Agreements

Schedule 4.1(jj)  Subsidiaries

Schedule 5.1(m)   Form of Lease Term Sheet

Schedule 5.1(s)   Deferred Maintenance

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     THIS REVOLVING CREDIT AGREEMENT, dated as of April 30, 2002 (this
"Agreement"), by and among EACH OF THE PARTIES SET FORTH ON SCHEDULE I (each a "Borrower", and collectively, jointly and severally as the "Borrowers"), and BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH ("HypoVereinsbank"), a banking corporation organized under the laws of the Federal Republic of Germany, as a lender and as agent for the Lenders, and the lenders that are from time to time a party hereto (each a "Lender" and collectively, the "Lenders").

     All capitalized terms used herein shall have the respective meanings set forth in Section 1.1.

                              W I T N E S S E T H:

     WHEREAS, each of the parties listed on Schedule A (each, a "Property Owner", and collectively, the "Property Owners") owns the respective Properties listed opposite such Property Owner's name on Schedule A;

     WHEREAS, the Parent Entities collectively own, directly or indirectly, one hundred percent (100%) of the legal and beneficial interests in each Property Owner as set forth on Schedule 4.1(cc);

     WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to and in accordance with the terms of this Agreement and the other Loan Documents, to make the Loan to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Loan Amount; and

     WHEREAS, as a condition precedent to the obligations of the Lenders to make the Loan to the Borrowers, the Parent Entities have entered into the Pledge Agreement, pursuant to which the Parent Entities granted to Agent for the ratable benefit of the Lenders a first priority security interest in the Collateral, as collateral security for the Debt.

     NOW, THEREFORE, in consideration of the making of the Loan by the Lenders and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                                    ARTICLE I
                     DEFINITIONS, PRINCIPLES OF CONSTRUCTION

     Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein:

     "Acceptable Letter of Credit" means an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Agent (either an evergreen letter of credit or one which does not expire until at least thirty
(30) Business Days after the Maturity Date) in favor of Agent for the ratable benefit of the Lenders and entitling Agent to draw thereon in New York City, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution. Such Acceptable Letter of Credit shall permit partial and multiple draws thereon. Such Acceptable Letter of Credit may be secured (if at all) only by Cash collateral and none of the Borrowers, General Partners or REITs shall have or be permitted to have any liability or other obligation under any reimbursement agreement with respect to any Acceptable Letter of Credit or otherwise in connection with reimbursement to the issuer thereof for draws on such Letter of Credit.

     "Additional Property" has the meaning given to such term in Section
2.5.2(a).

     "Addition Effective Date" has the meaning given to such term in Section 2.5.2(b).

     "Adjusted LIBO Rate" means a rate of interest per annum determined in accordance with the following formula:

                LIBO Rate               + LIBOR Margin
        ---------------------------
        1.00 - Reserve Requirements

     "Advance" means each disbursement of any portion of the Loan by the Lenders to the Borrowers pursuant to the terms of this Agreement.

     "Advisor" means Presidio Capital Investment Company, LLC, a Delaware limited liability company.

     "Advisory Agreement" means the agreement of Advisor to perform certain advisory services with respect to the Borrowers and the Parent Entities in accordance with the provisions of Section 5.2 of the Purchase Agreement.

     "Affiliate" means, with respect to any Person or Persons, a Person or Persons directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

     "Agent" means HypoVereinsbank, in its capacity as agent for the Lenders, and any successor agent appointed hereunder in accordance with the provisions of
Section 13.9.

     "Agent-Related Persons" has the meaning given to such term in Section 13.3.

     "Agreement" has the meaning given to such term in the preamble to this Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Allocated Loan Amount" means the principal amount of the Loan allocated to each Property as set forth on Schedule 1.1(a); provided, however, that the Allocated Loan Amount for a Property may be adjusted upon the addition of any Additional Property in Agent's sole and absolute discretion.

     "Applicable Interest Rate" has the meaning given to such term in Section 2.2.2(a).

     "Appraisal" means, as to any Property, an appraisal of such Property in its then "as is" condition, prepared not more than forty-five (45) days (or such longer period as shall be acceptable to Agent) prior to the Closing Date (or other relevant date with respect to an updated Appraisal or an Appraisal with respect to an Additional Property) by either (a) Cushman & Wakefield or (b) a member of the American Institute of Real Estate Appraisers selected by Agent, which appraisal (i) shall meet the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA), and (ii) otherwise shall be in both form and substance reasonably satisfactory to Agent.

     "Approval", "Approved", "approval" or "approved" means, as the context so determines, an approval in writing given to the party seeking approval after full disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

     "Approved Banks" means (a) HypoVereinsbank or (b) banks or other financial institutions which have (i) (A) a minimum net worth of $500,000,000 or (B) total assets of $5,000,000,000 and (ii) a minimum long-term senior unsecured debt rating from the Rating Agencies at least equivalent to the Required Rating.

     "Approved Other Guaranties" means, with respect to any Other Borrower Indebtedness, a customary guaranty of recourse obligations and/or a customary environmental indemnification agreement which, in each case, (a) is secured solely by (i) Cash collateral posted by the applicable Other Borrower, (ii) a letter of credit secured solely by Cash collateral posted by the applicable Other Borrower, or (iii) a mortgage on Other Property of an Other Borrower (which is not the applicable Other Borrower), which satisfies the requirements of Sections 2.5.2(d)(ii)(C), (D), (E), (F) and (G), (b) is neither an obligation nor a Contingent Obligation of any Borrower, General Partner or REIT and (c) is not secured by any Property or Collateral.

     "Assigned Mortgages" means, collectively, the Mortgage with respect to the Properties located in the States of Michigan, Nevada, Virginia, and North Carolina assigned to Agent for the ratable benefit of the Lenders in connection with the closing of the Loan.

     "Assignment" has the meaning given to such term in Section 12.23(e).

     "Assignment and Acceptance" has the meaning given to such term in Section 12.23(b)(i).

     "Available Commitment" means, with respect to any Lender, the product of
(a) the Commitment of such Lender at the time of determination, multiplied by
(b) a ratio (i) the numerator of which is equal to the Total Available Commitments at the time of determination, and (ii) the denominator of which is equal to the Loan Amount.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as the same may be amended, modified, succeeded or replaced from time to time.

     "Base Rate" means the sum of (a) the rate of interest per annum equal to the greater of: (i) the Prime Rate and (ii) the Federal Funds Rate plus one-half (1/2) of one percent (1%) per annum, and (b) the Base Rate Margin.

     "Base Rate Loan Tranche" means any portion of the Loan that bears interest as provided in Section 2.2.2(a)(i).

     "Base Rate Margin" means one hundred basis points (1.0%) per annum; provided, that the Base Rate Margin shall be equal to zero (0) with respect to any portion of the Loan which would otherwise bear interest at the Conversion Rate hereunder but for an election by the Borrower that such portion of the Loan bear interest as or as part of a Base Rate Loan Tranche pursuant to a Rate Request.

     "Basic Carrying Costs" means the sum of the following costs associated with each Property: (a) Taxes and Other Charges and (b) Insurance Premiums.

     "Borrower" or "Borrowers" has the meaning given to such terms in the preamble to this Agreement.

     "Borrower Affiliate" means any of the Borrowers, the REITS, the General Partners and their respective Affiliates or any of their respective successors and assigns as permitted hereunder, and "Borrower Affiliate" shall refer to all of them, collectively.

     "Borrowing Date" has the meaning given to such term in Section 3.3.1.

     "Breakage Costs" has the meaning set forth in Section 2.2.2(c).

     "Budget" means, with respect to each Property, the operating and capital budget for such Property for the applicable Fiscal Year setting forth, in reasonable detail, the Borrowers' good faith estimates of (a) all Operating Income and all Operating Expenses, (b) Management Fees, if any, and (c) Capital Expenditures, in each case, for such Property for such Fiscal Year.

     "Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City and, whenever such day relates to a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, an Interest Period with respect to a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, or notice with respect to a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, any such day on which dollar deposits are also carried out in the London interbank market and banks are also open for business in London, England.

     "Capital Expenditures" means the costs incurred by a Borrower with respect to equipment leases and capital replacements and repairs made to the applicable Property (including, without limitation, repairs to, and replacements of, the structural components, roofs, building systems, parking garages and parking lots), in each case to the extent required to be capitalized in accordance with GAAP.

     "Capital Stock" (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash" means coin or currency of the United States of America or immediately available federal funds, including such funds delivered by wire transfer.

     "Cash and Cash Equivalents" means (a) Cash, (b) U.S. Government Securities,
(c) interest bearing or discounted obligations of federal agencies and government sponsored entities or pools of such instruments offered by Approved Banks and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and Notes, Federal Farm Credit System securities (provided all of the obligations described in this clause (c) shall be rated "AAA" by the Rating Agencies or backed by the full faith and credit of the United States government for full and timely payment), (d) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances or commercial paper rated at least A-1+ (or its equivalent) by the Rating Agencies, and/or guaranteed by HypoVereinsbank or an entity having a long-term rating at least equal to the Required Rating, (e) floating rate notes, other money market instruments and letters of credit each issued by Approved Banks (provided that if the scheduled maturity of any such notes, instrument or letter of credit is more than six (6) months after the date of purchase and such obligation is guaranteed by an irrevocable letter of credit, the letter of credit must be issued by HypoVereinsbank or a bank having a long-term senior unsecured debt rating from the Rating Agencies at least equal to the Required Rating), (f) obligations issued by state and local governments or their agencies, carrying a rating at least equal to the Required Rating and/or guaranteed by an irrevocable letter of credit of an Approved Bank (provided that if the scheduled maturity of any such obligation is more than six (6) months after the date of purchase and such obligation is guaranteed by a letter of credit, the letter of credit guaranteeing such obligation must be issued by HypoVereinsbank or an Approved Bank having a long-term senior unsecured debt rating from the Rating Agencies at least equal to the Required Rating), (g) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. government or agency collateral with a value equal to or exceeding the principal amount on a daily basis and held in safekeeping (provided that at the time of purchase the counterparty to such repurchase agreement must be HypoVereinsbank or have a long-term senior unsecured debt rating at least equal to the Required Rating),
(h) investments in money market funds and money market mutual funds substantially all of the assets of which are comprised of investments described in clauses (a) through (h) above, and (i) the aggregate amount of the Advances available under this Agreement which have not yet been made as of the date of determination. Except as otherwise provided in this definition, Cash and Cash Equivalents shall not include any investments commonly known as "derivatives", any investments requiring a payment above par for an obligation, and under no circumstances shall Cash and Cash Equivalents include interest-only strips. Any investment in Cash and Cash Equivalents shall have a maturity date not later than one Business Day prior to the date that the proceeds therefrom are required hereunder.

     "Cash Management Agreement" means the Cash Management Agreement, dated as of the date hereof, among the Borrowers, Agent and Deposit Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Casualty" means a fire, explosion, flood, collapse or other casualty affecting any Property.

     "Cause" means, with respect to any Agent, any act or omission by such Agent which constitutes gross negligence, willful misconduct or fraud.

     "Change of Control" means with respect to any Person (i) the Transfer by Persons who are the direct beneficial owners of such Person as of the Closing Date of more than forty-nine and nine-tenths percent (49.9%) of the direct or indirect right to distributions from such Person in the aggregate to Persons who were not direct or indirect beneficial owners of such Person as of such date or
(ii) the Transfer by such direct or indirect beneficial owners of such Person as of the Closing Date of more than forty-nine and nine-tenths percent (49.9%) of the direct or indirect voting rights in such Person to Persons who were not direct or indirect beneficial owners as of such Person of such date.

     "Closing Date" means the date of this Agreement.

     "Closing Mortgages" means, collectively, the Mortgages with respect to the Properties located in the States of Maryland and Florida granted by the applicable Borrowers for the benefit of Agent for the ratable benefit of the Lenders in connection with the closing of the Loan.

     "Code" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "Collateral" has the meaning given to such term in the Pledge Agreement.

     "Commitment" means, with respect to each Lender, an amount equal to each Lender's Loan Percentage of the Loan Amount.

     "Commitment Fee" has the meaning given to such term in Section 2.9.

     "Commitment Fee Multiplier" means the product of (i) a rate (calculated on a daily basis, based upon a 360-day year) equal to 0.25% per annum, multiplied by (ii) the actual number of days in the applicable Commitment Fee Quarterly Period.

     "Commitment Fee Quarterly Period" has the meaning given to such term in
Section 2.9.

     "Condemnation" means a taking or voluntary conveyance during the term hereof (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking) of all or any part of any Property (whether for any permanent or temporary use or occupancy) or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority, whether or not the same shall have actually been commenced.

     "Condemnation Proceeds" has the meaning given to such term in the definition of "Net Proceeds".

     "Consolidated Subsidiary" means, as to any Borrower, any Subsidiary or other entity which is consolidated with such Borrower in accordance with GAAP.

     "Contingent Obligation" as to any Person means, without duplication, (a) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (b) any obligation required to be disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guaranteeing partially or in whole any non recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or of the assets) and guarantees of non monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any or any other Person. The amount of any Contingent Obligation described in clause (b) shall be deemed to be (i) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the net present value of the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the then LIBO Rate, through (A) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (B) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (ii) with respect to all guarantees not covered by the preceding clause (i), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrowers required to be delivered pursuant hereto. Subject to the preceding sentence, (I) in the case of a joint and several guaranty given by such Person and another Person, the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash and Cash Equivalents to secure all or any part of such Person's guaranteed obligation and (II) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Indebtedness of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person. All matters constituting "Contingent Obligations" shall be calculated without duplication.

     "Contribution Agreement" means the Contribution and Cross-Indemnification Agreement, dated as of the date hereof, among the Borrowers and Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Control" means, with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Conversion Loan Documents" has the meaning given to such term in Section 7.1(a).

     "Conversion Margin" means one hundred fifty basis points (1.50%) per annum.

     "Conversion Notice" has the meaning given to such term in Section 7.1(a).

     "Conversion Property" has the meaning given to such term in Section 7.1(a).

     "Conversion Rate" means, a rate of interest per annum determined in accordance with the following formula:

                LIBO Rate                     + Conversion Margin
        ---------------------------
        1.00 - Reserve Requirements

     "Conversion Rate Loan Tranche" means any portion of the Loan bearing interest at the Conversion Rate pursuant to the terms of this Agreement.

     "Core Property" and "Core Properties" means, individually each, and collectively all of, the Properties set forth on Schedule 1.1(b), less and except any Disposed Core Property.

     "Debt" means the outstanding principal amount set forth in, and evidenced by, the Notes, together with all interest accrued and unpaid thereon (including any Recaptured Interest in accordance with Section 7.1(c)) and all other sums due to the Lenders and Agent in respect of the Loan, including any Breakage Costs and any sums due or any obligation of any kind owing under the Notes, this Agreement, the Pledge Agreement or in any other Loan Document (including, without limitation, any then unpaid (at the time of determination) reimbursement or indemnity obligation).

     "Debt Yield Maintenance Ratio" means, as of the end of any calendar quarter, a ratio (expressed as a percentage) for the twelve (12) month period commencing six (6) months prior to the end of such calendar quarter. The numerator of such ratio is the sum of (a) the actual Net Operating Income of the most recent prior two (2) calendar quarters and (b) the projected Net Operating Income for the Properties for the next ensuing two (2) calendar quarters (based on Leases existing as of the dated hereof and in-place Leases which comply with the Leasing Criteria and are otherwise in accordance with the terms of this Agreement (including scheduled increases in Rents expressly contained in such Leases and rent for additional space not initially demised to a Tenant pursuant to such Leases which the Tenant thereunder is expressly required and obligated to rent without the occurrence of any condition, event or option in favor of such Tenant other than the occurrence of a date certain or availability of such space as determined by Borrower, and all charges for electricity, oil, gas, water, heat, ventilation, air conditioning and any other energy, telecommunications, telephone, utility or similar items, HVAC equipment charges, sprinkler charges, escalation charges, license fees, maintenance and cleaning fees, charges for improvements, Taxes and Other Charges and other amounts payable to Borrowers under the Leases, to the extent included in projected Operating Expenses) and projected Operating Expenses, which Operating Expenses shall be as set forth in the most recent Budget at all times following the submission of a Budget to Agent in accordance with the provisions hereof), and the denominator of such ratio is (b) the difference between (i) the outstanding principal amount of the Loan at the end of such calendar quarter, and (ii) the Letter of Credit Amount at the end of such calendar quarter.

     "Default" means the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be or constitute an Event of Default.

     "Default Rate" means a rate per annum equal at all times to the lesser of
(a) the maximum non usurious rate permitted by law and (b) five hundred basis points (5.0%) in excess of the Applicable Interest Rate.

     "Defaulting Lender" has the meaning given to such term in Section 2.8.

     "Deficiency" or "Deficiencies" has the meaning given to such terms in
Section 2.8.

     "Deposit Bank" means Fleet National Bank and its successors, and any replacement thereof selected by the Borrowers, subject to the reasonable approval of Agent, which approval shall not be unreasonably withheld, conditioned or delayed.

     "Disposed Core Property" has the meaning given to such term in Section 2.5.1(c).

     "Disposed Property" has the meaning given to such term in Section 2.5.1(a).

     "Disposition Effective Date" has the meaning given to such term in Section 2.5.1(a).

     "Disposition Letter of Credit" has the meaning given to such term in
Section 2.5.1(b).

     "Distribution" means, with respect to any Person, the declaration or payment of any dividends or return of any capital to such Person's partners, members or shareholders, as applicable, or to any one or more of its or their respective Affiliates, or the making by such Person of any other distribution, payment or delivery of property or Cash to its partners, members or shareholders, as applicable, or to any one or more of its or their respective Affiliates as such (whether in respect of revenues received in connection with any Property or otherwise), or the redemption, retiring, repurchasing, or otherwise acquiring, directly or indirectly, for consideration, any shares or interests in such Person.

     "Eligible Account" means (a) an account maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible

Institution, or (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity. No Eligible Account shall be evidenced by a certificate of deposit, passbook or other instrument. Each Eligible Account (i) shall be a separate and identifiable account from all other funds held by the holding institution, (ii) shall be established and maintained in the name of Agent on behalf of the Lenders, (iii) shall be under the sole dominion and control of Agent, and should contain only funds held for its benefit. Following a rating downgrade, withdrawal, qualification or suspension of an Eligible Institution which maintains an Eligible Account each such Eligible Account must promptly (and in any case within not more than thirty (30) calendar days) be moved to a qualifying Eligible Institution.

     "Eligible Assignee" means (a) any Lender or any Affiliate of any Lender or
(b) one or more of the following reasonably acceptable to Agent: (i) a real estate investment trust, commercial bank, savings and loan association, savings bank, investment bank, insurance company, trust company, commercial credit corporation, lease financing company, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, (ii) investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 or an institutional "accredited investor" within the meaning of Regulation D under the Securities Act of 1933,
(iii) an institution substantially similar to any of the foregoing or (iv) any entity Controlled by any of the entities described in clause (a) or clauses
(b)(i) or (b)(iii) above; in each case of clauses (b) (i), (ii) or (iii) of this definition, which (A) has total assets (in name or under management) in excess of $100,000,000 and (except with respect to a pension advisory firm or similar fiduciary) a capital/statutory surplus or shareholder's equity of $50,000,000 and (B) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial properties.

     "Eligible Institution" means an institution whose (a) commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" or the equivalent by the Rating Agencies, and (b) long-term senior unsecured debt obligations are rated at least "AA" or the equivalent.

     "Encumbrances" means Liens, easements, rights-of-way, zoning and other restrictions (including any restriction or exclusive use provision in any lease or other occupancy agreement), covenants and other similar charges or encumbrances.

     "Engineering Report" means, with respect to any Property, the structural engineering report or reports with respect to such Property prepared by an independent engineer and delivered to Agent in connection with the Loan, and any amendments or supplements thereto delivered to Agent.

     "Environmental Auditor" means an independent environmental auditor (not affiliated with any Borrower Affiliate) reasonably approved by Agent.

     "Environmental Claim" means any written notice, claim, proceeding, investigation, demand or other communication by any Person or Governmental Authority alleging or asserting liability with respect to any Borrower or any Property arising out of, based on or resulting from (a) the presence, use or Release of any Hazardous Substance, (b) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law, or (c) any alleged injury or threat of injury to property, health or safety or to the environment caused by Hazardous Substances.

     "Environmental Indemnity" means the Environmental Indemnity Agreement, dated as of the date hereof, by the Borrowers in favor of Agent for the ratable benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Environmental Laws" means any and all present and future federal, state or local laws, statutes, ordinances or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the pollution, protection or cleanup of the environment, the impact of Hazardous Substances on property, health or safety, or the use or Release of Hazardous Substances.

     "Environmental Reports" means, with respect to any Property, the Environmental Site Assessment and any amendments or supplements thereto delivered to Agent, and shall also include any other environmental reports delivered to Agent in connection with this Agreement and the Environmental Indemnity.

     "Environmental Site Assessment" means, with respect to any Property, a "Phase 1 Site Assessment" in respect of such Property, performed by an Environmental Auditor in accordance with ASTM Standard 1527-97 as modified by additional reasonable and customary requirements of Agent, if any, and any "Phase 2" environmental site assessment reasonably required by Agent to be undertaken by the Borrower.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

     "ERISA Group" means any Borrower Affiliate and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Borrower Affiliate, are treated as a single employer under Section 414 of the Code or are considered to be one employer under Section 4001 of ERISA.

     "Event of Default" has the meaning given to such term in Section 9.1(a).

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time.

     "Exculpated Parties" has the meaning set forth in Section 11.1.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum (based on a 360 day year) equal, for each day of such period, to the rate of interest quoted at 11:00 A.M. New York time charged on overnight federal funds transactions with member banks of the Federal Reserve System.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

     "Fee Letter" means that certain Fee Letter, dated as of the date hereof, between the Borrowers and Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Final Notice" has the meaning given to such term in Section 5.1(m)(iii).

     "Fiscal Year" means the period commencing on the Closing Date and ending on and including December 31 of the calendar year in which the Closing Date occurs and thereafter each twelve-month period commencing on January 1 and ending on December 31 until the Debt is repaid in full.

     "GAAP" means generally accepted accounting principles in the United States of America as of the relevant date in question, consistently applied.

     "General Partner" means any of Shelbourne Properties I GP, LLC, a Delaware limited liability company, Shelbourne Properties II GP, LLC, a Delaware limited liability company and Shelbourne Properties III GP, Inc., a Delaware corporation, and "General Partners" shall refer to all of them, collectively.

     "Governmental Approvals" means all approvals, consents, waivers, orders, acknowledgments, authorizations, permits and licenses required under applicable Legal Requirements to be obtained from any Governmental Authority, including, without limitation, for any construction of Improvements or otherwise relating to the use, occupancy and operation of any Property.

     "Governmental Authority" means any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or quasi-governmental issues (including, without limitation, any court, arbiter, government department, agency, board, commission, bureau or instrumentality).

     "Guaranty Obligations" means any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guarantying any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether direct or indirect, and including, any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreement or arrangement), (c) to lease or purchase any property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or obligation, or (iv) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.

     "Hazardous Substance" means, collectively, (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and lead-based paint, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law, and (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "HypoVereinsbank" has the meaning given to such term in the preamble to this Agreement.

     "Icahn Litigation" means that certain litigation entitled "Carl C. Icahn, and Longacre Corp. Derivatively on Behalf of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc., and Shelbourne Properties III, Inc. v. Northstar Capital Investment Corp., et al." pursuant to a complaint filed February 22, 2002 in the Supreme Court of the State of New York, County of New York.

     "Illinois Amount" means an amount equal to $1,669,925.

     "Illinois Borrower" has the meaning given to such term in the definition of Pledge Event.

     "Illinois Borrower Ownership Interests" has the meaning given to such term in the definition of Pledge Event.

     "Illinois Event" means either (a) a Mortgage Conversion with respect to each Illinois Property has been effected pursuant to each of the terms and conditions of Section 7.1 or (b) Borrower has effected a Pledge Event with respect to each Illinois Property.

     "Illinois Properties" means, collectively, the Properties identified on Schedule A as Melrose Crossing I, Melrose Crossing Outparcel and Melrose Crossing II.

     "Improvements" means, with respect to any Property, all buildings, structures, fixtures and improvements thereon, together with any additions thereto or alterations, replacements or restorations thereof, now or hereafter a part thereof.

     "Increased Costs" has the meaning set forth in Section 2.2.2(d)(iii).

     "Indebtedness" means, with respect to any Person, without duplication, the following, whether direct or contingent:

          (a) all indebtedness for borrowed money;

          (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown to be a liability (or on the liability side of a balance sheet);

          (c) all Guaranty Obligations;

          (d) the maximum amount of all letters of credit issued or acceptance facilities established for the account of such Person and, without duplication, all drafts drawn thereunder (other than letters of credit supporting other Indebtedness of any Borrower and which are otherwise permitted hereunder);

          (e) all capitalized lease obligations;

          (f) all Indebtedness of another Person secured by any lien on any property of any Borrower, whether or not such indebtedness has been assumed;

          (g) all obligations under take-or-pay or similar arrangements or under any interest rate swaps, caps, floors, collars and other interest hedge or protection agreements, treasury locks, equity forward contracts, currency agreements or commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements and any other derivative instruments, in each case, whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

          (h) indebtedness created or arising under any conditional sale or title retention agreement; and

          (i) obligations of such Person with respect to withdrawal liability to or on behalf of any "multi employer plan" as defined in Section 4001(a) of ERISA;

provided, however, that Indebtedness shall not include (i) current accounts payable (other than for borrowed money or purchase money obligations) incurred in the ordinary course of business; provided that all such liabilities, accounts and claims shall be paid when due (or in conformity with customary trade terms or customary dispute resolution procedures), (ii) accrued expenses (other than for borrowed money or purchase money obligations) incurred in the ordinary course of business, (iii) indemnification and similar Contingent Obligations which are not assurances of payment of the items described in subclauses (a) through (i) of this definition, (iv) customary non recourse carve-outs, and (v) indebtedness or other obligations in respect of which Cash or Cash Equivalents have been deposited with a lender or its agent as collateral to defease or secure such indebtedness.

     "Initial Property Management Agreements" means, collectively, (a) that certain Commercial Management Agreement, dated as of April 1, 2000, between Shelbourne Properties I L.P., a Delaware limited partnership (as successor-in-interest to Integrated Resources High Equity Partners, Series 85) and Initial Property Manager; (b) that certain Commercial Management Agreement, dated as of April 1, 2000, between Shelbourne Properties II L.P., a Delaware limited partnership (as successor-in-interest to High Equity Partners L.P., Series 86) and Initial Property Manager; (c) that certain Commercial Management Agreement, dated as of May 1, 2000, between Shelbourne Properties III L.P., a Delaware limited partnership (as successor-in-interest to High Equity Partners L.P., Series 88) and Initial Property Manager; (d) that certain Commercial Management Agreement, dated as of April 1, 2000, between 568 Broadway Joint Venture, a Delaware general partnership, and Initial Property Manager; (e) that certain Commercial Management Agreement, dated as of April 1, 2000, between Century Park I Joint Venture, a Delaware general partnership, and Initial Property Manager; (f) that certain Commercial Management Agreement, dated as of April 1, 2000, between Seattle Landmark Joint Venture, a Delaware general partnership, and Initial Property Manager; and (g) that certain Commercial Management Agreement, dated as of April 1, 2000, between Tri-Columbus Associates, a Delaware general partnership and Initial Property Manager.

     "Initial Property Manager" means Kestrel Management, L.P., a Delaware limited partnership.

     "Insurance Premiums" has the meaning given to such term in Section
8.1.1(d).

     "Insurance Proceeds" has the meaning given to such term in the definition of "Net Proceeds".

     "Insurance Requirements" means (a) all material terms of any insurance policy required hereunder covering or applicable to any Property or any part thereof, (b) all requirements of the issuer of any such policy, and (c) all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting a Property or any part thereof or any use of any Property or any part thereof.

     "Intermediate Entity" means any of Shelbourne I Century Park Company LLC, a Delaware limited liability company, Shelbourne II Century Park Company LLC, a Delaware limited liability company, Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company, and Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company, and "Intermediate Entities" shall refer to all of them, collectively.

     "Interest Payment Date" means the date through which interest is accrued and on which interest is due. Interest, whether payable on a Base Rate Loan Tranche, a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, shall be payable monthly in arrears, on the first Business Day of the first month following the initial funding of the Loan proceeds under this Agreement and on the first Business Day of each month thereafter until the Notes are repaid in full.

     "Interest Period" means:

          (a) with respect to Base Rate Loan Tranches, the period commencing on the date on which the Base Rate Loan Tranche is made and ending on the earliest to occur of (i) the date on which such Base Rate Loan Tranche is repaid, (ii) the date on which such Base Rate Loan Tranche is converted to a LIBOR Loan Tranche or a Conversion Loan Tranche or (iii) the Maturity Date; and

          (b) with respect to any LIBOR Loan Tranche or any Conversion Rate Loan
     Tranche:

               (i) initially, the period commencing on (A) the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan Tranche or (B) the effective date of a Mortgage Conversion with respect to such Conversion Rate Loan Tranche, as applicable, and ending one, two, three, six or twelve months thereafter, as selected by the Borrowers in their Rate Request given with respect thereto; and

               (ii) thereafter, each period commencing on the last day of the then expiring Interest Period applicable to such LIBOR Loan Tranche or Conversion Rate Loan Tranche, as applicable, and ending one, two, three, six or twelve months thereafter, as selected by the Borrowers in their Rate Request; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                    (A) if any Interest Period pertaining to a LIBOR Loan
               Tranche or a Conversion Rate Loan Tranche would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                    (B) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

                    (C) any Interest Period pertaining to a LIBOR Loan Tranche or a Conversion Rate Loan Tranche that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the subsequent calendar month.

     "knowledge" or words of similar import , when used to qualify any representation or warranty of the Borrowers made herein, means the actual knowledge of Dallas Lucas, after due inquiry by such Person and by such Person of the Property Manager.

     "Lease" means any lease, sublease, any further sub sublease (regardless of tier), license, letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect), existing as of the date hereof or hereafter entered into by a Borrower (as the lessor thereunder) in accordance with this Agreement, pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Property, and every modification, amendment or other agreement relating to such lease, sublease, or other agreement entered into in accordance with the terms of the Loan Documents, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "Lease Amendment" has the meaning given to such term in Section
5.1(m)(iii).

     "Lease Approval Request" has the meaning given to such term in Section 5.1(m)(iii).

     "Leasing Criteria" means, with respect to any proposed Lease, that such proposed Lease (a) is on commercially reasonable terms, (b) provides for rental rates comparable to existing local market rates and on market terms for new leases for similar premises in similar facilities located near the applicable Property and (c) does not contain any terms which would materially and adversely affect Agent's or any Lender's rights under the Loan Documents, in each case, as determined by Agent in its reasonable discretion.

     "Legal Requirements" means all statutes, laws, treaties, codes, rules, orders, regulations, ordinances, judgments, decrees and injunctions, determinations or requirements of any Governmental Authority, including, without limitation, Environmental Laws, and with respect to any Property, includes all Permits and Encumbrances.

     "Lender" and "Lenders" has the meaning provided in the preamble to this Agreement.

     "Lender Expenses" means (a) all origination costs and all out-of-pocket expenses and costs incurred by Agent with respect to the making of the Loan (as well as such costs and expenses as Agent customarily includes in reimbursables), including for preparation of audits, agreed-upon-procedures, reasonable travel expenses, preparation of environmental, seismic and engineering reports, credit reports, appraisals, preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby (including reasonable attorneys' fees and disbursements in connection therewith), mortgage recording taxes and other document filing fees and any other out-of-pocket expenses incurred by Agent relating to credit and collateral evaluations in connection with the Loan; and
(b) any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements in connection therewith) (i) incurred by Agent in pursuing any of its remedies and/or enforcing any of its rights under this Agreement or the other Loan Documents, (ii) relating to any other post-closing matters contemplated herein or in any other Loan Document for which the Borrower has an obligation hereunder or under any of the other Loan Documents, and (iii) any costs incurred by Agent in amending, modifying, supplementing, restating or otherwise changing the Loan or any of the Loan Documents.

     "Letter of Credit Amount" means, from time to time, the undrawn amount of any Disposition Letter of Credit held by Agent.

     "LIBO Rate" means, with respect to any Interest Period pertaining to a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, the rate of interest per annum quoted by HypoVereinsbank at approximately 11:00 A.M. New York time two
(2) Business Days prior to the beginning of such Interest Period for the offering to leading banks in the London interbank market of dollar deposits in immediately available funds for delivery on the first day of such Interest Period for a period equal to such Interest Period and in an amount comparable to the amount of the LIBOR Loan Tranche or the Conversion Rate Loan Tranche, as applicable, to be outstanding during such Interest Period.

     "LIBOR" means the London Interbank Offer Rate.

     "LIBOR Loan Tranche(s)" means any portion or portions of the Loan bearing interest as provided in Section 2.2.2(a)(ii).

     "LIBOR Margin" means two hundred fifty basis points (2.50%) per annum.

     "Lien" means any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other Encumbrance on any Property or any portion thereof or any Borrower (including, without limitation, any conditional sale or other title retention agreement, any sale-leaseback, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanics', materialmen's and other similar liens and Encumbrances).

     "Loan" means each Advance and all Advances in the aggregate made pursuant to this Agreement and the other Loan Documents, and evidenced by the Notes and secured by the Pledge Agreement and the other Loan Documents.

     "Loan Amount" means Seventy-Five Million and No/100 Dollars
($75,000,000.00).

     "Loan Documents" means, collectively, this Agreement, the Notes, the Pledge Agreement, the Environmental Indemnity, the Cash Management Agreement, the Contribution Agreement and any other document executed in connection with the Loan by any of the Borrowers, as well as all other documents executed and/or delivered in connection with the Loan or hereafter delivered by or on behalf of the Borrowers pursuant to the requirements hereof or of any other Loan Document, together with all modifications, amendments, restatements, replacements, extensions, supplements and assignments of any of the foregoing occurring after the date hereof pursuant to the provisions thereof.

     "Loan Percentage" means (a) prior to any assignment by the initial Lender of any portion of the Loan in accordance herewith, for the Lender named herein, one hundred percent (100%), and (b) subsequent to any such assignment, for each Lender, the percentage obtained from time to time as the quotient of the principal amount of the Loan assigned to such Lender over the aggregate principal amount of the Loan, provided that at no time shall the aggregate of such percentages held by Lenders equal more or less than one hundred percent (100%).

     "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, assessments, demands, charges, fees, judgments, awards, disbursements and amounts paid in settlement of whatever kind or nature (including reasonable attorneys' fees and other costs of defense and disbursements).

     "Major Lease" means any Lease by a Tenant which, when taken together with all other Leases by such Tenant or any Affiliate thereof in the same Property, in the aggregate demises greater than the lesser of (a) twenty percent (20%) of the NRSF in such Property and (b) 30,000 NRSF in such Property.

     "Management Fees" means, with respect to any Property, all fees, commissions, expenses and other compensation (including any incentive management fees) payable by the applicable Borrower to any Property Manager, which Management Fees shall be commercially reasonable based upon the then current market for the area in which such Property is located for a property of similar type and quality. Agent hereby acknowledges that the fees under the Initial Property Management Agreements are acceptable.

     "Manager's Consent" means that certain Manager's Consent and Subordination of Management Agreement, dated the date hereof, by the Parent Entities and Initial Property Manager in favor of Agent for the ratable benefit of the Lenders, as same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Material Adverse Change" has the meaning given to such term in Section 3.1(f).

     "Material Adverse Effect" means any material adverse effect upon (a) the business operations, economic performance, assets or condition (financial or otherwise) of any Borrower Affiliate or any Property, (b) the ability of any Borrower to perform, in all material respects, its obligations under each of the Loan Documents, (c) the enforceability or validity of any Loan Document or the perfection or priority of any Lien created under any Loan Document, (d) the value of, or cash flow from, any Property or the operations thereof or (e) the rights, interests and remedies of Agent or any Lender under the Loan Documents.

     "Material Agreement" means any contract or agreement relating to the ownership, maintenance, development or use of any Property or portion thereof (other than contracts or agreements with respect to leasing commissions or Tenant improvement work, in either case, in connection with any Lease which satisfies the Leasing Criteria, and if and to the extent required under this Agreement, which has been approved by Agent) to which a Borrower Affiliate is a party which (a) imposes an obligation on a Borrower Affiliate to pay more than $50,000 per annum or (b) has a term of greater than one (1) year and may not be terminated by a Borrower Affiliate without cause or material penalty or premium upon thirty (30) or fewer days' notice.

     "Maturity Date" means May 1, 2005, or if such day is not a Business Day then on the first Business Day prior thereto, or such other date on which the final payment of principal of the Note becomes due and payable as herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

     "Minimum Debt Yield" means seventeen percent (17%).

     "Monthly Debt Service Payment Amount" has the meaning given to such term in
Section 2.3.1.

     "Mortgage" means, as applicable, individually or collectively, (a) the Closing Mortgages, (b) the New York Mortgage, (c) the Assigned Mortgages and (d) a first priority mortgage or deed of trust by an applicable Borrower in favor of Agent for the ratable benefit of the Lenders (substantially in the form of Exhibit A annexed hereto, as modified to reflect legal requirements, custom and practice of the jurisdiction in which the applicable Conversion Property is located), which mortgage or deed of trust encumbers a Conversion Property and is delivered to Agent in connection with a Mortgage Conversion.

     "Mortgage Conversion" has the meaning given to such term in Section 7.1.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any member of the applicable ERISA Group is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Net Operating Income" means, with respect to the Properties for any period, Operating Income less Operating Expenses.

     "Net Proceeds" means, with respect to any Property, (a) the net amount of all insurance proceeds received by Agent as a result of any damage or destruction to such Property, after deduction of Agent's reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"); or (b) the net amount of all condemnation awards, proceeds and payments received by Agent with respect to any Partial Condemnation or Total Condemnation (as applicable) of any Property, after deduction of Agent's reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds").

     "Net Proceeds Deficiency" has the meaning given to such term in Section 8.1.4.

     "Net Sale Proceeds" means, for all or any portion of any Property (as applicable), an amount equal to either (as applicable) the gross sales price and all other consideration derived or to be derived from the sale of such Property, minus the sum of (a) the amount of any sales commission actually paid or payable to an independent broker unaffiliated with the Borrower Affiliates with respect to such sale, (b) the amount of any transfer taxes actually paid or payable by the Borrower Affiliates with respect to such sale, and (c) other reasonable, actual and customary third party closing and transaction costs.

     "New Borrower" has the meaning given to such term in Section 2.5.2(a).

     "New Borrower Ownership Interests" has the meaning given to such term in
Section 2.5.2(a).

     "New York Mortgage" means the Mortgage with respect to the Property located in the State of New York granted by the applicable Borrower for the benefit of Agent for the ratable benefit of the Lenders in connection with the closing of the Loan.

     "Note" or "Notes" means the promissory note or notes made by the Borrower in favor of each Lender in the aggregate principal amount of $75,000,000, and evidencing that portion of the Loan Amount owing to such Lender, as such promissory note or notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "Notice of Borrowing" has the meaning given to such term in Section 3.3.1.

     "NRSF" means the net rentable square feet determined in accordance with the Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Section 65.1, 1996).

     "Officer's Certificate" means, with respect to any Borrower Affiliate, a certificate made by an individual authorized to act on behalf of such Borrower Affiliate, provided that such individual is also a principal or senior officer of such Borrower Affiliate and, in the case of any senior officer, Agent has theretofore received an incumbency certificate with respect thereto.

     "Operating Agreements" means reciprocal easement and/or operating agreements; covenants, conditions and restrictions; and similar agreements affecting any of the Properties and binding upon and/or benefiting any Borrower and any other Borrower or a third party, including the instruments listed in
Schedule 4.1(gg), as the same may be modified, amended, extended, supplemented, restated and/or assigned from time to time as permitted hereunder.

     "Operating Expenses" means, in respect of the Properties and for any specified period, on an accrual basis, all expenses of the Borrowers (or of a Property Manager for the account of any Borrower) during such period in connection with the operation of the Properties (including, without limitation, Basic Carrying Costs), as well as bookkeeping, accounting, insurance costs, actual Management Fees, wages and other costs and expenses incurred for the Properties and legal expenses incurred in connection with the operation of the Properties, determined, in each case, consistently with GAAP. "Operating Expenses" shall not include (a) depreciation or amortization or other non-Cash items (other than expenses that are accrued but not yet paid), (b) the principal of and interest on the Notes or any other Indebtedness of the Borrowers, (c) income taxes or other taxes in the nature of income taxes, (d) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with and allocable to the issuance of the Notes, (e) the cost of Capital Expenditures, (f) distributions to the members or partners of the Borrowers or any management fees or similar compensation payable to any Affiliate of the Borrowers, (g) all ordinary and customary leasing costs (which shall be deemed to include those leasing costs in connection with Leases expressly approved by Agent) incurred in connection with the Properties, including, without limitation, tenant improvement costs and reasonable attorneys' fees, and/or (h) any item of expense which otherwise would be considered within Operating Expenses but is paid directly by any Tenant. Expenses that are accrued as Operating Expenses during any period shall not be included in Operating Expenses when paid during any subsequent period. To the extent any Operating Expense accrues over more than a period but is paid in a lump sum (e.g., Taxes and Insurance Premiums), such Operating Expense shall be expensed over the entire accrual period.

     "Operating Income" means, in respect of the Properties and for any specified period, all income of the Borrowers (or receivable by a Property Manager for the account of any Borrower) from any Person during such period in connection with the operation of the

Properties, determined on an accrual basis of accounting consistent with GAAP, including the following:

          (a) all Rents and, without duplication, all charges for electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, telecommunications, telephone, utility or similar items, including overtime usage, HVAC equipment charges, sprinkler charges, escalation charges, license fees, maintenance and cleaning fees, charges for improvements, Taxes and Other Charges and other amounts payable to the Borrowers under any Lease (including tenant security deposits but only to the extent a Borrower is entitled to apply or retain the security deposit in accordance with the Lease and any interest income earned thereon and retained by such Borrower) or other agreement relating to the applicable Property;

          (b) all amounts payable to the Borrowers pursuant to Operating Agreements relating to the Properties;

          (c) condemnation awards to the extent that such awards are compensation for lost Rent or allocable to such specified period;

          (d) business interruption and loss of "rental value" insurance proceeds to the extent such proceeds are allocable to such specified period; and

          (e) all other income, which is recurring and collected in the ordinary course of business of operating the Properties.

     Notwithstanding the foregoing clauses (a) through (e), Operating Income shall not include (i) any condemnation or insurance proceeds (other than of the types described in clauses (c) and (d) above), (ii) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any part of the Properties, (iii) any repayments received from Tenants of principal loaned or advanced to Tenants by Borrowers, (iv) any extraordinary, non-recurring items of income, and (v) any type of income that would otherwise be considered Operating Income pursuant to the provisions above but is (A) more than sixty (60) days past due or (B) paid directly by any Tenant to a Person other than the applicable Borrower or its agent (other than amounts paid by Tenants in accordance with the Tenant direction letters delivered pursuant to the Cash Management Agreement) and (v) any fees or other amounts payable by a Tenant or another Person that are reimbursable by such Borrower to Tenant or such other Person.

     "Organizational Documents" means (a) with respect to any Person that is a corporation, the certificate of incorporation or charter and by-laws of such Person, (b) with respect to any Person that is a partnership, the partnership agreement and, if a limited partnership, the certificate of limited partnership of such Person, and (c) with respect to any Person that is a limited liability company, the certificate of formation or the articles of organization and the operating agreement of such Person.

     "Original Advisory Agreement" means any of (i) the Advisory Agreement dated as of April 17, 2001 among Advisor, Shelbourne Properties I, Inc., a Delaware corporation, and Shelbourne Properties I GP, Inc., a Delaware corporation, (ii) the Advisory Agreement dated as of April 17, 2001 among Advisor, Shelbourne Properties II, Inc., a Delaware corporation, and

Shelbourne Properties II GP, Inc., a Delaware corporation, and (iii) the Advisory Agreement dated as of April 17, 2001 among Advisor, Shelbourne Properties III, Inc., a Delaware corporation, and Shelbourne Properties III GP, Inc., a Delaware corporation; and "Original Advisory Agreements" shall refer to all of them, collectively.

     "Other Borrower" has the meaning given to such term in Section 2.5.2(d).

     "Other Charges" means all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults and similar areas adjoining any Property, now or hereafter levied or assessed or imposed against any Property or any part thereof and payable by the applicable Borrower.

     "Other Property" has the meaning given to such term in Section 2.5.2(d).

     "Other Property Indebtedness" has the meaning given to such term in Section 2.5.2(d).

     "Parent Entity" means any of Shelbourne Properties I L.P., a Delaware limited partnership, Shelbourne Properties II L.P., a Delaware limited partnership, and Shelbourne Properties III L.P., a Delaware limited partnership, and "Parent Entities" shall refer to all of them, collectively.

     "Partial Condemnation" means any Condemnation other than a Total Condemnation.

     "Participation" has the meaning given to such term in Section 12.23(e).

     "Partnership Units" means, with respect to any Parent Entity, the partnership units of such Parent Entity designated as Class A Partnership Units.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Pension Plan" means an employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which (a) is subject to the provisions of Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and (b) is maintained by, or contributed to by, any Borrower or any member of the applicable ERISA Group or with respect to which any member of the ERISA Group could reasonably be expected to incur liability under Section 4069 of ERISA.

     "Permits" means all material licenses, approvals, authorizations, accreditations, consents, permits, variances and certificates used in connection with the ownership, operation, use or occupancy of any Property (including, without limitation, business licenses, state health department licenses, liquor licenses, certificates of completion and occupancy permits and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of such Property) as the same may be modified, amended, extended, supplemented and/or assigned from time to time, but excluding licenses, approvals, authorizations, accreditations, consents, permits, variances and certificates, the responsibility for which lies solely with any Tenant.

     "Permitted Encumbrances" means, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, Encumbrances and other matters disclosed in the Title Policy with respect to each Property as of the date hereof (or, in the case of any Additional Property, as of the date of the applicable Property Addition) which are approved by Agent, (c) Liens, if any, for Taxes or Other Charges not yet due, payable or delinquent or which are being diligently contested in good faith in accordance with Section 5.1(b)(ii), (d) Leases, and (e) currently existing zoning restrictions which Encumber any Property and (f) such other title and survey exceptions as Agent has approved or may approve in writing in Agent's sole discretion.

     "Permitted Indebtedness" means (a) the Debt, (b) Trade Payables incurred in the ordinary course of Borrowers' business, customarily paid by Borrower within sixty (60) days of incurrence and in fact not more than sixty (60) days outstanding, provided that the aggregate amount of Trade Payables outstanding at any time shall not exceed (i) $50,000 with respect to any single Property or
(ii) $1,000,000, in the aggregate, with respect to all of the Properties, (c) written indemnities entered into in the ordinary course of business and on customary terms and conditions in connection with the acquisitions of goods or services, or in connection with the execution of Leases or amendments thereto,
(d) Other Property Indebtedness and (e) Indebtedness by (i) any Borrower Affiliate to another Borrower Affiliate or (ii) Indebtedness by any Borrower to a REIT; provided that, in either case, such Indebtedness shall be in amounts which are reasonably acceptable to Agent and the terms of any such Indebtedness provide that (A) such Indebtedness is expressly subject and subordinate to all of the terms, covenants, provisions, rights and remedies contained in, and the Liens created in favor of Agent and the Lenders pursuant to, this Agreement and the other Loan Documents, and (B) the creditor enters into a subordination of affiliate debt agreement with Agent for the ratable benefit of the Lenders in both form and substance acceptable to Agent in its sole discretion on or prior to any such extension of credit or creation of Indebtedness.

     "Person" means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

     "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) which is maintained or contributed to by any Borrower or any member of its ERISA Group.

     "Plan Assets" means assets of (a) an employee benefit plan, as defined in
Section 3(3) of ERISA, whether or not it is subject to the provisions of Title I of ERISA (including governmental plans), (b) a plan described in Section 4975(e)(1) of the Code, and (c) an entity the underlying assets of which include plan assets by reason of a plan's investment in the entity.

     "Pledge Agreement" means the Pledge and Security Agreement, dated as of the date hereof, by the Borrowers in favor of Agent for the ratable benefit of the Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Pledge Event" means that (a) each Illinois Property has been effectively conveyed of record to a wholly owned single member limited liability company (an "Illinois Borrower") organized in the State of Delaware pursuant to a certificate of formation and operating agreement in the form approved by Agent in connection with the closing of the Loan (including with respect to the separateness covenants and other restrictions contained therein), all of the legal and beneficial interests ("Illinois Borrower Ownership Interests") of which are owned directly by the grantor of such conveyance (i.e., Shelbourne Properties II L.P. or Shelbourne Properties III L.P., as applicable), (b) each Illinois Borrower has pledged its Illinois Borrower Ownership Interests to Agent (in the form of the Pledge Agreement) for the ratable benefit of the Lenders, together with any shares, certificates or other indicia of such ownership interests duly endorsed as required by Agent, and any UCC financing statements, documents and instruments required by Agent in connection therewith, all of which shall be acceptable to Agent in its reasonable discretion, (c) Agent has been provided with a Title Policy with respect to each Illinois Property (i) insuring each Illinois Borrower's ownership of the respective Illinois Property,
(ii) containing no exceptions other than Permitted Encumbrances and (iii) in form and substance consistent with the Title Policies delivered to Agent upon the Closing with respect to the Properties, (d) the Illinois Borrowers shall have executed and delivered such modifications and amendments to this Agreement and the other Loan Documents as Agent may reasonably require, including an assumption agreement, and (e) Borrower shall have paid all reasonable costs and expenses, including, without limitation, reasonable legal fees and disbursements incurred by Agent in connection with the Illinois Event.

     "Policies" has the meaning given to such term in Section 8.1.1(c).

     "Prepayment" has the meaning given to such term in Section 2.4.1.

     "Prepayment Date" has the meaning given to such term in Section 2.4.1.

     "Prepayment Notice" has the meaning given to such term in Section 2.4.1.

     "Prime Rate" means the rate of interest, determined on a daily basis, publicly announced by HypoVereinsbank in New York, New York from time to time as its prime commercial lending rate. The prime rate is not intended to be the lowest rate of interest charged by Agent in connection with extensions of credit to debtors.

     "Property" means, individually each, and collectively all of, the real properties together with the Improvements thereon, all as more fully described in Exhibit 1.1 hereto, including any Additional Property and less and except any Disposed Property.

     "Property Addition" has the meaning given to such term in Section 2.5.2(a).

     "Property Disposition" has the meaning given to such term in Section 2.5.1(a).

     "Property Management Agreement" means a property management and/or leasing agreement entered into by a Borrower and the applicable Property Manager and approved by Agent as set forth in Section 10.1, pursuant to which such Property Manager is to provide management and other services with respect to a Property and any other management agreement entered into with the prior written consent of Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time as permitted hereunder.

     "Property Manager" means the Initial Property Manager, or any property manager appointed in replacement thereof in accordance with Section 10.1.

     "Property Manager Criteria" means, with respect to any Property Manager, a reputable and experienced professional property management company which shall
(a) have at least five (5) years experience in the management of facilities substantially similar to the Properties proposed to be managed, (b) have facilities under management, which in the aggregate exceed ten (10) times the total NRSF of the Properties proposed to be managed (excluding the Properties) at the time of its engagement as Property Manager and (c) be nationally or regionally recognized, if available given the location of the respective Property.

     "Property Owner" or "Property Owners" has the meaning given to such term in the recitals to this Agreement, and shall include the respective successors and permitted assigns thereof.

     "Proportionate Loan Amount" means, from time to time, the product of (i) the aggregate Allocated Loan Amounts of all Conversion Properties with respect to Mortgage Conversions which are owned by the Borrowers at the time of determination, multiplied by (ii) a ratio (A) the numerator of which is equal to the aggregate principal amount of the Loan outstanding at the time of determination, and (B) the denominator of which is equal to the Loan Amount.

     "Purchase Agreement" means that certain Purchase and Contribution Agreement , dated as of February 14, 2002, among Advisor, certain subsidiaries of Advisor, Northstar Capital Investment Corp., Shelbourne Management, LLC, the REITs and the Parent Entities.

     "Purchaser" has the meaning given to such term in Section 2.5.1(a).

     "ratable share" or "ratably" means, with respect to any Lender, its share of the Loan based on the proportion of the outstanding principal of the Loan advanced by such Lender to the total outstanding principal of the Loan.

     "Rate Request" means, the Borrowers' irrevocable telephonic notice (to be promptly confirmed in writing), to be received by Agent by 11:00 A.M. New York time three (3) Business Days prior to the date specified in the Rate Request for the commencement of the Interest Period (which specified date must be a Business
Day), of: (a) its intention to have (i) all or any portion of the principal amount under the Notes which is not then the subject of an Interest Period (other than an Interest Period which is terminating on the Business Day specified in the notice), and/or (ii) all or any portion of any advance of proceeds of the Loan evidenced by the Notes, which is to be made on the Business Day specified in the notice, bear interest as a Base Rate Loan Tranche, a LIBOR Loan Tranche or, if a Mortgage Conversion shall have occurred, a Conversion Rate Loan Tranche; and (b) the Interest Period desired by Borrower in respect of the amount specified whenever such notice is for LIBOR Loan Tranches or, if a Mortgage Conversion shall have occurred, Conversion Rate Loan Tranches, which Interest Period shall have a minimum duration of one month.

     "Rating Agency" means any one or more of Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, Inc., or any other nationally recognized statistical rating agency, as selected by Agent, and their respective successors.

     "RBC Change" has the meaning given to such term in Section 2.2.2(d)(iii).

     "Recaptured Interest" has the meaning given to such term in Section 7.1(c).

     "Reduced Letter of Credit Amount" has the meaning given to such term in
Section 2.5.2(f).

     "Register" has the meaning given to such term in Section 2.1.2(b).

     "Required Repairs" has the meaning given to such term in Section 5.1(s).

     "Regulation D" means Regulation D of the Federal Reserve Board, as in effect from time to time.

     "Regulatory Change" means any change after the date of this Agreement in federal, state or foreign laws or regulations or the adoption or the making, after such date, of any interpretations, directives or requests applying to a class of banks or companies Controlling banks, including any Lender or any company Controlling a Lender, of or under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "REIT" means any of Shelbourne Properties I, Inc., a Delaware corporation, Shelbourne Properties II, Inc., a Delaware corporation and Shelbourne Properties III, Inc., a Delaware corporation, and "REITS" shall refer to all of them, collectively.

     "REIT Change in Control" means, with respect to any REIT, (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), of shares representing more than 49.9% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such REIT; or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of such REIT by Persons who were neither (i) nominated by the board of directors of such REIT (or a committee thereof) nor (ii) appointed by directors so nominated (or a committee thereof); or (c) the acquisition by any Person or group of the power, directly or indirectly, to direct or cause the direction of the management or policies of such REIT.

     "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, the movement of Hazardous Substances through ambient air, sol, surface water, groundwater, wetlands, land or subsurface strata).

     "Release Amount" means, for each Property, the amount indicated as the Release Amount on Schedule 1.1(a); provided, however, that with respect to the Core Properties, the Release Amount means the greater of (a) the amount indicated as the Release Amount for such Core Property on Schedule 1.1(a) and
(b) the Net Sales Proceeds with respect to the Property Disposition of such Core Property.

     "Rents" means all rents, rent equivalents, moneys payable as damages pursuant to a Lease or in lieu of rent or rent equivalents, Lease termination fees and payments, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), parking income, accounts, Cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account or benefit of any Borrower or its agents or employees from any and all sources arising from or attributable to any Property and/or the use and occupancy thereof, including, without limitation, any obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of any Property or rendering of services by any Borrower and proceeds, if any, from business interruption or other loss of income insurance.

     "Reports" means, collectively, the reports and studies set forth on
Schedule 1.1(c).

     "Required Lenders" means, subject to Section 2.8(h), if there is only one Lender hereunder, that Lender, and, if there is more than one Lender, one or more Lenders holding more than 50% of the total principal amount outstanding under the Loan.

     "Required Rating" means "AA" (or its equivalent) by the Rating Agencies.

     "Reserve Requirements" means, for any day applied to a LIBOR Loan Tranche or any Conversion Rate Loan Tranche, as applicable, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day, if any (including without limitation supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) required to be maintained by the applicable Lender or its participants, if any. Without limiting the effect of the foregoing, the Reserve Requirements shall reflect any other reserves required to be maintained by any Lender or any Lender's respective participants, if any, by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined as provided in this Agreement or (b) any category of extensions of credit or other assets which includes loans the interest on which is determined on the basis of rates used in determining the LIBO Rate.

     "Response" has the meaning given to such term in Section 5.1(m)(iii).

     "Restoration" means the repair and restoration of the applicable Property as nearly as possible to the condition such Property was in immediately prior to such Casualty or Partial Condemnation, as applicable, together with such alterations as may be approved by Agent acting reasonably.

     "Retainage" means, until fifty percent (50%) of the Restoration has been completed, as certified by Borrowers' architect, and as to each contractor, subcontractor or materialman engaged in a Restoration, an amount equal to the greater of (a) ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Borrowers' architect, and
(b) the actual retainage agreed to by the Borrowers and such party; provided, that, until fifty percent (50%) of the Restoration has been completed as aforesaid in no event shall the Retainage be less than the amount actually retained by the Borrowers from contractors, subcontractors and materialmen engaged in a Restoration.

     "Risk-Based Capital Guidelines" has the meaning given to such term in
Section 2.2.2(d)(iii).

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Service Contract" means any contract or agreement relating to the operation, maintenance, repair or management of any Property, but excluding any contract or agreement which is a Material Agreement.

     "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of its property exceeds the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of its assets is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subsidiary" means (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, trust, joint venture, limited liability company or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

     "Survey" with respect to any Property, means a survey of recent date delivered to Agent in connection with the Loan and prepared by a professional and properly licensed and insured land surveyor reasonably acceptable to Agent, which survey is in both form and substance reasonably satisfactory to Agent.

     "Taxes" means all real estate and personal property taxes, assessments, fees, taxes on Rents or rentals, water rates or sewer rents, and other governmental charges now or hereafter levied or assessed or imposed against any Borrower or any Property or Rents therefrom or which may become Liens.

     "Tenant" means any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

     "Term Sheet" has the meaning given to such term in Section 5.1(m)(iii).

     "Term Sheet Approval Request" has the meaning given to such term in Section 5.1(m)(ii).

     "Title Policy" with respect to any Property, means either (a) in the case of a Mortgage Conversion pursuant to Section 7.1, and in the case of the Closing Mortgages and the New York Mortgage, an ALTA mortgagee's policy of title insurance (1970 unmodified form, where issuable) of recent date delivered to Agent in connection with a Mortgage Conversion and issued by one or more title companies reasonably acceptable to Agent, which title insurance policy (i) provides coverage in an amount not less than the Allocated Loan Amount (other than with respect to the New York Mortgage which policy shall be in the amount of the New York Mortgage) with respect to such Property, (ii) insures Agent for the benefit of the Lenders that the related Mortgage creates a valid first mortgage Lien on such Property, free and clear of all exceptions from coverage other than Permitted Encumbrances and such standard exceptions and exclusions from coverage as Agent shall approve, (iii) contains such endorsements and affirmative coverage as Agent may reasonably require, (iv) names the Agent for the benefit of the Lenders as the insured party thereunder, (v) is assignable by its terms with a Transfer of the Loan and (vi) is otherwise in both form and substance reasonably satisfactory to Agent, or (b) in all other cases, an ALTA owner's policy of title insurance of recent date delivered to Agent in connection with the Loan and issued by one or more title companies reasonably acceptable to Agent, which title insurance policy (i) provides coverage in an amount not less than the Allocated Loan Amount with respect to such Property,
(ii) contains such endorsements and affirmative coverage as Agent may require (including an endorsement insuring Agent's interest in the Collateral) and (iii) is otherwise in both form and substance reasonably satisfactory to Agent, in either case, as such Title Policy may be amended, restated, replaced, supplemented or otherwise modified from time to time as expressly permitted hereunder.

     "Total Available Commitments" means, from time to time, the lesser of (a) the Loan Amount, and (b) the sum of (i) the difference between (A) (I) until the occurrence of the Illinois Event, the difference between (1) the Loan Amount and
(2) the Illinois Amount and (II)
from and after the occurrence of the Illinois Event, the Loan Amount and (B) the aggregate Allocated Loan Amounts with respect to any Disposed Property (other than any Disposed Property for which a Disposition Letter of Credit has been delivered to Agent pursuant to Section 2.5.1) at the time of determination, and
(ii) the aggregate Allocated Loan Amounts with respect to any Additional Property at the time of determination; provided, however, that if the amounts in clauses (a) and (b) are equal, the Total Available Commitments shall mean the amount specified in clause (a).

     "Total Condemnation" means, with respect to any Property, any Condemnation which, when so taken or condemned, would leave, in Agent's reasonable determination, a balance of such Property subject to such Condemnation that, due either to the area so taken or the location of the part so taken in relation to the part not taken, would not, under economic conditions, physical constraints, zoning laws, building regulations and other Legal Requirements applicable to such Property then existing, readily accommodate a new or reconstructed building or buildings and other improvements of a type fully comparable to the Improvements existing as of the date of such taking or condemnation.

     "Trade Payables" means unsecured amounts payable by or on behalf of any Borrower for or in respect of the operation of any Property in the ordinary course and which would under GAAP be regarded as ordinary expenses, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to such Property or such Borrower.

     "Transfer" means any voluntary or involuntary, direct or indirect (at any tier of ownership), sale, grant, bargain, conveyance, lease, license, assignment, Encumbrance, pledge, mortgage, hypothecation, transfer, grant of security interest, financing or other disposition of, directly or indirectly (at any tier of ownership), by operation of law or otherwise, any legal, equitable or beneficial interest, including, without limitation, any event or occurrence which results in a Change in the Control of any such Person. The terms "Transferred", "Transferor", "Transferee" and other derivatives of the word "Transfer" means the past tense of Transfer, the party which Transfers, the party which receives or benefits from the Transfer, and the other correlative grammatical meanings of Transfer, as applicable.

     "UCC" means the Uniform Commercial Code as in effect in the applicable state.

     "U.S. Government Securities" means securities evidencing an obligation to pay principal and interest in a full and timely manner that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person Controlled or supervised by and acting as an agency or instrumentality of and guaranteed as a full faith and credit obligation by the United States of America (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such securities or a specific payment of principal of or interest on any such securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

     "U.S. Tax" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof.

     Section 1.2 Principles of Construction. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "includes", "including" and similar terms shall be construed as if followed by the words "without limitation". The term "Property" or "Properties" shall be construed to be followed by the phrase "or any part or portion thereof". The term "Borrower" shall mean any Borrower, each Borrower or "all Borrowers" as applicable to the context. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as may be modified herein. As a matter of convenience herein, rating categories are generally stated in the nomenclature of Standard & Poor's Ratings Services, it being understood that unless otherwise expressly stated to the contrary, reference to such category shall also be deemed to be a reference to the comparable category of each other Rating Agency. Whenever in this Agreement any Person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such Person, provided that the foregoing shall not be deemed to permit any Transfer of any ownership interest that is otherwise prohibited hereunder. All covenants, promises and agreements in this Agreement contained, by or on behalf of the Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of each Lender and Agent. Whenever in this Agreement any consent, approval, determination or decision of Agent is to be made in Agent's sole discretion, such provision shall be deemed to mean that such consent, approval, determination or decision of Agent shall be made by Agent in its sole and absolute discretion for any or no reason.

                                   ARTICLE II
                                     GENERAL

     Section 2.1 The Loan.

     2.1.1 Commitment; Revolving Loan; Use of Proceeds. (a) Commitment. Subject to and upon the terms and conditions set forth herein, each Lender hereby severally agrees to make available to the Borrowers such Lender's Loan Percentage of the Advances requested by the Borrowers from time to time from the Closing Date until the Maturity Date, or such earlier date as the Commitments shall have been terminated as provided herein; provided, however, that (i) no request for an Advance by any Borrower shall be effective unless each of the Parent Entities shall have signified its assent thereto in accordance with the provisions of Section 3.3.1 hereof, (ii) the aggregate principal amount of the Loan at any time outstanding shall not exceed the lesser of (a) the Loan Amount and (b) the Total Available Commitments; and (iii) with respect to any Lender, the aggregate principal amount of the Loan at any time outstanding which is Advanced by such Lender shall not exceed its Available Commitment. The Loan shall mature on the Maturity Date. The Borrowers hereby agree to accept the Loan to the extent advanced as of the date hereof and to accept each subsequent Advance hereunder as of the date made, subject to and upon the terms and conditions set forth herein.

     (b) Revolving Loan. Notwithstanding anything to the contrary contained herein, the Loan is a revolving loan and, subject to the terms and conditions hereof, any amounts advanced in respect of the Loan and repaid or prepaid hereunder may be reborrowed.

     (c) Use of Proceeds. The Borrowers shall use the proceeds of the Loan for any lawful purpose.

     2.1.2 The Notes. (a) The Loan shall be evidenced by one or more Note(s) from the Borrowers in favor of each Lender, each in a principal amount equal to such Lender's Commitment and all of which shall not exceed in the aggregate the principal amount of the Loan. The Notes shall bear interest at the Applicable Interest Rate to and including the date upon which the Debt is paid in full. The Notes shall be subject to repayment as provided in Section 2.3, shall be entitled to the benefits of this Agreement and shall be secured by the Pledge Agreement and by certain of the other Loan Documents.

     (b) Agent shall maintain, or cause to be maintained, a register (the "Register") at the address set forth in Section 12.5 to which notices to Agent are to be sent hereunder, on which it shall enter the name or names of the registered owner or owners from time to time of the Notes or multiple Notes. Subject to the terms of Section 12.23, each Note may be independently assigned or otherwise transferred to an Eligible Assignee (or to such other Person permitted by Section 12.23) in whole or in part by registration of such assignment or transfer on the Register (and each Note shall expressly so provide). At the request of any Lender or any designated assignee or transferee of a Note, the Borrowers shall issue to such Lender or the designated assignee or transferee one or more new Notes on the same terms and conditions and in the same aggregate principal amount of the Notes so assigned or transferred upon delivery to the Borrowers of the Notes so assigned or transferred; provided, however, that the failure to issue new Notes in connection with a transfer to an Eligible Assignee or to such other Person permitted by Section 12.23 (whether due to any failure on the part of the Borrowers or otherwise) shall in no way affect the validity of the Loan, the Notes or the transfer thereof to such Eligible Assignee or to such other Person permitted by Section 12.23. The Register shall be available for inspection by the Borrowers at any reasonable time upon reasonable prior notice.

     Section 2.2 Interest.

     2.2.1 Generally. Interest on the Loan and the Notes shall accrue at the Applicable Interest Rate and shall be calculated on the basis of a year of 360 days for the actual number of days elapsed in the applicable Interest Period, provided that in the case of interest the first day of the Interest Period shall be included and the last day of said Interest Period shall be excluded. If an Advance is repaid on the same day on which it is made one (1) day's interest shall be paid on such Advance as well as all Breakage Costs. Any change in the Prime Rate or the Federal Funds Rate shall be automatically effective as of the day on which such change in rate occurs. Each determination by Agent of the Applicable Interest Rate shall be conclusive and binding on the Borrowers for all purposes, absent manifest error.

     2.2.2 Determination of Interest Rate. (a) Applicable Interest Rate. The rate or rates at which the outstanding principal amount of the Loan bears interest from time to time shall be referred to as the "Applicable Interest Rate". Subject to the terms and conditions of this

Section 2.2.2, the Borrowers shall pay interest on the outstanding principal amount of the Loan at the Applicable Interest Rate for the applicable Interest Period. The Applicable Interest Rate with respect to any portion of the Loan shall be:

     (i) Base Rate. During the periods, if any, during which this Agreement provides that any portion of the Loan shall bear interest as a Base Rate Loan Tranche, then, with respect to such portion, a rate per annum equal at all times to the Base Rate, payable monthly in arrears on each Interest Payment Date.

     (ii) LIBO Rate. Except as specified herein to the contrary, during the periods, if any, during which this Agreement provides that any portion of the Loan shall bear interest as a LIBOR Loan Tranche, then, with respect to such portion, a rate per annum equal at all times during each Interest Period to the Adjusted LIBO Rate for such Interest Period, payable monthly in arrears on each Interest Payment Date.

     (iii) Conversion Rate. During the periods, if any, during which this Agreement provides that any portion of the Loan shall bear interest as a Conversion Rate Loan Tranche, then, with respect to such portion, a rate per annum equal at all times during each Interest Period to the Conversion Rate for such Interest Period, payable monthly in arrears on each Interest Payment Date.

     (b) Conversion and Continuation Options. Each Rate Request shall specify the portion of the Loan to be designated as (i) a Base Rate Loan Tranche, (ii) a LIBOR Loan Tranche, or (iii) if applicable and subject to Section 7.1, a Conversion Rate Loan Tranche (subject to this Section 2.2.2(b)), and, if applicable, the Interest Period applicable thereto. The Borrowers may elect pursuant to a Rate Request to convert all or any portion of an outstanding Base Rate Loan Tranche to a LIBOR Loan Tranche or, if applicable and subject to
Section 7.1, all or any portion of a Base Rate Loan Tranche or a LIBOR Loan Tranche to a Conversion Rate Loan Tranche, provided that no Base Rate Loan Tranche may be converted to a LIBOR Loan Tranche and, if applicable and subject to Section 7.1, no Base Rate Loan Tranche or LIBOR Loan Tranche may be converted to a Conversion Rate Loan Tranche: (i) when any monetary Default or any Event of Default has occurred under the Loan Documents and is continuing and Agent has reasonably determined that such conversion is not appropriate; or (ii) after the date which is one month prior to the Maturity Date. The Borrowers may elect pursuant to a Rate Request to convert all or any portion of the outstanding LIBOR Loan Tranches or any Conversion Rate Loan Tranche to a Base Rate Loan Tranche. Any LIBOR Loan Tranche or Conversion Rate Loan Tranche may be continued upon the expiration date of its then current Interest Period by the Borrowers pursuant to a Rate Request, provided that no LIBOR Loan Tranche or Conversion Rate Loan Tranche may be continued: (A) when any monetary Default or any Event of Default has occurred and is continuing and Agent has reasonably determined that such a continuation is not appropriate or (B) after the date that is one month prior to the Maturity Date. If the Borrowers fail to submit a Rate Request to Agent in accordance with the provisions of this Section 2.2.2(b), Agent shall (subject to Section 2.2.2(e)) continue the LIBOR Loan Tranche or any Conversion Rate Loan Tranche, as applicable, automatically as a one month LIBOR Loan Tranche or Conversion Rate Loan Tranche, respectively, unless the applicable Interest Period is less than thirty (30) days, in which event Agent shall convert the LIBOR Loan Tranche or Conversion Rate Loan Tranche, as applicable, to a Base Rate Loan Tranche. All borrowings, conversions and continuations of the Loan and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that after giving effect thereto, the aggregate principal amount of each LIBOR Loan Tranche or any Conversion Rate Loan Tranche shall be at least equal to $1,000,000, and any such amounts in excess of $1,000,000 shall be in integral multiples of $100,000. No more than (I) two (2) Conversion Rate Loan Tranches,
(II) four (4) LIBOR Loan Tranches (if no Conversion Rate Loan Tranche shall be outstanding), (III) three (3) LIBOR Loan Tranches (if one (1) Conversion Rate Loan Tranche shall be outstanding), (IV) two (2) LIBOR Loan Tranches (if two (2) Conversion Rate Loan Tranches shall be outstanding) and (V) one (1) Base Rate Loan Tranche, in each case, may be outstanding at any time under this Agreement and the Notes. Each Rate Request will be irrevocable and binding on the Borrowers. If at any time a Conversion Rate Loan Tranche shall be outstanding, the aggregate amount of the Loan bearing interest at the Conversion Rate, including after giving effect to any Advance hereunder, shall at all times remain equal to the Proportionate Loan Amount. Notwithstanding anything contained in this Agreement to the contrary, the Borrowers may designate pursuant to a Rate Request that a portion of the Loan bear interest as a Conversion Rate Loan Tranche only if a Mortgage Conversion shall have occurred in accordance with Section 7.1.

     (c) Breakage Costs. The Borrowers shall pay directly to a Lender, immediately upon request such amounts as shall, in the reasonable judgment of each Lender, compensate it for any Losses incurred by it as a result of (i) any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary) of any portion of the Loan bearing interest as a LIBOR Loan Tranche or a Conversion Rate Loan Tranche on a date other than the last day of an applicable Interest Period, (ii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of a LIBOR Loan Tranche or a Conversion Rate Loan Tranche to a Base Rate Loan Tranche with respect to any portion of the Loan then bearing interest as a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, as applicable, on a date other than the last day of an applicable Interest Period, (iii) the failure of all or a portion of an Advance of the Loan which was to have borne interest as a LIBOR Loan Tranche (including any portion thereof to bear interest as a Conversion Rate Loan Tranche in accordance with subsection b above) pursuant to a Rate Request to be made, (iv) the failure of the Borrowers to borrow in accordance with a Rate Request submitted by it or the Borrowers' failure to continue or convert a LIBOR Loan Tranche or a Conversion Rate Loan Tranche in accordance with a Rate Request submitted by it, (v) the failure of the Borrowers to make a prepayment after the Borrowers have given notice thereof in accordance with this Agreement or (vi) the early termination of any swap or other interest rate hedging arrangement, including, without limitation, any such Losses arising from the reemployment of funds obtained by it, from fees payable to terminate the deposits from which such funds were obtained or from reversing any swap or other interest rate hedging arrangements. Such amounts shall include, without limitation, an amount equal to the present value (using as a discount rate, the rate at which interest is computed pursuant to clause (B) below) of the excess, if any, of (A) the amount of interest which would have accrued at the Adjusted LIBO Rate or the Conversion Rate (as the case may be) on the amount so prepaid, converted, not advanced, not borrowed, not continued, not converted or not prepaid, as the case may be, for the period from the date of the occurrence to the last day of the applicable Interest Period at the applicable rate of interest for such Loans provided for herein (excluding, however, the applicable margin included therein, if any) over (B) the amount of interest (as reasonably determined by such Lender in good faith) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. The provisions of this Section shall survive the repayment of the Loan and the termination of this Agreement (all amounts payable to the Borrowers pursuant to this subsection 2.2.2(c) are herein referred to as "Breakage Costs"). Any statement of a Lender setting forth the determination of the amount of such Breakage Costs shall be conclusive and binding on the Borrowers absent manifest error. Notwithstanding any contrary provision contained in this Section 2.2.2(c), Borrowers shall have no liability to any Lender for Breakage Costs which arise by reason of the failure of such Lender to act in accordance with the terms of this Agreement.

     (d) Increased Costs. If as a result of any Regulatory Change or RBC Change, in each case which affects similarly situated banks or financial institutions generally and is not applicable to a Lender primarily by reason of such Lender's particular conduct or condition:

     (i) the basis of taxation of payments to any Lender of the principal of or interest on the Loan is changed; or

     (ii) any reserve, special deposit or similar requirements (other than such requirements as are taken into account in determining the LIBO Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of any Lender is imposed, modified or deemed applicable to any Lender; or

     (iii) any other condition affecting the Loan is imposed on any Lender and such Lender reasonably determines that, by reason thereof, the cost to such Lender of making or maintaining the Loan is increased or its rate of return is reduced, or any amount receivable by such Lender hereunder in respect of any portion of the Loan is reduced, in each case by an amount deemed by such Lender to be material (such increases in cost and reductions in amounts receivable being herein called "Increased Costs"), then the Borrowers agree that they will pay to such Lender upon that Lender's request such additional amount or amounts as will compensate such Lender for such Increased Costs. Agent on behalf of the Lenders will notify the Borrowers of any event occurring after the date hereof which will entitle any Lender to compensation pursuant to this Section 2.2.2(d) as promptly as practicable after it obtains knowledge thereof and such Lender notifies Agent that it has determined to request such compensation hereunder. Notwithstanding the foregoing, in no event shall the Borrowers be required to compensate the Lenders for any portion of the income or franchise taxes of such Lender, whether or not attributable to payments made by the Borrowers. If any Lender requests compensation under this Section 2.2.2(d), the Borrowers may, by notice to Agent or such Lender, require that, and Agent and such Lender, as applicable, shall
(A) furnish to the Borrowers a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof; (B) convert the interest rate on the Loan from the Adjusted LIBO Rate or the Conversion Rate, as applicable, to the Base Rate; and/or (C) designate a different lending office to maintain its portion of the Loan if such different designation would avoid, or reduce the amount of, Increased Costs, provided that such designation does not in any manner limit or disturb the rights of such Lender hereunder or under any of the other Loan Documents or otherwise be disadvantageous to such Lender in its sole discretion and provided further that no Lender shall have any obligation to designate an applicable lending office in the United States. As used in this Section 2.2.2(d), the term "Lender" shall mean "Lender or any Person Controlling Lender." "RBC Change" shall mean (I) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (II) adoption of or change in any other law, governmental or quasi-governmental rule, statute, ordinance, order, decree, injunction, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any lending office or any company controlling any Lender. "Risk-Based Capital Guidelines" means (1) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (2) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement. Notwithstanding anything to the contrary contained in this Section 2.2.2(d), a Lender may impose Increased Costs upon the Borrowers only if such Increased Costs are generally being imposed by such Lender on similarly situated borrowers.

     (e) Lender Conversion to Base Rate. Without limiting the effect of Section 2.2.2(d), in the event that, (i) by reason of any Regulatory Change which affects similarly situated banks or financial institutions generally and is not applicable to a Lender primarily by reason of such Lender's particular conduct or condition, any Lender incurs Increased Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender, which includes deposits by reference to which the LIBO Rate is determined, or (ii) Agent shall have determined that U.S. dollar deposits in the principal amount of the Loan are not generally available in the London interbank market, or (iii) Agent shall have determined that reasonable means do not exist for ascertaining the LIBO Rate, then, if Agent or such Lender so elects by notice to the Borrowers, the interest rate applicable to the then outstanding principal balance of the Loan shall be converted to the Base Rate. As used in this Section 2.2.2(e), the term "Lender" shall mean "Lender or any Person Controlling Lender." If subsequent to the conversion of the interest rate to the Base Rate, the event which caused such conversion shall cease to exist, Agent shall notify the Borrowers of same and the Borrower shall again have the right to make Rate Requests in accordance with Section 2.2.2(b). Notwithstanding anything to the contrary contained in this Section 2.2.2.(e), a Lender may not convert the outstanding principal balance of the Loan to the Base Rate in accordance with the provisions of this Section 2.2.2.(e) unless conversions of like kind are generally being imposed by such Lender on similarly situated borrowers.

     (f) Additional Amounts. If the Borrowers are required by law to withhold or deduct any amount from any payment hereunder in respect of any U.S. Tax, the Borrowers shall withhold or deduct the appropriate amount, remit such amount to the appropriate Governmental Authority and pay to the Lenders named herein and/or to each Person to whom there has been an Assignment of the Loan and who is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

     (i) to any payment to Agent unless Agent simultaneously with the execution and delivery hereof furnishes to the Borrowers a form prescribed by the United States Internal Revenue Service (currently, Form W-8ECI or Form W-8BEN) wherein Agent claims entitlement to exemption from U.S. federal withholding tax on all interest payments hereunder;

     (ii) to any payment to any other Person unless such Person (or if such Person is not the beneficial owner of the relevant Loan, such beneficial owner) has contemporaneously with its becoming a party to an Assignment, complied with its obligations under Section 12.23(b);

     (iii) to any U.S. Taxes imposed solely by reason of the failure by such Person (or, if such Person is not the beneficial owner of the relevant Loan, such beneficial owner) to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes unless such Person is legally unable to do so;

     (iv) with respect to any Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment, to any U.S. Tax imposed with respect to payments made under any Notes to a fiduciary or partnership to the extent that the beneficial owner or member of the partnership would not have been entitled to the additional amounts if such beneficial owner or member of the partnership had been the holder of the Notes; or

     (v) to any U.S. Tax imposed as a result of any act or omission by a Person that is a holder or beneficial owner of the Notes that would cause the Person to be unable to comply with Section 12.23(b).

     (g) Evidence of Deduction. Within thirty (30) days after paying any amount from which it is required by law to make any deduction or withholding, and within thirty (30) days after they are required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrowers shall deliver to such non U.S. Person reasonably satisfactory evidence of such deduction, withholding or payment (as the case may be).

     (h) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.2.2 shall survive the payment in full of principal and interest hereunder, and the termination of this Agreement.

     2.2.3 Default Rate. If a monetary Default or any Event of Default shall have occurred and is continuing, the Borrowers shall pay interest at the Default Rate on the outstanding amount of the Loan and accrued but unpaid interest thereon, upon demand from time to time (which interest is payable both before and after any Lender has obtained a judgment with respect to the Loan), to the extent permitted by applicable law. Payment or acceptance of the increased rates provided for in this Section 2.2.3 is not a permitted alternative to timely payment or full performance by the Borrowers and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Agent or any Lender.

     2.2.4 Late Payment Premium. The Borrowers shall pay to Agent for the account of the Lenders a late payment premium in the amount of five percent (5.0%) of any regular monthly payment of principal or interest under the Loan made more than five (5) days after the due date thereof, which late payment premium shall be due with any such late payment. The acceptance of a late payment premium shall not constitute a waiver of any default then existing or thereafter arising under this Agreement. Furthermore, Agent's failure to collect a late payment premium at any time shall not constitute a waiver of Agent's right to thereafter, at any time and from time to time (including, without limitation, upon acceleration of the Notes or upon payment in full of the Loan), collect such previously uncollected late payment premiums or to collect subsequently accruing late payment premiums.

     2.2.5 Illegality. Notwithstanding any other provision of this Agreement, if a Lender, in the exercise of its reasonable discretion, decides that the introduction of, or any change in, or in the interpretation of, any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to perform its obligations or agreements hereunder to fund or maintain LIBOR Loan Tranches or any Conversion Rate Loan Tranche hereunder: (a) the obligation of such Lender to make, or to convert any portion of the Loan into, LIBOR Loan Tranches or to make any Conversion Rate Loan Tranche, as applicable, shall be suspended until such Lender shall notify the Borrowers that the circumstances causing such suspension no longer exist and (b) the Borrowers shall forthwith prepay in full all LIBOR Loan Tranches or any Conversion Rate Loan Tranche then outstanding, as applicable, together with interest accrued thereon and any costs payable pursuant to Section 2.2.2(c)(iv), unless the Borrowers, within five (5) Business Days of notice from the Lender, convert all LIBOR Loan Tranches or any Conversion Rate Loan Tranche then outstanding, as applicable, into Base Rate Loan Tranches in accordance with Section 2.2.2.

     Section 2.3 Loan Payment.

     2.3.1 Monthly Debt Service Payments. From and after the first Advance made to the Borrowers, and on each and every Interest Payment Date thereafter until the Debt has been paid in full, the Borrowers shall pay interest in arrears at the Applicable Interest Rate on the outstanding principal balance of the Loan as computed in accordance with Section 2.2.2 (the "Monthly Debt Service Payment Amount").

     2.3.2 Payment on Maturity Date. The Borrowers shall repay any and all outstanding principal indebtedness of the Loan in full on the Maturity Date, together with all accrued and unpaid interest thereon to (but excluding) the date of repayment and all other amounts due to the Lenders or Agent hereunder or under the Notes and the other Loan Documents.

     2.3.3 Making of Payments. Each payment by the Borrowers hereunder or under the Notes shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Agent by 11:00 p.m. New York City time, on the date such payment is due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds. Payments of interest and principal in respect of each such Note shall be made to Agent in respect of such Note (subject to Sections 2.7 and 2.8) to Agent's account pursuant to the wiring instructions provided by Agent to the Borrowers (such wiring instructions for Bayerische Hypo- und Vereinsbank AG shall be: ABA No. 026008808, Account No. 594-012-033-4055-02, Reference: RL/Shelbourne Properties I, II and III,
Attention: Stephen Altman). Any funds received by Agent after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Except as otherwise provided herein, whenever any payment hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day immediately prior thereto. Concurrently with making any payment to a Lender hereunder, the Borrowers shall provide Agent with a notice of such payment. Promptly upon its receipt of payments by Borrowers hereunder, Agent will cause like funds to be distributed (a) if such payment by Borrowers is in respect of principal, interest or any other obligation then payable hereunder and under the Notes to more than one Lender, to such Lender for the account of their applicable lending offices ratably, and (b) if such payment by Borrowers is in respect of any obligation then payable hereunder to one Lender, to such Lender for the account of its applicable lending office, in each case to be applied in accordance with this Agreement. Notwithstanding the foregoing, Agent and Lenders hereby authorize Borrowers to make all payments hereunder directly to Agent and Agent shall distribute such payments to the Lenders on behalf of Agent in accordance with the terms of this Agreement. Borrowers shall be under no obligation to see to the application of such payments.

     2.3.4 Application of Payments. Payments made by the Borrowers in respect of the principal and interest of the Loan shall be applied first to the payment of interest at the Applicable Interest Rate and other sums due and outstanding under the Loan Documents, with the remainder of such payment being applied to the reduction of the outstanding principal balance of the Notes; provided, however, that notwithstanding any provision hereof to the contrary, following and during the continuance of an Event of Default, each Lender may apply any payments received in respect of the Debt in such order, manner and amount as such Lender in its sole discretion shall determine and Agent may exercise any remedies available under this Agreement, at law, in equity or otherwise.

     2.3.5 No Setoffs. All amounts due hereunder or under the Notes or the other Loan Documents shall be payable without setoff, counterclaim or any other deduction whatsoever.

     2.3.6 Loan Account. Agent shall maintain a loan account on its books in the name of the Borrowers in which will be recorded the Loan and all payments and prepayments of principal of and interest on the Loan (provided that any error in such loan account shall not in any manner affect the obligations of the Borrowers to repay the Loan in accordance with the terms of this Agreement, the Notes and the other Loan Documents, and the Lenders and the Borrowers acknowledge that Agent's ability to maintain such loan account shall be dependent on, among other things, the Borrowers' accurate reporting of payments made in accordance herewith and the Lenders' objection to any inaccuracies therein).

     Section 2.4 Prepayment.

     2.4.1 Permitted Prepayment. Subject to the terms and conditions set forth in this Section 2.4.1, the Borrowers may prepay the Loan in whole or in part without penalty or premium (other than Breakage Costs, if applicable) prior to the Maturity Date (hereinafter, a "Prepayment"), provided that the Borrowers give an irrevocable written notice of such Prepayment (a "Prepayment Notice") to Agent not less than thirty (30) Business Days prior to the date on which such Prepayment is to be made (the "Prepayment Date") specifying (a) the date and amount of the Prepayment, (b) whether the Prepayment is of a Base Rate Loan Tranche , a LIBOR Loan Tranche, a Conversion Rate Loan Tranche or a combination thereof (subject in all cases to Sections 2.2.2 and 2.4.2), and if a combination thereof, the amount allocable to each and (c) in the case of the Prepayment of a LIBOR Loan Tranche or a Conversion Rate Loan Tranche, the expiration date of the applicable Interest Period. Agent shall provide each Lender with written notice of such Prepayment within one (1) day of receiving the Prepayment Notice from the Borrowers. A Prepayment of all or any portion of the Loans may be made in accordance with this Section 2.4.1; provided that: (i) the principal amount of the Loans prepaid is not less than $1,000,000 (unless such prepayment is in respect of a Property Disposition in accordance with Section 2.5.1); and (ii) on the Prepayment Date, the Borrowers shall pay to Agent (A) the amount of the Prepayment specified in the notice, all accrued and unpaid interest on the principal amount being prepaid, all other sums then due under the Notes, this Agreement (including any Breakage Costs, if applicable), and the other Loan Documents and (B) all reasonable and customary costs and expenses of each Lender incurred in connection with the Prepayment, including reasonable attorneys' fees and disbursements. Agent shall not be obligated to accept any Prepayment of the principal balance of the Notes, or any portion thereof, unless it is accompanied by all sums due in connection therewith pursuant to the terms hereof. Notwithstanding the foregoing, the Borrowers shall be entitled to a postponement or postponements of any Prepayment Date (not to exceed thirty (30) days in the aggregate) if such Prepayment is made in connection with a Property Disposition, without penalty to the Borrowers (other than any Breakage Costs in respect of such Prepayment).

     2.4.2 Allocation of Prepayments to Conversion Rate Loan Tranches. Notwithstanding the foregoing, if the Borrowers shall make any Prepayment hereunder (whether voluntary or involuntary) at any time during which any Conversion Rate Loan Tranche shall be outstanding, such Prepayment shall be applied by Agent such that after giving effect to such Prepayment, the outstanding principal amount of the Loan allocable to such Conversion Rate Loan Tranche shall be equal to the Proportionate Loan Amount; provided, however, that with respect to any Prepayment of the Loan occurring solely as the result of a Property Disposition of a Conversion Property in accordance with Section 2.5, such Prepayment shall be applied by Agent to the Conversion Rate Loan Tranche or portion thereof being prepaid.

     2.4.3 Repayment upon Default. If all or any part of the principal amount of the Loan is prepaid upon acceleration of the Loan following the occurrence of an Event of Default, the Borrowers shall be obligated to pay all amounts that would be payable in connection with a prepayment under Section 2.4.1, including all accrued and unpaid interest on the principal balance of the Notes to the date of repayment (including interest owed at the Default Rate), all other sums then due under the Notes, this Agreement (including any Breakage Costs, if applicable) and the other Loan Documents, and all costs and expenses of Agent and any Lender incurred in connection with such Event of Default, including reasonable attorneys' fees and disbursements.

     2.4.4 Involuntary Prepayment. If all or any part of the principal amount of the Loan is prepaid in connection with the application of Net Proceeds by Agent pursuant to Section 8.1.4, and if such Prepayment does not occur on an Interest Payment Date, then if Borrower shall pay to Agent on the date of such application all interest which would have accrued thereon to the next Interest Payment Date, such amount prepaid shall be held by Agent as collateral security for the Loan in an interest bearing Eligible Account at an Eligible Institution (which may be HypoVereinsbank), with interest accruing on such amount to the benefit of Borrower, and shall be applied by Lender on the next Interest Payment Date, with any interest on such funds paid to Borrower on such date so long as no Event of Default has occurred and is then continuing.

     Section 2.5 Disposition of Properties; Additional Properties.

     2.5.1 Disposition of Properties. (a) Notwithstanding anything contained in
Section 6.1(i) to the contrary, provided that (i) until such time as all of the Properties are Conversion Properties, no Material Adverse Change shall have occurred and (ii) no monetary Default or any Event of Default shall have occurred and be continuing, the Borrowers shall have the right from time to time to sell (or cause to be sold) (a "Property Disposition") one or more of the Properties (each such Property sold as permitted by this Section 2.5.1, a "Disposed Property") and in connection therewith obtain a release of such Disposed Property from the Liens of the Loan Documents, upon satisfaction of each of the following conditions:

     (A) the Property Disposition shall constitute a bona fide sale to a Person which is not a Borrower Affiliate ("Purchaser"), and shall otherwise be on an arm's-length basis and on commercially reasonable terms;

     (B) the Borrowers shall have delivered to Agent written notice of such proposed Property Disposition fifteen (15) days prior to the effective date of the Property Disposition (the "Disposition Effective Date"), together with each of the following items which shall be in both form and substance reasonably acceptable to Agent: (I) a release of Liens (and related Loan Documents) for each Disposed Property subject to such Property Disposition (for execution by Agent on behalf of the Lenders) in appropriate form and all other documentation that Agent reasonably requires to be delivered by the Borrowers in connection with such release, (II) a copy of the contract or agreement of sale with respect to such Property Disposition, and such other documentation and information with respect to the Property Disposition and the Purchaser as Agent may reasonably require, all of which shall be certified by the Borrowers as being true, correct and complete in all material respects and (III) an Officer's Certificate certifying (1) as to the matters set forth in subsections (E) and (F) below, (2) that any release of Liens in connection with such Property Disposition will not impair or otherwise adversely affect the Liens, security interests and other rights of Agent or the Lenders under the Loan Documents not being released (or as to the parties to the Loan Documents and the Properties subject to the Loan Documents not being released) and (III) that, other than with respect to the Prepayment required under Section 2.5.1(a)(D) or any other Prepayment made under this Section 2.5.1(a)(F), all of the conditions to such Property Disposition set forth in this Section 2.5.1 have been satisfied or will be satisfied as of the Disposition Effective Date;

     (C) the Net Sale Proceeds received by the Borrowers in respect the Property Disposition shall be in an amount of not less than the aggregate Release Amount applicable to the Disposed Properties subject to such Property Disposition;

     (D) on or prior to the Disposition Effective Date, the Borrowers shall have
(I) subject to Section 2.5.1(b), prepaid the Loan in an amount equal to the aggregate Release Amount applicable to the Disposed Properties subject to such Property Disposition (unless (1) an Additional Property shall have been substituted for such Disposed Property pursuant to a Property Addition in accordance with Section 2.5.2, and (2) the Additional Property is of reasonably equivalent value and quality to such Disposed Property as determined by Agent in its sole discretion), together with all other amounts due in connection with such Prepayment pursuant to Section 2.4.1 hereof, and (II) complied with the requirements of Section 2.4.1 with respect to such Prepayment (other than the requirement to provide Agent with a Prepayment Notice not less than thirty (30) Business Days prior to the Prepayment Date);

     (E) the consummation of the Property Disposition will not violate the terms of this Agreement or any other Loan Document, including, without limitation, the representations, warranties and covenants set forth in Articles IV, V and VI hereof;

     (F) after giving effect to the Property Disposition and the Prepayments in respect thereof, the Debt Yield Maintenance Ratio for the preceding fiscal quarter for the Properties not subject to the Property Disposition shall not have been less than the Minimum Debt Yield, provided that Borrowers may, simultaneously with any prepayment made in accordance with Section 2.5.1(a)(D), prepay such portion of the Loan as shall be necessary to comply with the foregoing condition;

     (G) with respect to each Disposed Property subject to such Property Disposition, the parcel or parcels of such Disposed Property to be conveyed in connection therewith constitute the entire Disposed Property; and

     (H) Agent shall have received with respect to each Property Disposition hereunder, on or prior to the Disposition Effective Date, payment of (A) a non-refundable administrative fee equal to $7,500 and (B) all customary and reasonable costs and expenses, including, without limitation, reasonable legal fees and disbursements, incurred by Agent in connection with such Property Disposition.

     (b) Subject to the terms and provisions of Section 2.5.1(c), in connection with any Property Disposition hereunder, the Borrowers may (in lieu of any Prepayment of the Loan required under Section 2.5.1(a)(D) above) (i) deposit with Agent an Acceptable Letter of Credit in a face amount equal to the aggregate Release Amount applicable to the Disposed Properties subject to such Property Disposition (each such Acceptable Letter of Credit, a "Disposition Letter of Credit") or (ii) in the event that any Disposition Letter of Credit shall be outstanding on or prior to the Disposition Effective Date, deposit with Agent either (A) a substitute Disposition Letter of Credit (in exchange for the existing Disposition Letter of Credit then held by Agent) in a face amount equal to the aggregate Release Amount applicable to all Disposed Properties including the aggregate Release Amount applicable to such Property Disposition or (B) an amendment to the existing Disposition Letter of Credit then held by Agent increasing the face amount thereof by an amount equal to the aggregate Release Amount applicable to the Disposed Properties subject to such Property Disposition.

     (c) From and after the delivery by the Borrowers to Agent of a Disposition Letter of Credit, the Borrowers may, at their option, deliver a Prepayment Notice to Agent pursuant to Section 2.4.1 with respect to all or any portion of the Disposition Letter of Credit. On or prior to the applicable Prepayment Date, Agent shall notify the Borrowers whether Agent, upon the applicable Prepayment Date, will either (i) draw upon the Disposition Letter of Credit to effect the Prepayment or (ii) upon the payment by the Borrowers of all amounts required to effect the Prepayment, release and return the Disposition Letter of Credit to the Borrowers. If Agent elects to draw upon the Disposition Letter of Credit, then upon the applicable Prepayment Date, Agent is hereby authorized and directed by the Borrowers to draw upon such Disposition Letter of Credit to effect such Prepayment. The Borrowers shall in all events be required to comply with all provisions of Section 2.4 with respect to any Prepayment pursuant to this Section, including the payment of all amounts contemplated therein. If Agent elects to release and return the Disposition Letter of Credit, then upon the applicable Prepayment Date, upon payment by the Borrowers of all amounts required to effect the Prepayment and compliance by the Borrowers with all the provisions of Section 2.4 with respect to such Prepayment, Agent shall release and return the Disposition Letter of Credit to the Borrowers if such Prepayment is in the full amount of such Disposition Letter of Credit. If such Prepayment is in an amount which is less than the full amount of such Disposition Letter of Credit, then upon the applicable Prepayment Date and as a condition to such Prepayment, the Borrowers shall deliver to Agent a new replacement Disposition Letter of Credit in the amount of the difference between the original Disposition Letter of Credit and the amount of such Prepayment. Upon Agent's receipt of such new replacement Disposition Letter of Credit, it shall release and return the Disposition Letter of Credit upon the payment by the Borrowers of all amounts required to effect the Prepayment and compliance by the Borrowers with all of the provisions of Section 2.4 with respect to such Prepayment.

     (d) Notwithstanding anything contained herein to the contrary, in connection with any Property Disposition hereunder in which one or more of the Disposed Properties are Core Properties (each, a "Disposed Core Property"), effective as of the Disposition Effective Date, (i) the Commitments of the Lenders shall be ratably and permanently reduced in the aggregate by an amount equal to the aggregate Release Amounts applicable to the Disposed Core Properties subject to such Property Disposition, (ii) the Loan Amount shall be permanently reduced by an amount equal to the aggregate Release Amounts applicable to the Disposed Core Properties subject to such Property Disposition, and (iii) the Borrowers shall have no right to reborrow or receive any Advance by any Lender hereunder of any amount so repaid and prepaid by the Borrowers pursuant to such Property Disposition of a Core Property. In addition, if the Borrowers desire to effect a Property Disposition of a Core Property then
(A) the Borrowers shall not have the right to deliver to Agent a Disposition Letter of Credit in connection with a Property Disposition of a Core Property and (B) the Borrowers shall be required to effect a Prepayment of the Loan in the amount of the Release Price of such Core Property as required pursuant to
Section 2.5.1(a)(D).

     2.5.2 Addition of Properties.

     (a) Notwithstanding anything contained in Section 6.1(i) hereof to the contrary, provided that (a) no Material Adverse Change shall have occurred and
(b) no monetary Default or any Event of Default shall have occurred and be continuing, the Borrowers shall have the right from time to time to request Agent to add, subsequent to a Property Disposition and in replacement of a Disposed Property (a "Property Addition"), one or more other properties of the Borrowers as a Property hereunder (each such property approved by Agent and added as a Property in accordance with this Section 2.5.2, an "Additional Property"), each of which Property Additions shall be at Agent's sole and absolute discretion. Notwithstanding the foregoing, an Additional Property shall be owned by a single member limited liability company organized in the State of Delaware pursuant to a certificate of formation and operating agreement in the form approved by Agent in connection with the closing of the Loan (including with respect to the separateness covenants and other restrictions contained therein), all of the legal and beneficial interests ("New Borrower Ownership Interests") of which are owned, directly or indirectly, by one or more Parent Entities, in which event, effective as of the Addition Effective Date, such limited liability company shall constitute a Borrower for all purposes hereunder (a "New Borrower"); provided that (i) the Borrowers shall have complied with all of the conditions and requirements with respect to the addition of the Additional Property, including, without limitation, the pledge to Agent of the New Borrower Ownership Interests pursuant to subsection (c)(ii) below, and (ii) New Borrower shall have executed and delivered to Agent an assumption or other agreement in both form and substance satisfactory to Agent in its sole and absolute discretion whereby such New Borrower covenants and agrees to be bound by all of the terms and provisions of this Agreement and the other Loan Documents.

     (b) With respect to any proposed Property Addition, the Borrowers shall deliver to Agent a written request for approval thereof thirty (30) days prior to the proposed effective date of the Property Addition (the "Addition Effective Date"), together with each of the following items which shall be in both form and substance acceptable to Agent in its sole and absolute discretion: (i) an updated Appraisal of the Properties, (ii) with respect to each proposed Additional Property (A) an Appraisal, and such other documentation and information with respect to the proposed Property Addition as Agent may require in its sole and absolute discretion, including, without limitation, information with respect to the character, value and financial performance (including, without limitation, the Net Operating Income, tenant mix, tenant creditworthiness, projected tenant rollover, deferred maintenance and physical condition) of such proposed Additional Property, all of which information shall be acceptable to Agent in its sole and absolute discretion, (B) a Title Policy with respect to such proposed Additional Property, (C) a Survey of such proposed Additional Property, (D) copies of all Leases applicable to such proposed Additional Property and a rent roll, in each case, certified to be true, complete and correct in all material respects, (E) financial statements with respect to such proposed Additional Property showing the results of operations thereof and such other matters as required by Agent, certified to be true, complete and correct, (F) to the extent not previously delivered to Agent, the Organizational Documents with respect to the Borrower proposed to own such proposed Additional Property (together with the Organizational Documents of the constituent entities thereof), and (G) evidence of compliance in all material respects by the proposed Additional Property with zoning laws and all other applicable Legal Requirements, (iii) an Officer's Certificate certifying that the consummation of the Property Addition will not violate the terms of this Agreement or any other Loan Document, including, without limitation, the representations, warranties and covenants set forth in Articles IV, V and VI hereof, and (iv) an administrative fee equal to $10,000, which administrative fee shall be non-refundable (whether or not Agent approves (in its sole and absolute discretion) any proposed Property Addition).

     (c) Notwithstanding anything contained herein to the contrary, the effectiveness of any Property Addition approved by Agent (in its sole and absolute discretion) in accordance with this Section 2.5.2 shall be conditioned on (i) the execution and delivery by the Borrowers and Agent of modifications and amendments to this Agreement and the other Loan Documents to reflect such Property Addition, all of which shall be acceptable to Agent in its sole and absolute discretion, (ii) to the extent not previously delivered to Agent, a pledge (in the form of the Pledge Agreement) by the appropriate Parent Entities and/or other Person to Agent for the benefit of the Lenders of all of their respective interests in the Borrower proposed to own such proposed Additional Property, together with any shares, certificates or other indicia of such ownership interests duly indorsed as required by Agent, and any UCC financing statements, documents and instruments required by Agent in connection therewith, all of which shall be acceptable to Agent in its sole and absolute discretion, and (iii) the receipt by Agent, on or prior to the Addition Effective Date, of payment by the Borrowers of all reasonable costs and expenses, including, without limitation, reasonable legal fees and disbursements, incurred by Agent in connection with the Property Addition. Notwithstanding anything contained herein to the contrary, in the event that any Additional Property approved by Agent hereunder (in its sole and absolute discretion) is subject to a mortgage or a deed of trust in favor of Agent and otherwise satisfies all of the requirements of a Mortgage Conversion, effective as of the Addition Effective Date, such Additional Property shall be deemed to be a Conversion Property for all purposes of this Agreement up to the full extent of the Debt secured by such mortgage or deed of trust.

     (d) Notwithstanding anything contained herein to the contrary, in the event that Agent elects not to accept any Property Addition proposed by the Borrowers hereunder, the acquisition of the applicable proposed Additional Property ("Other Property") may be (i) acquired for Cash or (ii) financed with another lender; provided that (A) the borrower under any such financing (the "Other Borrower") is a single purpose, bankruptcy remote special purpose entity which satisfies then-current Rating Agency criteria, all of the legal and beneficial interests of which are owned, directly or indirectly, by one or more Parent Entities, (B) the Borrowers shall have delivered to Agent a non-consolidation and insolvency opinion acceptable to Agent in its reasonable discretion, (C) such financing represents purchase money Indebtedness of such Other Borrower, (D) such financing is fully non-recourse to such Other Borrower and its Affiliates (including, without limitation, any Borrower, General Partner or REIT), except that such Other Borrower may deliver to the holder of a mortgage, deed of trust or other encumbrance with respect to such financing such Approved Other Guaranties as such holder may require, (E) the loan to value ratio calculated with respect to such Other Property and such financing, as determined by Agent in its reasonable discretion, shall not exceed eighty percent (80%), (F) the Debt Yield Maintenance Ratio calculated with respect to such Other Property and such financing, as determined by Agent in its reasonable discretion, shall not be less than eight percent (8%), and (G) neither such financing nor the incurrence by such Other Borrower of any Indebtedness in connection with such financing permitted under this Section 2.5.2(d) will impair or otherwise adversely affect the Liens, security interests and remedies of Agent or the Lenders under the Loan Documents (any Indebtedness of the Borrowers which satisfies the requirements of this Section 2.5.2(d), being "Other Property Indebtedness").

     (e) In connection with each Property Addition hereunder, Agent shall update
Schedule 1.1(a) to reflect the Allocated Loan Amount and Release Amount for each Additional Property, which Allocated Loan Amounts and Release Amounts shall be determined by Agent in its sole and absolute discretion.

     (f) Notwithstanding anything contained herein to the contrary, in the event that any Disposition Letter of Credit shall be outstanding on or prior to the Addition Effective Date of any Property Addition hereunder, the Borrowers may deposit with Agent either (i) a substitute Disposition Letter of Credit (in exchange for the existing Disposition Letter of Credit then held by Agent) in a face amount equal to the difference between (A) the face amount of the existing Disposition Letter of Credit and (B) the aggregate Release Amounts for the Additional Properties subject to such Property Addition as determined by Agent in accordance with subsection (e) above (such amount, the "Reduced Letter of Credit Amount") or (B) an amendment to the existing Disposition Letter of Credit then held by Agent reducing the face amount thereof to the Reduced Letter of Credit Amount.

     (g) The Borrowers acknowledge that the approval by Agent of a Property Addition is in Agent's sole and absolute discretion which may be granted or withheld for any or no reason by Agent, regardless of whether such determination is arbitrary, and that the Borrowers waive any right to claim that Agent was not reasonable, commercially reasonable or failed to act in good faith in making such determination regardless of whether the Borrowers have otherwise complied with the requirements of Section 2.5.2. Borrowers hereby acknowledge that Agent shall have no obligation to be reasonable, commercially reasonable or otherwise act in good faith in its determination of whether to approve a Property Addition.

     Section 2.6 Pro Rata Treatment. Except to the extent otherwise provided herein, the Loan, each payment or prepayment of principal of the Loan and each payment of interest on the Loan shall be allocated by Agent pro rata among the Lenders in accordance with their respective Loan Percentages. Borrowers shall be under no obligation to see to such allocation by Agent.

     Section 2.7 Sharing of Payments. Each Lender agrees that, in the event that any Lender shall obtain payment in respect of the Loan owing to such Lender under this Agreement through the exercise of a right of set-off, banker's lien, counterclaim or otherwise (including, but not limited to, pursuant to the Bankruptcy Code) in excess of its Loan Percentage as provided for in this Agreement, such Lender shall promptly notify Agent of such fact and purchase from the other Lenders a participation in the portion of the Loan held by such other Lenders, in such amounts and with such other adjustments from time to time as shall be equitable in order that all Lenders share such payment in accordance with their respective Loan Percentages as provided for in this Agreement. Each Lender further agrees that if a payment to a Lender (which is obtained by such Lender through the exercise of a right of set-off, banker's lien, counterclaim or otherwise) shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including set-off, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of the Loan or other obligation in the amount of such participation. Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this
Section 2.7 and shall in each case notify the Lenders following any such purchases. Except as otherwise expressly provided in this Agreement, if any Lender shall fail to remit to Agent or any other Lender an amount payable by such Lender to Agent or such other Lenders pursuant to this Agreement on the date when such amount is due, such payments shall accrue interest thereon, for each day from the date such amount is due until the day such amount is paid to Agent or such other Lender, at a rate per annum equal to the Federal Funds Rate. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NO LENDER MAY EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR OTHER RIGHT OR REMEDY WITH RESPECT TO ANY BORROWER, ANY GUARANTOR OR ANY PROPERTY WITHOUT AGENT'S CONSENT, WHICH CONSENT SHALL BE IN AGENT'S SOLE AND ABSOLUTE DISCRETION.

     Section 2.8 Rights and Remedies Against a Defaulting Lender. If and to the extent that any Lender (the "Defaulting Lender") shall be subject to any bankruptcy or similar proceeding in which such Lender is a debtor, or fails to make available to Agent its ratable portion of any Advance to Borrowers pursuant to Section 3.3 or fails to reimburse Agent pursuant to Section 13.5 for its ratable portion of any Lender Expenses, Losses and other expenses or amounts incurred or paid by Agent in connection with the Loan (individually, a "Deficiency", and collectively, "Deficiencies"), the following shall apply:

     (a) If Agent has advanced such amount to the Borrowers, such Defaulting Lender and the Borrowers severally agree to repay to Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to Agent at (i) in the case of Borrower, the Applicable Interest Rate and (ii) in the case of the Defaulting Lender, 500 basis points (5%) in excess of the Federal Funds Rate. If such Defaulting Lender shall repay to Agent such corresponding amount, such amount (excluding interest) so repaid shall constitute such Defaulting Lender's ratable portion of the Advance and the Borrowers shall have no further obligation to repay such amount forthwith on demand, but such amount shall be treated as an Advance hereunder. Each of the Lenders agrees that the other Lenders shall have the right to proceed directly against any Defaulting Lender in respect of any right or claim arising out of the default of such Defaulting Lender hereunder. If there shall be a Deficiency in respect of any Lender, the other Lenders, or any of them, shall have the right, but not the obligation, to advance all or any part of the ratable portion of an Advance that should have been made by the Defaulting Lender, and the Defaulting Lender agrees to repay upon demand to each of the Lenders who has advanced a portion of the Deficiency the amount advanced on behalf of the Defaulting Lender, together with interest thereon at the Default Rate. If more than one Lender elects to advance a portion of the Deficiency such Lenders' advances shall be made based on the relative ratable shares of the Loan of each advancing Lender or as otherwise agreed to by such Lenders.

     (b) If any Defaulting Lender shall owe a Deficiency to Agent on account of the failure of such Defaulting Lender to reimburse Agent or such Lender pursuant to Section 13.5, such Defaulting Lender shall repay to Agent forthwith on demand such amount together with interest thereon from the date paid by Agent until such amount is repaid at 500 basis points (5%) in excess of the Federal Funds Rate.

     (c) In the event that, at any time, a Defaulting Lender shall owe a Deficiency to the Borrowers and the Borrowers shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrowers may, in addition to any other remedies available hereunder, at law, in equity or otherwise, so long as no Default or Event of Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the obligation of the Borrowers to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to pay such Deficiency. In the event that, on any date, the Borrowers shall so set off and otherwise apply their obligation to make any such payment against the obligation of such Defaulting Lender to pay any such Deficiency on or prior to such date, the amount so set off and otherwise applied by the Borrowers shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date of such setoff at the Base Rate. The Borrowers shall notify Agent at any time the Borrowers exercise their right of set-off pursuant to this Section 2.8(c) and shall set forth in such notice (i) the name of the Defaulting Lender and the Deficiency required to be repaid by such Defaulting Lender and (ii) the amount set off and otherwise applied in respect of such Deficiency pursuant to this Section 2.8(c).

     (d) In the event that, at any time, any Defaulting Lender shall owe a Deficiency to Agent or any of the Lenders and the Borrowers shall make any payment hereunder or under any other Loan Document to Agent for the account of such Defaulting Lender, then Agent may, to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrowers to or for the account of such Defaulting Lender to the payment of such Deficiency. Any such amount so applied by Agent shall be retained by Agent or distributed by Agent to the Lenders, ratably in accordance with the respective portions of such Deficiencies payable at such time.

     (e) In the event that, at any time, Agent shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of a Defaulting

Lender and at such time such Defaulting Lender shall be subject to a bankruptcy or similar proceeding in which such Lender is a debtor but shall not owe a Deficiency, then Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount in an account in the name and under the control of Agent, but subject to the provisions of this Section 2.8(e). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be the depository bank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by Agent in escrow under, and applied by Agent from time to time in accordance with the provisions of, this Section 2.8(e). Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to Agent or any other Lender, as and when such Advances or amounts are required to be made or paid. In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by Agent in escrow at such time with respect to such Lender shall be distributed by Agent to such Lender and applied by such Lender to the obligations owing to such Lender at such time under this Agreement and the other Loan Documents.

     (f) The rights and remedies against a Defaulting Lender under this Section
2.8 are in addition to any other rights and remedies, at law, in equity or otherwise that the Borrowers may have against such Defaulting Lender with respect to any Deficiency and that Agent or any Lender may have against such Defaulting Lender with respect to any Deficiency.

     (g) The failure of any Lender to pay any Deficiency shall not relieve any other Lender of its obligation, if any, hereunder to make its ratable portion of the Advance on the date of such Advance or its ratable portion of any amount payable under Section 13.5, but no Lender shall be responsible for the failure of any Lender to make its ratable portion of the Advance or other amount to be made or paid by such other Lender on the date of any Advance or other payment, as the case may be; provided, however, that the Lenders shall be obligated to fund the balance of the then current Advance (i.e., excluding the Deficiency) in the manner required hereunder, subject, however, to the following sentences. In the event the following occurs, the Lenders, in the sole discretion of Agent, shall have the right to make no further Advances (other than the then current Advance) under the Loan: (i) any and all Deficiencies in respect of prior Advances made more than thirty (30) days prior to the current Advance have not been funded by (A) the Defaulting Lender(s) responsible therefor, (B) one or more of the other Lenders or (C) the Borrowers with their own equity, and (ii) the Deficiency shall exceed the greater of (I) $500,000 and (II) fifteen percent (15%) of the Advance to be funded. In such event, the Loan Amount shall be permanently reduced by any and all Deficiencies unless and until funded as provided in subsection (A), (B) or (C) above or a substitute lender, reasonably acceptable to the Lenders other than the Defaulting Lender(s), pays such Deficiency(ies). If pursuant to this Section, the Lenders are not obligated to make an Advance, Agent may nonetheless make a determination that Lenders shall make such Advances and all the Lenders shall be bound by such determination.

     (h) Notwithstanding anything to the contrary contained herein, for as long as a Lender is a Defaulting Lender, such Lender shall have no right to consent to any action with respect to the Loan hereunder requiring the consent of any Lender, and for purposes of determining how many or which Lenders constitute the Required Lenders for purposes of approving any action by Agent, the portion of the outstanding principal amount of the Loan allocated to any Defaulting Lender shall be disregarded for such determination.

     Section 2.9 Commitment Fee. The Borrowers shall pay to Agent for the account of the Lenders ratably in proportion to their respective Commitments, an annual commitment fee ("Commitment Fee") in quarterly amounts equal to the product of (i) the average daily difference during the three (3) month period immediately preceding the due date of the Commitment Fee installment (each such three-month period being the "Commitment Fee Quarterly Period") between (A) the aggregate amount of the Commitments and (B) the outstanding principal balance of the Loan, multiplied by (ii) the Commitment Fee Multiplier. The Commitment Fee shall be payable by the Borrowers quarterly, in arrears, on the first Business Day of each April, July, October and January during the term of the Loan and on the earlier of (i) the date all of the Commitments have been terminated and (ii) the Maturity Date.

     Section 2.10 Fees Non-refundable. All fees set forth in Sections 2.5, 2.9 and 7.1 hereof and in the Fee Letter shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and thereof and shall be non-refundable. The obligation of the Borrowers to pay such fees in accordance with the provisions hereof shall be binding upon the Borrowers and shall inure to the benefit of Agent and the Lenders regardless of whether any Advances are actually made.

     Section 2.11 Illinois Properties. The Borrowers shall, within one hundred-twenty (120) days subsequent to the date hereof, cause an Illinois Event to occur. If an Illinois Event has not occurred within one hundred-twenty (120) days subsequent to the date hereof, then upon such date (a) the Commitments of the Lenders shall be ratably and permanently reduced in the aggregate by the Illinois Amount, (b) the Loan Amount shall be permanently reduced by the Illinois Amount and (c) the Borrowers shall have no right to reborrow or receive an Advance by any Lender hereunder of the Illinois Amount. The failure of Borrowers to cause an Illinois Event to occur within one hundred-twenty (120) days subsequent to the date hereof shall not constitute a Default or Event of Default hereunder.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     Section 3.1 Conditions Precedent to the initial Advance of the Loan. The obligation of each Lender to make the initial Advance of the Loan is subject to the satisfaction of each of the following conditions precedent not later than the Closing Date:

     (a) Representation and Warranties; Covenants; Compliance with Conditions. Each of the representations and warranties of each Borrower contained in this Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing, and each Borrower shall be in compliance in all material respects with all material terms, covenants and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

     (b) Loan Agreement and Notes. Agent shall have received originals of this Agreement and the Notes, in each case duly executed and delivered on behalf of each Borrower that is a party thereto.

     (c) Loan Documents; Title Policies; Reports; Leases.

          (i) Pledge Agreement. Agent shall have received from the Borrowers (A) the Pledge Agreement, duly executed by the Borrowers, together with all appropriate documentation and instruments in order to effectively pledge the Collateral to Agent for the ratable benefit of the Lenders, and (B) the appropriate UCC financing statements in form satisfactory for filing in the appropriate public records, so as to effectively create upon such filing a valid, enforceable and perfected first priority Lien on the Collateral in favor of Agent for the ratable benefit of the Lenders.

          (ii) Other Loan Documents. Agent shall have also received duly executed by the Borrowers counterparts of the Environmental Indemnity, the Cash Management Agreement and each of the other Loan Documents.

          (iii) Title Policies. Agent shall have received a Title Policy of recent date with respect to each Property reasonably satisfactory to Agent, together with legible copies of all documents and instruments referenced as exceptions therein.

          (iv) Survey. Agent shall have received for its review a Survey of recent date with respect to each Property reasonably satisfactory to Agent.

          (v) Insurance. Agent shall have received valid certificates of insurance for the Policies reasonably satisfactory to Agent, and evidence of the payment of all premiums then due and payable for the existing policy period. Such certificates shall indicate that Agent for the benefit of the Lenders is named as an additional insured, and shall contain a loss payee endorsement in favor of Agent on behalf of the Lenders with respect to the Policies.

          (vi) Environmental Reports. Agent shall have received the Environmental Reports with respect to each Property which shall be reasonably satisfactory to Agent.

          (vii) Zoning. Agent shall have received evidence reasonably satisfactory to Agent that each Property complies with applicable Legal Requirements.

          (viii) Material Agreements. Agent shall have received true and complete copies of all Material Agreements which shall be reasonably satisfactory to Agent.

          (ix) Operating Agreements. Agent shall have received true and complete copies of all Operating Agreements which shall be reasonably satisfactory to Agent.

          (x) Search Reports. Agent shall have received search reports satisfactory to it with respect to UCC financing statements, tax liens, bankruptcy, pending litigation and judgment searches conducted by a search firm reasonably acceptable to Agent with respect to the Properties and Borrower Affiliates in such jurisdictions as Agent shall have requested. Agent hereby approves either Corporation Service Company or National Corporate Research, Ltd. as acceptable search firms for purposes hereof.

          (xi) Engineering Report. Agent shall have received an Engineering Report with respect to each Property reasonably satisfactory to Agent.

     (d) Organizational Documents. Each Borrower Affiliate shall have delivered or caused to be delivered to Agent copies of all Organizational Documents related to each Borrower Affiliate and/or the incorporation, formation, organization, structure, existence, good standing and/or qualification to do business (except in such jurisdictions where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect) as Agent may request in its reasonable discretion, in each case, certified by an officer or other authorized Person of such Borrower Affiliate or, where appropriate, by public officials, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the Loan, incumbency certificates and evidence of such other corporate proceedings as Agent may reasonably request.

     (e) Opinions of Counsel. Agent shall have received legal opinions from counsel reasonably satisfactory to Agent in form, scope and substance reasonably satisfactory to Agent and Agent's counsel.

     (f) No Material Adverse Change. As of the Closing Date, no event, condition, occurrence or circumstance has occurred which constitutes, or is reasonably likely to result in, a Material Adverse Effect (a "Material Adverse Change").

     (g) Operating Agreement Estoppels. Agent shall have received an executed estoppel letter from each party to an Operating Agreement, which shall be in form and substance reasonably satisfactory to Agent.

     (h) Appraisals. Agent shall have received an Appraisal with respect to each Property indicating a ratio of the Loan Amount to the aggregate market value of the Properties (based on the stabilized values) of not greater than 37.5%.

     (i) Financial Statements. Agent shall have received financial statements of each Borrower Affiliate for the most recent published fiscal quarter ending prior to the Closing Date, all of which statements shall be (i) in the form provided to Agent in connection with the underwriting of the Loan and (ii) otherwise satisfactory to Agent and accompanied by an Officer's Certificate certifying that each such financial statement presents fairly the financial condition or operating results of such Borrower Affiliate and has been prepared in accordance with GAAP, as applicable.

     (j) Consents, Licenses, Approvals, Etc. Agent shall have received copies or other evidence of all material waivers, consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of the Loan Documents, and such waivers, consents, licenses and approvals shall be in full force and effect in all material respects.

     (k) Closing Statement. Agent shall have received a fully executed counterpart of the Loan closing statement prepared by Agent, duly executed by the Borrowers.

     (l) No Injunction; Litigation. No Legal Requirements shall have been adopted and no order, judgment or decree of any Governmental Authority shall have been issued, which in the good faith judgment of Agent would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the transactions contemplated hereby. Except for the Icahn Litigation, no litigation shall be pending or threatened which in the good faith judgment of Agent is likely to result in a Material Adverse Effect.

     (m) Payments by the Borrowers. The Borrowers shall have paid all Lender Expenses.

     (n) Additional Information. Agent shall have received such other information and documentation with respect to the Borrowers, the other Borrower Affiliates, the Properties and the transactions contemplated herein as Agent may reasonably request, such information and documentation to be reasonably satisfactory in form and substance to Agent.

     (o) Site Inspections. Agent shall have performed or caused to be performed on its behalf, on-site due diligence reviews of the Properties, satisfactory to Agent in its sole discretion.

     (p) Leases. Agent shall have received copies of all the Leases, accompanied by an Officer's Certificate certifying that to the knowledge of the Borrowers such copies are true, correct, accurate and complete.

     (q) Tenant Estoppel Certificates. Agent shall have received an estoppel certificate executed by each Tenant under a Lease listed on Schedule 4.1(e).

     (r) Telephonic Notice Agreement. The Borrowers shall have executed and delivered to Agent that certain telephonic notice agreement.

     (s) Property Management Agreement; Consent of Manager. Agent shall have received a copy of each Initial Property Management Agreement duly executed by the applicable Parent Entity and the Initial Property Manager together with a Manager's Consent duly executed by the Property Manager, each of which shall be in form and substance reasonably satisfactory to Agent.

     (t) Fees. Borrower shall have paid all fees under the Fee Letter, the Commitment Fees and any other reasonable fees due to Agent and its Affiliates upon the closing of the Loan.

     Section 3.2 Conditions Precedent to All Advances of the Loan. The obligation of each Lender to make any Advance (including the initial Advance) of the Loan is subject to the satisfaction of the following conditions precedent in addition to the satisfaction on the Closing Date of the conditions set forth in
Section 3.1:

     (a) Notice of Borrowing. The Borrowers shall have executed and delivered to Agent a Notice of Borrowing complying with the provisions of this Agreement, which shall constitute the Borrowers' representation and warranty to the Lenders that, immediately before and after giving effect to the Advance: (i) the Loan Documents are in full force and effect, (ii) the Loan Documents constitute the valid and binding obligations of each Borrower party thereto, enforceable against such Borrower in accordance with their respective terms, (iii) no Borrower has any offsets, counterclaims or defenses with respect to the payment of the Loan or with respect to the Loan Documents or the Borrowers' respective obligations and liabilities under the Loan Documents, (iv) all of the representations and warranties made by the Borrowers contained in the Loan Documents and otherwise made with respect to the Loan (including, without limitation, those set forth in Article IV of this Agreement) remain true and correct in all material respects on and as of the date of such Advance (except to the extent that any such representation or warranty (A) expressly relates only to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, or (B) may no longer be true due to a change in circumstances which neither constitutes nor evidences a Default, an Event of Default or a Material Adverse Change), (v) to the best of the Borrowers' knowledge, no Default or Event of Default has occurred and is continuing, and (vi) each Borrower continues to be in compliance with all of the other material terms, covenants and conditions contained in this Agreement and the other Loan Documents.

     (b) Debt Yield Maintenance Ratio. Immediately before and after giving effect to the Advance, the Debt Yield Maintenance Ratio shall not be less than the Minimum Debt Yield.

     (c) Performance; No Default. (i) Each Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of such Advance, (ii) on the date of such Advance, there shall exist no Default or Event of Default and (iii) no Event of Default shall have occurred more than twice prior to the date of such Advance (regardless of whether any such Event of Default or Events of Default had been cured prior to such date).

     (d) Loan Documents. The Loan Documents shall be in full force and effect, and the Pledge Agreement and the UCC financing statements shall constitute a valid, enforceable and perfected first priority Lien on the Collateral in favor of Agent for the ratable benefit of the Lenders.

     (e) Representations and Warranties. The representations and warranties made by the Borrowers in the Loan Documents or otherwise made by or on behalf of the Borrowers or any other Borrower Affiliate in connection therewith or after the date thereof shall have been true and correct in all material respects on the date on which made and shall continue to be true and correct in all material respects on, and as of, the date of such Advance (except to the extent that any such representation or warranty (i) expressly relates only to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, or (ii) may no longer be true due to a change in circumstances which neither constitutes nor evidences a Default, an Event of Default or a Material Adverse Change).

     (f) Other Documents. The Borrowers shall have delivered such other documents and certificates as Agent or its counsel may reasonably request.

     (g) Fees and Expenses. Each Borrower shall have paid all fees, expenses and other charges then payable by it hereunder or under any other Loan Document.

     (h) No Material Adverse Change. Since the date of the preceding Advance (or in the case of the initial Advance, since the date hereof) no Material Adverse Change shall have occurred.

     (i) Loan Amount. After giving effect to the Advance, the outstanding principal balance of the Loan will not exceed the lesser of (i) the Total Available Commitments and (ii) the Loan Amount.

     (j) Title Policies. The Borrowers shall have delivered to Agent such updated reports and continuations to the Title Policies delivered by the Borrowers in connection with the Loan which are acceptable to Agent in its reasonable discretion and which contain no Encumbrances other than Permitted Encumbrances.

     Section 3.3 Method of Disbursement of Loan Amount. Each Lender severally, but not jointly, agrees to make its ratable share of Advances for the Loan, subject to the following procedures:

     3.3.1 Notice of Borrowing. The Borrowers shall submit to Agent a request for an Advance (substantially in the form attached hereto as Exhibit 3.3.1) (a "Notice of Borrowing") not less than six (6) Business Days prior to the date upon which an Advance of the Loan is requested (the "Borrowing Date") and no more frequently than once in each calendar month. Each Notice of Borrowing shall be (a) for an Advance of not less than $1,000,000, (b) executed by an authorized officer or authorized representative of each Parent Entity, and (c) accompanied by a Borrowing Certificate in the form attached hereto as Exhibit 3.3.1(c) and such other information and documents as may reasonably be requested or required by Agent.

     3.3.2 Procedure of Advances. (a) Not later than two (2) Business Days prior to the Borrowing Date with respect to any Advance, Agent shall deliver written notice to each Lender at the address specified by such Lender from time to time which notice shall include the Borrowing Date and such Lender's ratable share of such Advance. The Lenders shall make the requested Advance on the Borrowing Date so long as all conditions to such Advance are satisfied as reasonably determined by Agent or are waived by Agent. Unless otherwise notified by Agent, each Lender may assume that all conditions to such Advance are satisfied on the Borrowing Date.

     (b) Not later than 10:30 A.M., New York City time, on the Borrowing Date with respect to any Advance, each Lender shall make available for the account of Agent at its address referred to in Section 12.5, in same day funds, such Lender's ratable portion of such Advance. After Agent's receipt of such funds and upon fulfillment of the applicable conditions in Sections 3.1 and 3.2, Agent will make such funds available to the Borrowers in accordance with the terms of this Section 3.3.

     (c) Unless Agent shall have received notice from a Lender prior to the date of any Advance that such Lender will not make available to Agent such Lender's ratable portion of such Advance, Agent may assume that such Lender has made such portion available to Agent on the date of such Advance in accordance with
Section 3.3.2(b), and Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount.

     3.3.3 Funds Advanced. The proceeds of Advances shall be made by Agent by wire transfer to an account of or as directed by the Property Owners to be designated by the Borrowers in the applicable Notice of Borrowing. Borrowers acknowledge and agree that all Advances hereunder shall only be made to or as directed by the Property Owners.

     3.3.4 Advances Do Not Constitute a Waiver. No Advance shall constitute a waiver of any of the conditions of the Lenders' obligation to make further Advances nor, in the event the Borrowers are unable to satisfy any such condition, shall any Advance have the effect of precluding Agent from thereafter declaring such inability to be an Event of Default hereunder.

     3.3.5 Conditions Precedent. Agent shall not be obligated to make any disbursement of the Loan unless Agent is reasonably satisfied that the conditions precedent to the making of such disbursement, as set forth in this Agreement, have been satisfied by the Borrowers.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

     Section 4.1 Representations and Warranties of the Borrowers. Except as otherwise disclosed in the Reports, each Borrower represents and warrants to Agent and the Lenders on behalf and in respect of itself and each other Borrower that, as of the Closing Date:

     (a) Organization. Each Borrower Affiliate has been duly incorporated, formed or organized, as the case may be, and is validly existing and is in good standing with requisite power and authority to own its property and to transact the businesses in which it is now engaged. Each Borrower Affiliate is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its businesses, operations, and properties, including the Properties, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

     (b) Proceedings. All necessary action has been taken by each Borrower Affiliate to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and other Loan Documents have been duly authorized, executed and delivered by each Borrower Affiliate which is a party hereto or thereto.

     (c) No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents to which each Borrower is a party will not conflict with or result in a breach of any of the material terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any Property or assets pursuant to the terms of, any indenture, mortgage, deed of trust, the loan agreement, partnership agreement, trust agreement or other material agreement or instrument to which it or any of its Affiliates is a party or by which it or any of its Affiliates' properties or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its Affiliates' properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by it of this Agreement or any other Loan Documents to which it is a party has been obtained and is in full force and effect in all material respects. (d) Litigation. Except as disclosed on Schedule 4.1(d), there are no actions, suits or proceedings at law, in equity or otherwise by or before any Governmental Authority or other agency now pending or, to Borrowers' knowledge, threatened against or affecting any Borrower Affiliate that is reasonably likely to have a Material Adverse Effect on any Property or any Borrower Affiliate's ability to perform its obligations hereunder.

     (e) Leases. No person has any possessory interest in the Properties or right to occupy the same except under and pursuant to the provisions of the applicable Leases, and true and complete copies of all Leases have been delivered to Agent (and any Leases executed and delivered after the Closing Date shall promptly be delivered to Agent). With respect to each Lease in effect as of the date hereof and (upon execution thereof) each future Lease, the applicable Borrower will be the sole owner of the lessor's interest therein. As to all Leases:

          (i) except as disclosed in Schedule 4.1(e)(i), there are no outstanding landlord obligations with respect to tenant allowances or free rent periods or tenant improvement work; all of the obligations and duties of landlord under the Leases that are due or are to be performed (as applicable) on or prior to the date hereof have been fulfilled, and there are no pending claims asserted by any Tenant for offsets or abatements against rent or any other monetary claim;

          (ii) except as disclosed on Schedule 4.1(e)(ii), no brokerage or leasing commission or other compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of the current term of any of the Leases, other than in connection with (A) the leasing of any space pursuant to a right of first offer or first refusal or other right or option expressly set forth in the Lease, the effective date of which has not occurred as of the date hereof or (B) the failure timely to exercise, or the expiration of, any right to terminate or cancel any of the Leases;

          (iii) Schedule 4.1(e)(iii) sets forth all security deposits and letters of credit held by or on behalf of any Borrower Affiliate under the Leases; all such security deposits held by any Borrower Affiliate are held in accordance with the terms of the applicable Leases; and any security deposits or letters of credit which have previously been drawn upon and/or applied have been redeposited with such Borrower Affiliate such that such Borrower Affiliate is currently holding all security deposits and letters of credit required under the applicable Leases prior to a default thereunder;

          (iv) No Borrower Affiliate has given or suffered any present assignment, pledge or Encumbrance in respect of any of the Leases or its interests thereunder, except pursuant to the Loan Documents, and each Borrower has the sole right to collect Rents and other amounts due under its respective Leases;

          (v) Except as disclosed in Schedule 4.1(e)(v), (A) no Tenant is more than thirty (30) days in arrears on its rent or other amounts due to the landlord under its Lease and (B) the Leases are in full force and effect and there are no material non monetary defaults thereunder by either party thereto and to the best of its knowledge there are no conditions that, with the passage of time or the giving of notice, or both, would constitute a material non monetary default thereunder;

          (vi) Except as disclosed on Schedule 4.1(e)(vi), none of the Leases contains any option to purchase, any right of first refusal or right of first offer to purchase or any right to terminate the Lease term (except in the event of the condemnation or destruction of all or a portion of the applicable Property, as more specifically set forth in the Leases); and

          (vii) Schedule 4.1(e)(vii) sets forth a schedule of all Leases of each Property as of the date hereof, which schedule is true, complete and correct in all material respects, and which schedule sets forth the name of the Tenant, the Lease expiration date and base or fixed rent payable under each of such Leases.

     (f) Title. Each Borrower has good and indefeasible title in fee to each Property owned by it (as such ownership is reflected on Schedule A hereto, which sets forth a true, correct and complete schedule of each Borrower's ownership interest in the Properties as of the date hereof), in each case free and clear of all Liens whatsoever except customary utility easements which do not materially and adversely affect the value of such Property, the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. The Permitted Encumbrances do not and would not constitute, result in, or cause a Material Adverse Effect or materially adversely affect or interfere with the value, or current use or operation, of the applicable Property, or the Borrowers' ability to repay the Note or any other Loan Document in accordance with the terms of the Loan Documents. There are no claims for payment for work, labor or materials affecting any Property (other than mechanic's or materialmen's liens for work or materials performed or supplied the costs for which are not yet past due or which are being contested in accordance with Section 5.1(b)(ii)).

     (g) No Bankruptcy Filing; Solvency. None of the Borrower Affiliates is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, or has knowledge of any Person contemplating the filing of any such petition against a Borrower Affiliate, and each of the Borrower Affiliates is, and after consummation of the transactions contemplated by this Agreement, will be Solvent.

     (h) Full and Accurate Disclosure. No information contained in this Agreement, the other Loan Documents, or any written statement furnished by or on behalf of any Borrower Affiliate pursuant to the terms of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not misleading in light of the circumstances under which they were made. There is no fact or circumstance presently known to the Borrowers which has not been disclosed to Agent and which is reasonably likely to have a Material Adverse Effect.

     (i) Compliance with ERISA. There are no Plans, Pension Plans or Multiemployer Plans with respect to any member of any ERISA Group with respect to any Borrower Affiliate. No Borrower Affiliate has incurred any withdrawal liability under Part I of Subtitle E of Title IV of ERISA with respect to a Multiemployer Plan, nor has any Borrower Affiliate received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA.

     (j) Compliance. Each Borrower and each Property, and the use thereof, comply in all material respects with all applicable Legal Requirements. No Property's compliance with Legal Requirements is due to a non conforming use or legal non conforming use (except to the extent that the same would not affect in any material respect the operation, maintenance, value or use of such Property in question or the ability to reconstruct such Property). None of the Borrower Affiliates is in default or violation of any order, writ, injunction, decree, judgment, directive or demand of any Governmental Authority. There has not been committed by or on behalf of any Borrower or, to the Borrowers' knowledge, any other Person in occupancy of or involved with the operation or use of any Property any act or omission affording any Governmental Authority the right of forfeiture as against such Property or any part thereof or any monies paid in performance of its obligations under any of the Loan Documents.

     (k) Contracts; Agreements. Except as set forth in Schedule 4.1(k), there are no Material Agreements. Each Material Agreement, Property Management Agreement, Advisory Agreement and Operating Agreement has been entered into at arm's length in the ordinary course of business by or on behalf of it or has otherwise been approved by Agent and provides for the payment of fees in amounts and upon terms not less favorable to it than market rates and terms. Each of the Material Agreements, Property Management Agreements, Advisory Agreements and Operating Agreements to which a Borrower Affiliate is a party as of the date hereof is the legal, valid and binding obligation of such Borrower Affiliate, and to the Borrowers' knowledge, each other party thereto, and enforceable against each Borrower Affiliate , and to Borrowers' knowledge, each other party thereto, subject in each case to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; there are no defaults, breaches or violations thereunder by any Borrower Affiliate or, to Borrowers' knowledge, any other party thereto, and to Borrowers' knowledge, there are no conditions (other than payments that are due but not yet delinquent and other non delinquent executory obligations) that, with the passage of time or the giving of notice, or both, would constitute a default by any party thereunder. Neither the execution and delivery by any Borrower of the Loan Documents, its performance thereunder, nor the exercise of any remedies by Agent, will materially adversely affect its rights under any of the Material Agreements, the Property Management Agreements, the Advisory Agreements or Operating Agreements to which it is a party.

     (l) Financial Information. All financial statements prepared by or on behalf of the Borrowers, the REITS and the General Partners and delivered to Agent prior to the date hereof, (i) are true, complete and correct in all material respects, to the extent not subsequently corrected in a written document delivered to Agent, (ii) accurately represent in all material respects the financial condition or operating results of the Borrowers, the REITS or the General Partners, as applicable, as of the date of such reports, and (iii) have been prepared in accordance with GAAP. None of the Borrowers, the REITS or the General Partners has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, that are known to it, except as referred to or reflected in said financial statements and operating statements.

     (m) Condemnation. No Condemnation has been commenced or, to the Borrowers' knowledge, is thereafter contemplated with respect to all or any portion of any Property or for the relocation of roadways providing access to any Property.

     (n) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     (o) Utilities and Public Access. Each Property has rights of access to dedicated public ways (and makes no material use of any means of access or egress that is not pursuant to such dedicated public ways or recorded, irrevocable rights-of-way or easements) and is served by water, steam, electric, telephone, sewer, sanitary sewer and storm drain facilities adequate to service such Property for its current uses. All public utilities reasonably necessary for the full use and enjoyment of any Property are located in the public right-of-way abutting such Property or in or through a recorded irrevocable easement in favor of such Property, and all such utilities are connected so as to serve such Property without passing over other property, except to the extent that such utilities are accessible to such Property by virtue of a recorded irrevocable easement, applicable Legal Requirement or similar agreement or right. All roads necessary for the use of any Property for its current purposes have been completed and are either part of such Property (by way of deed or recorded easement) or dedicated to public use and accepted by all Governmental Authorities.

     (p) Not a Foreign Person. Neither it nor any of its Subsidiaries is a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

     (q) Physical Condition. Except as disclosed in the engineering reports listed on Schedule 4.l(q), each Property, including all Improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components (subject to reasonable wear and tear), is in good condition, order and repair in all respects material to the use, operation or value of such Property. Except as disclosed in such engineering reports, there exist no structural or other material defects or damages in such Property, whether latent or otherwise, which will materially impair the value of or the annual Net Operating Income from such Property. No Borrower Affiliate has received notice from any insurance company or bonding company of any defects or inadequacies in any Property or any part thereof, which is reasonably likely, alone or in the aggregate, to materially, adversely affect the insurability of the same or cause the imposition of increased premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     (r) Basic Carrying Costs, Assessments. All Basic Carrying Costs due and payable as of the date hereof in respect of each Property have been paid, and there are no pending or proposed special or other assessments for public improvements or other material matters affecting any Property.

     (s) Enforceability. Each Loan Document to which each Borrower is a party is a legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms, subject only to bankruptcy, insolvency and similar laws affecting the enforcement of the rights or remedies of creditors generally and/or equitable principles of general application. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by any Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, subject to laws affecting the enforcement of the rights or remedies of creditors generally and/or equitable principles of general application, and no Borrower has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

     (t) No Prior Assignment. There are no Transfers of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

     (u) Insurance. Each Borrower has obtained and has delivered to Agent the Policies or certificates thereof reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. All Insurance Premiums have been paid for the current policy period. No claims have been made under any such policy, and no Person, including any of the Borrower Affiliates, has done, by act or omission, anything which could or might impair the coverage of any such policy.

     (v) Certificate of Occupancy; Licenses. Each Borrower Affiliate has obtained all material Permits required by, and have accomplished all material filings, notifications, registrations and qualifications with (or obtained exemptions from any of the foregoing from), any Governmental Authority to properly and legally own, manage and operate each Property and reasonably necessary for the conduct of its business. Each Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the Borrowers' knowledge, threatened proceeding of any Governmental Authority to revoke, cancel or declare such Permit invalid in any respect. No Borrower Affiliate is in default or violation with respect to any Permit in a manner that would or is likely to result in a Material Adverse Effect, and no event has occurred which constitutes, or with due notice or lapse of time or both is reasonably likely to constitute, a default by such Borrower Affiliate under, or a violation of, any Permit that would or is likely to result in a Material Adverse Effect.

     (w) Flood Zone. No Property is located in an area identified by the Federal Emergency Management Agency or the Federal Insurance Administration as an area having special flood hazards (Zone A), and, to the extent that any part of any Property is located in an area identified by the Federal Emergency Management Agency as an area federally designated a "100 year flood plain," such Property is covered by flood insurance meeting the requirements set forth in Section 8.1.1(b)(i).

     (x) Survey. All of the Improvements relating to each Property lie as depicted on the Surveys and the Surveys accurately reflect the physical location of all Improvements and easements as depicted therein.

     (y) Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the Transfer of any Property to a Borrower have been paid in full. All stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents and the Liens intended to be created thereby, have been paid.

     (z) Taxes. Each Borrower Affiliate has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other taxes (including intangible fees, assessments and other governmental charges taxes) owing (or necessary to preserve any Liens in favor of Agent), by it, except for such taxes as are not yet delinquent. There are no proposed material tax assessments against any Borrower Affiliate. No extension of time for assessment or payment by any Borrower Affiliate of any federal, state or local tax is in effect.

     (aa) Investment Company Act. No Borrower Affiliate nor any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; or (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (bb) Fraudulent Transfer. None of the Borrowers (i) has entered into the Loan or any Loan Document with the intent to hinder, delay, or defraud any creditor and (ii) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of each Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed its total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of each Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than its probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry on its business as conducted or as proposed to be conducted. No Borrower intends to incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of its obligations).

     (cc) Ownership. Set forth on Schedule 4.1(cc) is a true, accurate and complete depiction of the ownership structure of the Borrower Affiliates, including the direct and indirect ownership interests in each Borrower.

     (dd) Illegal Activity. None of the Borrower Affiliates has purchased any portion of any Property with proceeds of any illegal activity, and none of the Properties is subject to forfeiture or confiscation by any Governmental Authority as the result of the violation by any Borrower Affiliate of applicable Legal Requirements, including, without limitation, the anti-money laundering laws and regulations of the USA Patriot Act of 2001.

     (ee) Consents. No consent, approval, authorization or order of, or qualification with, any court or Governmental Authority is required in connection with the execution, delivery or performance by any Borrower of this Agreement or the other Loan Documents to which it is a party that has not be obtained.

     (ff) Environmental Matters. Except as otherwise disclosed in the Reports (including in the Environmental Reports listed on Schedule 4.1(ff)):

          (i) Each Property is in compliance in all material respects with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession by the applicable Borrower of all Permits required in connection with the ownership and operation of each Property under all Environmental Laws).

          (ii) There is no Environmental Claim pending or, to the Borrowers' knowledge, threatened against any Borrower Affiliate or any Property.

          (iii) There are no present Releases of any Hazardous Substance that are reasonably likely to form the basis of any Environmental Claim.

          (iv) Without limiting the generality of the foregoing, there is not present at, on, in or under any Property, PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint.

          (v) No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to any Property and no Governmental Authority has been taking or is in the process of taking any action to subject any Property to Liens under any Environmental Law.

          (vi) There have been no material environmental investigations, studies, audits, reviews or other analyses conducted by any Borrower Affiliate or that are in any Borrower Affiliate's possession in relation to any Property which have not been made available to Agent.

     (gg) Sharing Agreements. Except for the Operating Agreements set forth on
Schedule 4.1(gg), there are no joint services or other similar sharing agreements relating to any of the Properties.

     (hh) REIT Status. Each REIT is qualified and intends to continue to qualify as a real estate investment trust under the Code.

     (ii) Business Loan. The Borrowers acknowledge that the Loan is a business loan and no portion of the proceeds of the Loan will be used for personal, family or household purposes.

     (jj) Subsidiaries. Set forth on Schedule 4.1(jj) is a complete and accurate list of all Subsidiaries of each REIT, Borrower and Consolidated Subsidiary, which Schedule includes (i) jurisdiction of incorporation, formation or organization and (ii) with respect to any Subsidiary which is not a wholly owned subsidiary, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Subsidiary, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by the applicable REIT, Borrower or Consolidated Subsidiary free and clear of all Liens (other than those arising under or contemplated by the Loan Documents). Other than as set forth in Schedule 4.1(jj), no Subsidiary has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

     (kk) Assets. None of the Parent Entities, General Partners, REITs, Intermediate Entities or Property Owners own any assets (exclusive of Cash and non-material personal property) other than (i) in the case of such Parent Entities, their respective interests as members or partners, as applicable, in the Property Owners (or in the Intermediate Entities), (ii) in the case of such General Partners, their respective interests as general partners of such Parent Entities, (iii) in the case of such REITs, their respective interests as limited partners of such Parent Entities and their respective interests as members or stockholders, as applicable, of such General Partners, (iv) in the case of the Intermediate Entities, their respective interests as members or partners as applicable, in the Property Owners and (v) in the case of the Property Owners, their respective interests in the fee simple ownership of the Properties.

     Section 4.2 Survival of Representations. The parties hereto agree that all of the representations and warranties set forth in Section 4.1 hereof and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Debt is outstanding. All representations, warranties, covenants and agreements made in this

Agreement or in the other Loan Documents by any Borrower shall be deemed to have been relied upon by Agent and the Lenders notwithstanding any investigation heretofore or hereafter made by Agent, the Lenders or on behalf of Agent or the Lenders.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

     Section 5.1 Affirmative Covenants with Respect to the Borrowers. Except as otherwise expressly agreed to in writing by Agent or expressly waived in writing by Agent, the Borrowers hereby covenant and agree, jointly and severally, with Agent and the Lenders as set forth below in this Article V. Except as otherwise expressly agreed to in writing by Agent or expressly waived in writing by Agent, with respect to each covenant of the Borrowers set forth below relating to any or all of the Properties, each Borrower which is a Parent Entity shall be deemed to covenant and agree to cause the respective Property Owners to take the action or actions required by such covenant.

     (a) Existence; Compliance with Legal Requirements. Each Borrower shall use its best efforts to do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, Permits and franchises, and, subject to the rights of the Borrowers under Section 5.1(b)(ii), comply in all respects with all Legal Requirements applicable to it and the Properties. At all times, each Borrower shall maintain and preserve the Properties and shall keep, and cause to be kept, each Property in good working order and repair, reasonable wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary and desirable repairs, renewals, replacements, betterments and improvements thereto. Each Borrower shall operate, maintain, repair and improve the Properties in compliance with all applicable Legal Requirements, and will not cause or allow the same to be misused or wasted or to deteriorate. Promptly upon receipt thereof (but in any event within five
(5) Business Days), each Borrower shall deliver, or cause to be delivered, to Agent copies of any and all notices received by it or by any other Borrower Affiliate from any licensing and/or certifying agencies that any material license or permit relating to the operation of any of the Properties is being suspended or revoked or that any investigation or proceeding with respect to any such action is pending.

     (b) Taxes and Other Charges; Contest for Taxes and Other Charges, Legal Requirements and Liens. (i) Subject to the provisions of Section 5.1(b)(ii), each Borrower shall pay, or cause to be paid, all Taxes and Other Charges now or hereafter levied or assessed or imposed against each Property or any part thereof prior to the date on which such sums become delinquent. Each Borrower shall deliver or cause to be delivered to Agent, upon reasonable request, receipts for payment or other evidence reasonably satisfactory to Agent that the Taxes and Other Charges have been so paid. Subject to the provisions of Section 5.1(b)(ii) and other than Permitted Encumbrances, the Borrowers shall not suffer and shall promptly pay and discharge, or cause to be paid and discharged, any Lien whatsoever that may be or become a Lien against any Property, and the Borrowers shall promptly pay, or cause to be paid, all utility services provided to such Property. Subject to the provisions of Section 5.1(b)(ii), the Borrowers shall pay, bond or otherwise discharge, or cause to be paid, bonded or discharged, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in, or permit the creation of, a Lien on the Properties, or on the Rents arising therefrom.

          (ii) Notwithstanding the foregoing, after prior written notice to Agent, any of the Borrowers, at its own expense, may contest by appropriate legal, administrative or other proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges or Lien therefor or any Legal Requirement or Insurance Requirement or the application of any instrument of record affecting any Property or any part thereof (other than the Loan Documents) or any claims or judgments of mechanics, materialmen, suppliers, vendors or other Persons or any Lien therefor, and may withhold payment of the same pending such proceedings if permitted by law; provided that (A) no Event of Default has occurred and remains uncured, except for, prior to acceleration, a Default caused by the matter being contested, (B) such proceeding shall suspend any collection of the contested Liens (other than Taxes or Other Charges) from the applicable Property or Borrower and from Agent, and with respect to Taxes or Other Charges, Borrower shall have paid same pending the resolution of such proceeding to the extent required in order for Borrower to pursue such proceeding, (C) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the applicable Borrower is subject and shall not constitute a default thereunder, (D) neither the applicable Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost during such contest, (E) to the extent not already bonded or otherwise deposited or paid in connection with such proceedings, such Borrower shall have furnished Agent with security (in an amount reasonably approved by Agent) to insure the payment of any such Taxes or Other Charges, or the cost of the contested Legal Requirement or Insurance Requirement or the removal of the Lien, in each case together with all reasonably anticipated interest and penalties thereon, (F) in the case of an Insurance Requirement, failure to comply therewith shall not impair the validity of any insurance required to be maintained by any Borrower or the right to full payment of any claims thereunder, (G) in the case of any essential or significant service with respect to any Property, any contest or failure to pay will not result in a discontinuance of any such service, (H) in the case of any instrument of record affecting any Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any Lien on such Property or any part thereof, (I) neither the failure to pay or perform any obligation which is permitted to be contested under this Section nor an adverse determination of any such contest shall result in a Material Adverse Effect, and (J) such Borrower shall promptly upon final determination thereof pay the full amount of any such Taxes, Other Charges or Liens, together with all costs, interest and penalties that may be payable in connection therewith.

          (iii) If any Borrower shall fail, within sixty (60) days after becoming aware of any matter referenced in Section 5.1(b)(ii), to either
     (A) discharge (or cause to be discharged), or (B) contest (or cause to be contested) the same and give (or cause to be given) security or indemnity in the manner provided in clause (b)(ii) above, or having commenced (or caused the commencement of) a contest of the same, and having given (or having caused to be given) such security or indemnity, shall fail to prosecute (or shall fail to cause to be prosecuted) such contest with diligence, or upon adverse conclusion of any such contest, to satisfy and release (or to cause to be satisfied and released) any judgment, decree and Lien, then and in any such event Agent upon prior notice to the Borrower (except if an Event of Default has occurred and is continuing, whereupon no notice shall be required), may, at its election (but shall not be required to), procure the release and discharge of any such claim and any judgment, Lien or decree thereon and, further, may in its sole discretion effect any settlement or compromise of the same, and any amounts so expended by Agent, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursement of the proceeds of the Loan hereunder. In settling, compromising or discharging any such claim or Lien, Agent shall not be required to inquire into the validity or amount of any such claim or Lien.

     (c) Litigation. Promptly after having knowledge thereof, Borrower shall give written notice to Agent of any litigation or governmental proceedings pending or threatened in writing against it or against or affecting any of the Properties or any Borrower Affiliate which is not covered by insurance or that, if determined adversely to it or any such Property, is reasonably likely to result in a Material Adverse Effect.

     (d) Inspection. Subject to the rights of Tenants under the Leases, Borrower shall permit agents, representatives and employees of Agent to inspect the Properties, including, without limitation, to perform appraisals, engineering and environmental inspections thereof, on any Business Day at reasonable business hours upon reasonable advance notice.

     (e) Notice of Default. It shall promptly advise Agent (i) of any change in the condition (financial or otherwise) of any Borrower that is reasonably likely to have a Material Adverse Effect or materially impair such Borrower's ability to comply with its obligations under any Loan Document, or (ii) of the occurrence of any Default or Event of Default.

     (f) Cooperate in Legal Proceedings. Except for any proceeding brought by Agent, any Lender or any of their respective Affiliates against the Borrowers, each Borrower shall reasonably cooperate fully with Agent with respect to any proceedings before any Governmental Authority that may in any way affect the rights of any Lender or Agent hereunder or any rights obtained by any Lender or Agent under any of the other Loan Documents and, in connection therewith, shall permit any Lender or Agent, at its election, to participate in any such proceedings.

     (g) Further Assurances. Each Borrower shall, at its sole cost and expense:

          (i) furnish, or cause to be furnished to Agent all instruments, documents, surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by any Borrower pursuant to the terms of the Loan Documents or reasonably requested by Agent in connection therewith;

          (ii) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do, or cause to be done such other acts reasonably necessary to evidence, preserve and/or protect the Lien of Agent for the benefit of the

     Lenders at any time securing or intended to secure the obligations of any Borrower under the Loan Documents, as Agent may reasonably require; and

          (iii) do and execute, or cause to be done and executed all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Agent shall reasonably require from time to time.

     Without limiting the foregoing, in the event that (A) the complaint with respect to the Icahn Litigation shall be amended by the plaintiffs thereto to seek (I) monetary damages in any material amount (whether specified or unspecified and whether in lieu of or in addition to any other remedy or remedies set forth therein) against Borrower or any other Borrower Affiliate or
(II) any other relief which, in Agent's reasonable determination, is likely (if the Icahn Litigation were determined adversely to any defendant) to result in either (1) a Lien on all or any portion of any Collateral, any Property or any other assets of any Borrower or any other Borrower Affiliate or (2) a judgment against any Borrower or any other Borrower Affiliate; or (B) Agent shall otherwise determine that the Icahn Litigation is reasonably likely to materially affect or otherwise impair any Lien granted by, or any right or remedy of Agent or any Lender under, this Agreement or any other Loan Document, the Borrowers hereby agree, at the request of Agent, promptly to execute and deliver or otherwise provide to Agent such documents, instruments, reports, legal opinions, financing statements, title insurance and other deliveries, and to pay such amounts, as would be required in connection with a Mortgage Conversion with respect to all of the Properties in accordance with Section 7.1.

     (h) Financial Reporting and Other Information. (i) Financial Records. Each Parent Entity will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, to the extent applicable, proper and accurate books, records and accounts reflecting all of the financial affairs and all items of Operating Income, Operating Expenses and Capital Expenditures, in each case, with respect to such Parent Entity and each Property Owner owned by such Parent Entity. Agent or any Lender shall have the right, upon reasonable request, from time to time at all times during normal business hours to examine such books, records and accounts at the office of any Parent Entity or other Person maintaining such books, records and accounts and to make such copies or extracts thereof, as Agent shall reasonably require. From and after the occurrence and during the continuance of an Event of Default, each such Borrower shall pay, or cause to be paid, any reasonable third party costs and expenses incurred by Agent or any Lender to examine its accounting records with respect to the Properties, as Agent shall reasonably determine to be necessary or appropriate. Notwithstanding anything contained herein to the contrary, if at any time any Other Borrower or any Other Property shall exist, all of the financial and other information and deliveries required to be delivered to Agent under this Section 5.1(h) shall, in addition to being provided with respect to each Parent Entity, be provided with respect to each Other Borrower.

          (ii) Annual Financial Statements. Each Parent Entity shall furnish or cause to be furnished to Agent within one hundred twenty (120) days following the end of each Fiscal Year, a complete copy of its annual financial statements, audited by a "Big Five" accounting firm or another independent certified public accounting firm reasonably acceptable to Agent, in accordance with GAAP, together with an audit certificate from such accounting firm, for such Fiscal Year and containing a balance sheet, income statement and cash flow statement for such Parent Entity and statements of profit and loss, all in such detail as Agent may reasonably request. Such annual financial statements shall be accompanied by (A) an Officer's Certificate from the Person submitting such statements certifying
     (I) that each such annual financial statement presents fairly, in all material respects, the financial condition and results of operation of the applicable Properties covered thereby being reported upon and has been prepared in accordance with GAAP and (II) reaffirming the truth and accuracy of the representations and warranties made by the Borrowers in
     Section 4.1(kk), or if an Other Borrower or New Borrower has been created and/or Other Property or Additional Property has been acquired as permitted hereunder, identifying the same and restating and reaffirming such representations and warranties, as restated to include such Other Borrower, New Borrower, Other Property or Additional Property (as applicable) and (B) a management report from each Borrower in form and substance reasonably satisfactory to Agent, discussing the reconciliation between the financial statements for such Fiscal Year and the applicable annual Budget. Together with each Parent Entity's annual financial statements, each Parent Entity shall furnish to Agent on behalf of the Lenders (I) an Officer's Certificate of such Parent Entity certifying as of the date thereof whether, to such Parent Entity's knowledge, there exists a Default or Event of Default, and if one exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same; and (II) an annual report, for the most recently completed Fiscal Year, containing: (1) Capital Expenditures made with respect to each Property covered thereby during such Fiscal Year, including separate line items with respect to any Capital Expenditure in excess of $50,000, (2) leasing and occupancy levels for each Property covered thereby (including a then-current occupancy report as at the end of such Fiscal Year together with rentable square footage rental rates), and (3) a statement of Net Operating Income for the fourth calendar quarter of such Fiscal Year for each Property covered thereby.

          (iii) Quarterly. Each Parent Entity shall furnish, or cause to be furnished, to Agent on or before the forty-fifth (45th) day after the end of each of the first three (3) fiscal quarters of each Fiscal Year, the following items, accompanied by an Officer's Certificate of such Parent Entity, certifying (A) that such items are true, correct, accurate and complete in all material respects and fairly present the financial condition and results of the operations of such Parent Entity and the Properties covered thereby in a manner consistent with GAAP (subject to normal year-end adjustments and the absence of footnotes), and (B) reaffirming the truth and accuracy of the representations and warranties made by the Borrowers in Section 4.1(kk), or if an Other Borrower or New Borrower has been created and/or Other Property or Additional Property has been acquired as permitted hereunder, identifying the same and restating and reaffirming such representations and warranties, as restated to include such Other Borrower, New Borrower, Other Property or Additional Property (as applicable) to the extent applicable:

               (A) quarterly and year-to-date unaudited financial statements prepared for such fiscal quarter with respect to such Parent Entity, including a balance sheet, income statement and cash flow statement for such quarter and a statement of Net Operating Income for each Property covered thereby, in the aggregate for such fiscal quarter in such detail as is reasonably acceptable to Agent;

               (B) within twenty (20) days after the end of each such fiscal quarter, on a Property by Property basis, monthly occupancy reports, leasing status reports, tenant receivable report, current rent roll, and unaudited operating statements, all in form reasonably satisfactory to Agent and in the form customarily prepared by the Property Manager; and

               (C) an Officer's Certificate of such Parent Entity certifying (I) as of the date thereof whether to such Parent Entity's knowledge, there exists a Default or an event of Default, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action being taken to remedy the same, and (II) compliance with the Minimum Debt Yield for such quarter, and setting forth the calculation thereof.

          (iv) Monthly. Each Borrower shall furnish, or cause to be furnished, to Agent on or before the twentieth (20th) day after the end of each calendar month, any written notice received by any Borrower Affiliate from any Tenant or a Person representing any Tenant threatening nonpayment of Rent or other material default, alleging or acknowledging a default by the landlord, requesting a termination, or any other similar written correspondence received by any Borrower Affiliate during such month, accompanied by an Officer's Certificate of such Borrower, certifying that such items are true, correct, accurate and complete.

          (v) Budget. The Borrowers shall prepare and deliver to Agent, on or before the thirtieth (30th) day prior to the commencement of each Fiscal Year a Budget in respect of the Properties for such Fiscal Year which shall be approved by Agent, which approval shall not be unreasonably withheld. If any Borrower materially modifies or amends such Budget after delivery to Agent, such Borrower shall provide a written copy of such modified or amended Budget to Agent which shall be approved by Agent, which approval shall not be unreasonably withheld. Until such Budget or amendment thereto is approved by Agent, the Borrowers shall comply with the previously approved Budget; provided, however, that the Borrowers shall be permitted to expend sums consistent with the previously approved Budget which do not exceed 103% of any line item of such previously approved Budget until such Budget or amendment thereto is approved by Agent.

          (vi) REIT Information. Subject to Section 12.26, the Borrowers shall furnish, or cause to be furnished to Agent promptly after the sending or filing thereof, copies of all (A) proxy statements, financial statements and reports which any REIT or any Affiliate thereof sends to its respective shareholders, and (B) regular, periodic and special reports, and all registration statements which any REIT or any Affiliate thereof files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange.

          (vii) Additional Information. The Borrowers shall furnish, or cause to be furnished to Agent within ten (10) Business Days after request, such further detailed information with respect to the operation of any Property and the financial affairs of the Borrowers as may be reasonably requested by Agent.

          (viii) Delivery of Notices. The Borrowers shall furnish, or cause to be furnished to Agent on behalf of Lenders, promptly after receipt, a copy of any notice received by or on behalf of any Borrower Affiliate from any Governmental Authority having jurisdiction over the Properties with respect to a condition existing or alleged to exist or emanate therefrom or thereat which if adversely determined would or is likely to have a Material Adverse Effect.

          (ix) Right to Audit. Agent shall have the right to audit the financial information provided by the Borrowers pursuant to the terms of this Agreement in accordance with the then customary audit policies and procedures of Agent. Agent shall pay for the costs of such auditors; provided, however, that if (A) such audit shall have been commenced during an Event of Default or (B) such audit reveals a material discrepancy from the information previously provided by any Borrower to Agent, the Borrowers shall pay the reasonable cost and expenses of such audit.

          (x) Electronic Delivery. At Agent's reasonable request, the Borrowers shall cause any of the reports delivered pursuant to this Section 5.1(h) to also be delivered on a computer diskette.

     (i) Business and Operations; Material Agreements. Each Borrower shall continue to engage in the businesses currently conducted by it as and to the extent the same are reasonably necessary for the ownership, maintenance, management and operation of the Properties. Each Borrower shall qualify to do business and remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Properties, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect. Each Borrower shall, and shall cause each Borrower Affiliate to, at all times (A) maintain the Properties or cause such Properties to be maintained consistent with commercially reasonable customs and practices in the areas in which the Properties are located (subject to normal wear and tear), and with the commercially reasonable customs and practices found in the management and operation of office buildings, retail facilities, mixed use facilities or industrial facilities, as applicable, similar to the Properties; (B) maintain such Permits, or arrangements in connection therewith, so as to permit each Property to be maintained at the commercially reasonable standards of similar facilities located near such Property; (C) promptly perform and/or observe in all material respects all of the covenants and agreements required to be performed and observed by it under each Property Management Agreement, Advisory Agreement and any other Material Agreement, and do all things reasonably necessary to preserve and to keep unimpaired its rights thereunder; (D) promptly notify Agent in writing of its receipt or delivery of any notice of any default sent by any party under any Material Agreement, including, without limitation, each Property Management Agreement and Advisory Agreement; and (vi) promptly enforce the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the other party under each Material Agreement, including, without limitation, each Property Management Agreement and Advisory Agreement.

     (j) Title to the Properties. Each Borrower shall warrant and defend against the claims of all Persons whomsoever the title to each Property and every part thereof.

     (k) Estoppel Statement. (i) After written request by Agent, the Borrowers shall within ten (10) Business Days furnish Agent with a statement, duly acknowledged and certified, setting forth (A) the unpaid principal amount of the Notes, (B) the Applicable Interest Rate, (C) the date installments of interest and/or principal were last paid, (D) any offsets or defenses to the payment of the Debt, (E) that the Notes, this Agreement, the Pledge Agreement and the other Loan Documents are valid, legal and binding obligations of the Borrowers and have not been modified or, if modified, giving particulars of such modification, and (F) such other matters as Agent may reasonably request. Any prospective purchaser of any interest in the Loan shall be permitted to rely on such certificate. The Borrowers shall request and use reasonable good faith efforts to obtain for Agent, upon request, estoppel certificates from any Tenant in the form reasonably required by Agent.

     (l) No Joint Assessment. None of the Borrowers shall suffer, permit or initiate the joint assessment of any of the Properties (i) with any other Property or any other real property constituting a tax lot separate from any of the Properties, and (ii) unless required by applicable Legal Requirement, with any portion of any of the Properties that may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes that may be levied against such personal property shall be assessed or levied or charged to any of the Properties.

     (m) Leasing Matters. (i) Borrowers shall not, and shall not permit the Property Manager to, materially amend, modify, supplement, restate, extend, terminate, accept a surrender of or otherwise change (or permit any of the foregoing actions to be taken with respect to) any existing Major Lease), without Agent's consent, which consent (subject to compliance by the Borrowers with the provisions of subsection (iii) below) shall not be unreasonably withheld, conditioned or delayed if such Major Lease continues to satisfy the Leasing Criteria. Notwithstanding the foregoing, Agent's consent shall not be required in connection with a termination by any Borrower of a Lease if such termination is in connection with any material default by the Tenant thereunder.

          (ii) The Borrowers shall not, and shall not permit the Property Manager to, enter into any Major Lease without Agent's consent. Agent's consent to a Major Lease shall not be unreasonably withheld (subject to compliance by the Borrowers with the provisions of subsection (iii) below) if:

               (A) all other requirements and conditions set forth in this
          Section 5.1(m) are satisfied;

               (B) the Major Lease is on a standard lease form which is customary for the applicable Property and its location (or if the Tenant is a nationally recognized retail Tenant, then on such standard form which such Tenant requires on a national basis);

               (C) Agent has been provided such information as Agent shall reasonably require regarding the financial status, creditworthiness and reputation of the Tenant under such Major Lease and has approved same in its reasonable discretion; and

               (D) the Major Lease complies with the Leasing Criteria.

          (iii) With respect to all Leases, or any amendment, modification, supplement, restatement, extension, termination, surrender or change of any thereof (collectively, "Lease Amendment") which require Agent's prior approval pursuant to this Section 5.1(m), the Borrowers shall deliver to Agent via a nationally recognized overnight courier for overnight delivery, either (A) an execution copy of any such Lease, or any such Lease Amendment, and, in the case of Leases, together with a blacklined version thereof marked to show changes from any standard lease form which may have been previously approved by Agent (each, a "Lease Approval Request") in accordance with Section 5.1(m)(v) below, or (B) a term sheet in substantially the form of Schedule 5.1(m) hereto setting forth the information required thereby with respect to any such proposed Lease, or any Lease Amendment (the "Term Sheet"), together with all materials, financial statements and any other information (and in such detail) as reasonably requested by Agent in order to evaluate the proposed Lease, or any Lease Amendment to which the Term Sheet relates (each, a "Term Sheet Approval Request") in accordance with Section 5.1(m)(iv) below.

          (iv) Each Term Sheet Approval Request submitted to Agent by the Borrowers pursuant to Section 5.1(m)(iii) shall contain a legend on the top of the cover page thereof, which legend shall be in boldface type and in a font size of not less than 20 points, stating that Agent's failure to respond to the Term Sheet Approval Request within fifteen (15) days shall be deemed to be an approval by Agent, pursuant to Section 5.1(m) of this Agreement, of the specific terms set forth in the Term Sheet with respect to the Lease, or any Lease Amendment to which such Term Sheet Approval Request relates. In the event that Lender fails to provide a Response (as hereinafter defined) to the Borrowers within fifteen (15) days of Agent's receipt of a Term Sheet Approval Request, the Borrowers shall send to Agent a Final Notice (as hereinafter defined). In the event that Agent fails to provide a Response to the Borrowers within five (5) Business Days of Agent's receipt of the Final Notice, Agent shall be deemed to have approved such proposed Term Sheet with respect to the Lease, or any Lease Amendment to which such Term Sheet Approval Request relates. Following the Term Sheet approval procedure set forth above, the Borrowers shall deliver to Agent via a nationally recognized overnight courier for overnight delivery an execution copy of any Lease, or any Lease Amendment with respect to which Agent has approved or shall be deemed to have approved a Term Sheet in accordance with this Section 5.1(m), and, in the case of Leases, together with a blacklined version thereof marked to show changes from any standard lease form which may have been previously approved by Agent pursuant to a Lease Approval Request in accordance with Section 5.1(m)(v) below. Such delivery shall constitute a Lease Approval Request.

          (v) Each Lease Approval Request submitted to Agent by the Borrowers pursuant to Section 5.1(m)(iii) or Section 5.1(m)(iv) above shall contain a legend on the top of the cover page thereof, which legend shall be in boldface type and in a font size of not less than 20 points, stating that Agent's failure to respond to the Lease Approval Request within (A) fifteen
     (15) days (in the case of a Lease Approval Request pursuant to

     Section 5.1(m)(iii)) or (B) five (5) Business Days (in the case of a Lease Approval Request pursuant to Section 5.1(m)(iv)) shall be deemed to be an approval by Agent, pursuant to Section 5.1(m) of this Agreement, of the proposed Lease, or Lease Amendment to which such Lease Approval Request relates. In the event Agent fails to provide a Response to the Borrowers within (A) fifteen (15) days (in the case of a Lease Approval Request pursuant to Section 5.1(m)(iii)) or (B) five (5) Business Days (in the case of a Lease Approval Request pursuant to Section 5.1(m)(iv)) of Agent's receipt of a Lease Approval Request, the Borrowers shall send to Agent a Final Notice with respect to such proposed Lease, renewal, amendment or modification to which such Lease Approval Request relates. In the event that Agent fails to provide a Response to the Borrowers within five (5) Business Days of Agent's receipt of the Final Notice, Agent shall be deemed to have approved of such proposed Lease or Lease Amendment to which such Lease Approval Request relates; provided, that with respect to any Lease or any Lease Amendment which is deemed approved by Agent for which the Borrowers shall have previously submitted a Term Sheet Approval Request in accordance with Section 5.1(m)(iv), such deemed approval shall extend only to such Lease or such Lease Amendment to the extent that the executed copy thereof (A) contains the terms set forth in the Term Sheet therefor, (B) does not contain any material terms which conflict with such Term Sheet,
     (C) does not violate the Lease Criteria and (D) in the case of any Lease or any renewal thereof, is on a standard lease form which is customary for such Property and its location (with the terms set forth in clauses (A) and (B) above), subject to modifications to reflect commercially reasonable terms for similarly situated properties. For purposes of this Section 5.1(m), (I) the term "Response" means any notice by Agent to the Borrowers in connection with a Term Sheet Approval Request or a Lease Approval Request that Agent (1) requires additional information or documentation to evaluate the proposed Term Sheet, Lease or Lease Amendment, as applicable,
     (2) requires modifications, amendments or other changes to the proposed Term Sheet, Lease or Lease Amendment, as applicable, as a condition to the approval thereof, (3) consents to such proposed Term Sheet, Lease or Lease Amendment, as applicable, or (4) withholds its consent to such proposed Term Sheet, Lease or Lease Amendment, as applicable, and (II) the term "Final Notice" means a written notice via a nationally recognized overnight courier for overnight delivery by the Borrowers to Agent in connection with a Term Sheet Approval Request or a Lease Approval Request, which notice shall contain a legend in boldface type and in a font size of not less than 20 points on the top of the cover page thereof, stating that Agent's failure to respond to the Term Sheet Approval Request or the Lease Approval Request, as applicable, previously submitted to Agent within five (5) Business Days of Agent's receipt of the Final Notice, in the case of a Term Sheet Approval Request, and five (5) Business Days of Agent's receipt of the Final Notice, in the case of a Lease Approval Request, shall be deemed to be an approval by Lender, pursuant to Section 5.1(m) of this Agreement, of the specific terms set forth in the proposed Term Sheet, Lease or Lease Amendment, as applicable.

          (vi) Agent's consent shall not be required with respect to any Lease other than a Major Lease, provided that such Lease (including any Lease entered into upon termination of any existing Lease) complies with the Leasing Criteria and is on the standard lease form which has been previously approved by Agent without material deviations from such form which has not been approved by Agent.

          (vii) All new Leases entered into from and after the date hereof shall be the result of arm's-length negotiations, shall provide for "market" rental rates and other market terms and shall not contain any terms that would adversely affect any Lender's or Agent's rights under the Loan Documents.

          (viii) Each Borrower (A) shall observe and perform (or cause to be observed and performed) the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (B) shall enforce (or cause to be enforced) the terms, covenants and conditions contained in the Leases on the part of the Tenants thereunder to be observed or performed in a commercially reasonable manner; (C) shall not collect (or permit to be collected) any of the base or minimum Rents more than one (1) month in advance (other than security deposits and the first month's rent upon the initial execution of a Lease) and (D) shall not execute (or permit to be executed) any assignment of lessor's interest in the Leases or the Rents.

          (ix) The Borrowers shall not enter into a Lease other than in the ordinary course of its business (and, without limitation, it is hereby agreed by such Borrower that a lease of all or substantially all of any one or more buildings of any Property is not in the ordinary course of such Borrower's business), except after having received Agent's written consent.

     (n) ERISA. Each Borrower will comply in all material respects with the applicable provisions of ERISA and the Code with respect to each Plan, if any, and furnish to Agent (i) within ten (10) days after such Borrower knows or has reason to know that any "reportable event" (as defined in Section 4043(b) of ERISA) has occurred with respect to a Pension Plan, a statement setting forth details as to such reportable event and the action proposed to be taken with respect thereto, (ii) promptly, but in no event later than three (3) days, after any Borrower becomes aware of the receipt thereof, a copy of any notice that any Borrower or any member of its ERISA Group may receive from the PBGC relating to the intention of the PBGC to terminate any Pension Plan or to appoint a trustee to administer any Plan, (iii) promptly, but in no event later than five (5) days, after any Borrower becomes aware of the filing with any affected party (as such term is defined in Section 4001 of ERISA) of a notice of intent to terminate a Pension Plan, a copy of such notice and a statement setting forth the details of such termination, including the amount of liability, if any, of a Borrower or any member of its ERISA Group under Title IV of ERISA, (iv) within ten (10) days after such Borrower becomes aware of the adoption of an amendment to a Pension Plan if, after giving effect to such amendment, the Pension Plan is a plan described in Section 4021(b) of ERISA, a statement setting forth the details thereof, (v) within thirty (30) days after any Borrower becomes aware of the withdrawal from a Pension Plan during a plan year for which such Borrower or any member of its ERISA Group could be subject to liability under Section 4063 or 4064 of ERISA, a statement setting forth the details thereof, including the amount of such liability, (vi) within thirty (30) days after any Borrower becomes aware of the cessation of operations by such Borrower or any member of its ERISA Group at a facility under the circumstances described in Section 4062(e) of ERISA, a statement setting forth the details thereof, including the amount of liability of such Borrower or a member of its ERISA Group under Title IV of ERISA, (vii) within five (5) days after any Borrower becomes aware of the adoption of an amendment to a Pension Plan that would require security to be given to the Pension Plan pursuant to Section 401(a)(29) of the Code or

Section 307 of ERISA, a statement setting forth the details thereof, including the amount of such security, (viii) within five (5) days after any Borrower becomes aware of the failure by such Borrower or any member of its ERISA Group to make payment to a Pension Plan which would give rise to a Lien in favor of the Plan under Section 302(f) of ERISA, a statement setting forth the details thereof, including the amount of such Lien, (ix) within ten (10) days after any Borrower becomes aware of the due date for filing with the PBGC pursuant to
Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Pension Plan, a statement setting forth details as to such failure and the action proposed to be taken with respect thereto and (x) promptly, but in any event within thirty (30) days, after any Borrower becomes aware of the receipt thereof by such Borrower or any member of its ERISA Group from the sponsor of a Multiemployer Plan, a copy of each notice concerning the imposition of withdrawal liability or the termination or reorganization of a Multiemployer Plan.

     (o) Easements and Restrictions. The Borrowers shall submit to Agent for Agent's written approval, which approval shall not be unreasonably withheld, conditioned or delayed prior to the execution thereof by the applicable Borrower Affiliate all proposed Encumbrances, Permits and other instruments which would affect the title to the applicable Property, accompanied by a Survey showing the proposed location thereof and such other information as Agent shall reasonably require.

     (p) Further Assurance of Title. The Borrowers shall, as promptly as reasonably practicable, do all things and matters reasonably necessary (including execution and delivery to Agent of all further documents and performance of all other acts which Agent reasonably deems necessary or appropriate) to assure to the reasonable satisfaction of Agent (i) that any Advance previously made hereunder or to be made hereunder is secured or will be secured by the Pledge Agreement as a first and prior Lien or security interest with respect to the Collateral, and (ii) the enforceability and validity of the Loan Documents and the perfection and priority of the Liens granted thereby. The Lenders, in accordance with the terms of this Agreement, may decline to make further Advances hereunder until Agent has received such assurance.

     (q) Subsidiary Distributions. Each Borrower shall cause its Subsidiaries to distribute to such Borrower as promptly as possible, such Borrower's share of the Cash available for distribution by such Subsidiaries, other than (i) Cash necessary to pay ordinary course expenses of such Subsidiary and to maintain appropriate reserves or (ii) Cash required to be distributed or reserved as provided in the Cash Management Agreement.

     (r) Property Management. As of the Closing Date, the Properties are, and, subject to the terms and provisions of Section 10.1, at all times shall remain (unless consented to by Agent), managed by Initial Property Manager.

     (s) Deferred Maintenance. The Borrowers shall timely perform and comply with each of the deferred maintenance items with respect to the Properties set forth on Schedule 5.1(s) (such items of deferred maintenance hereinafter referred to as the "Required Repairs"). The Borrowers shall complete each of the Required Repairs on or before the required deadline therefor as set forth on
Schedule 5.1(s). Notwithstanding anything contained in this Agreement to the contrary, it shall be an Event of Default if the Borrowers do not complete any Required Repair by the deadline therefor as set forth on Schedule 5.1(s).

     (t) REIT Qualification. Each Borrower shall at all times take all necessary or appropriate actions to cause each REIT to, and each REIT shall, continue to qualify as a real estate investment trust under the Code.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     Section 6.1 Negative Covenants. Except upon the express prior written consent or express prior written waiver of Agent, the Borrowers hereby covenant and agree, jointly and severally, with Agent and the Lenders as set forth below in this Article VI. With respect to each covenant of the Borrowers set forth below relating to any or all of the Properties, each Borrower which is a Parent Entity shall be deemed to covenant and agree to cause the respective Property Owners not to take the action or actions prohibited or restricted by such covenant.

     (a) Operation of Property. Without Agent's express prior written consent, none of the Borrowers shall permit any of the following occurrences, if such occurrence is likely to result in a Material Adverse Effect: (i) surrender or terminate any Material Agreement unless the other party thereto is in material default and the termination of such agreement would be commercially reasonable),
(ii) increase or consent to the material increase of the amount of any charges under any Material Agreement, except as provided therein or on an arm's-length basis and commercially reasonable terms, (iii) enter into any Material Agreement without the prior written approval of Agent, which approval shall not be unreasonably withheld, conditioned or delayed, (iv) enter into any Service Contract unless the same is entered into in the ordinary course, on an arm's-length basis and on commercially reasonable terms and is terminable upon a transfer of the applicable Property or on thirty (30) days' notice without payment of any material fee, premium or penalty, or (v) otherwise modify, change, supplement, restate, replace, alter or amend any Material Agreement, or waive or release any of its rights and remedies under any Material Agreement in any material respect, without the prior written approval of Agent. Nothing contained herein shall be deemed to preclude the Borrowers from terminating (A) any Property Management Agreement (including the Initial Property Management Agreements), provided that a Property Management Agreement is entered into with a Property Manager satisfying the Property Manager Criteria in replacement thereof in accordance with Section 10.1 or (B) the advisory arrangement with Advisor in accordance with the provisions of the Advisory Agreement.

     (b) Liens. Except for customary utility easements and subject to Section 5.1(b)(ii) hereof, no Borrower shall create, incur, assume, permit or suffer to exist any Lien on any portion of the Properties or any of its assets, except:
(i) Permitted Encumbrances, (ii) Liens created by or permitted pursuant to the Loan Documents, (iii) Liens for Taxes or Other Charges not yet due, payable or delinquent or (iv) Liens permitted under Section 2.5.2.

     (c) Dissolution, Significant Capital Transactions, Restrictions on Acquisitions and Commencement of Development.

          (i) None of the Borrowers shall dissolve, terminate, wind up its affairs, liquidate, merge with or consolidate into another Person or, except as expressly permitted in Sections 2.5 and 6.1(i), Transfer, in one transaction or any combination of transactions, all or any part of any of the Properties or all or any part of its assets (whether now or hereafter acquired), or make any change in its present methodology of conducting business. Notwithstanding the foregoing, (A) a dissolution of a Borrower shall be permitted, provided that such Borrower no longer owns any Collateral and such dissolution is not reasonably likely to have a Material Adverse Effect, (B) any REIT shall may merge into or consolidate with one or more other REITs, (C) any Parent Entity may merge into or consolidate with one or more Parent Entities and (D) any REIT or Parent Entity may merge into or consolidate with one or more other REITs or Parent Entities.

          (ii) No Borrower shall commence, any material development, construction or material alteration of any Property without Agent's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Agent's consent shall not be required for any construction or alteration required (i) by applicable Legal Requirements or Insurance Requirements or (ii) pursuant to the terms of an existing Lease or any other Lease consented to by Agent hereunder or with respect to which no consent by Agent is required, in each case, subject to the Budget with respect to such Property approved by Agent hereunder; provided, however, that the cost of such construction or alteration need not comply with such Budget in the event of an emergency or in connection with the compliance by such Borrower with Legal Requirements, as long as such cost which does not comply with such Budget does not exceed $100,000.

     (d) No Change in Business. The Borrowers shall not make any material change in the scope or nature of its business objectives or purposes, or undertake or participate in activities other than the ownership and operation of the Properties, except such objective purposes or activities that are incidental to the Properties.

     (e) Debt Cancellation. None of the Borrowers shall, nor shall any Borrower permit any Borrower Affiliate to, cancel or otherwise forgive or release any material claim or debt owed to it in connection with the Properties, including any arising under any of the applicable Leases and Material Agreements in any one (1) year in excess of $50,000 per Property or $100,000 in the aggregate, except (i) with respect to such Leases and Material Agreements, in accordance with and subject to the terms of this Agreement or (ii) with Agent's consent (which consent shall not be unreasonably withheld, conditioned or delayed), with respect to other matters, for adequate consideration in the ordinary course of such Person's business and on commercially reasonable terms, subject to other restrictions contained herein or in any other Loan Document.

     (f) Affiliate Transactions. None of the Borrowers shall enter into, or be a party to, any transaction with any Borrower Affiliate relating to or which affects any Property, other than (i) on terms and conditions substantially as favorable to such Borrower as would be obtainable by such Borrower in a comparable arm's-length transaction with a Person other than an Affiliate or
(ii) after notice to and approval by Agent on behalf of the Lenders, which approval shall not be unreasonably withheld, conditioned or delayed.

     (g) Zoning and Uses. None of the Borrowers shall (i) initiate or support any limiting change in the permitted uses of its Property (or to the extent applicable, zoning reclassification of such Property) or any portion thereof, seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to such Property or use or permit the use of such Property in a manner that would result in such use becoming a nonconforming use under applicable land-use restrictions (and, if any, zoning ordinances) or that would violate the terms of any Lease, Legal Requirements or any Permitted Encumbrance, (ii) modify, amend or supplement any of the terms of any Permitted Encumbrance in a manner materially adverse to the interests of Agent or any Lender, (iii) impose or permit or suffer the imposition of any Encumbrances upon such Property in any manner that adversely affects in any material respect the value or utility of such Property,
(iv) institute, or permit the institution of (other than by a Governmental Authority without instigation by any Borrower), proceedings to alter any tax lot comprising such Property if such alteration would have a material adverse impact on such Property or (v) permit or suffer such Property to be used by the public or any Person in such manner as could reasonably be expected to make possible a claim of adverse usage or possession or of any implied dedication or easement.

     (h) Debt; Investments. None of the Borrowers shall (i) incur or assume any Indebtedness for borrowed money not existing as of the date hereof except for Permitted Indebtedness or (ii) make any advance, loan, extension of credit or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other securities of or assets constituting a business unit of, or make any other investment in, any Person.

     (i) Transfers. (i) Sale of the Properties. Except in compliance with
Section 2.5 and other than the Permitted Encumbrances, no Borrower Affiliate shall, nor shall any Borrower Affiliate permit any other Borrower Affiliate to, Transfer any Property or any portion thereof without the prior written consent of Agent.

          (ii) No Indirect Transfers. A Transfer of any Property within the meaning of this Section 6.1(i) shall be deemed to include, but is not limited to, (A) an installment sales agreement wherein any Borrower Affiliate agrees to sell a Property or any part thereof for a price to be paid in installments; (B) an agreement by any Borrower Affiliate, as landlord, leasing all or a substantial part of any Property or the Transfer of the right, title and interest in and to any Leases or any Rents; or (C) any Transfer which results in (I) the Parent Entities ceasing to own (directly or indirectly) collectively one hundred percent (100%) of the legal and beneficial interests in each Property Owner, (II) a Change of Control of any Borrower or any General Partner or (III) a REIT Change in Control.

          (iii) Agent's Rights. All of Agent's reasonable expenses incurred in connection with any Transfer shall be payable by the Borrowers whether or not Agent consents to the Transfer. Agent shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon any Transfer without Agent's consent in violation of the provisions of this Section 6.1(i). Except as otherwise provided in this Section 6.1(i), this provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Agent has consented to any previous Transfer.

     (j) Assignment of Permits. Except as required under the Leases or in connection with a Transfer permitted under Sections 2.5 or 6.1(i), no Borrower shall (i) Transfer any of its interest in any Permits pertaining to its respective Property, or (ii) Transfer or remove or permit any other Person to Transfer or remove any records pertaining to such Property.

     (k) Place of Business. None of the Borrowers shall change its chief executive office or its principal place of business without giving Agent at least thirty (30) days' prior written notice thereof and promptly providing Agent such information as Agent may reasonably request in connection therewith.

     (l) Property Management Agreements; Advisory Agreements. Subject to Section 10.1, none of the Borrowers shall, nor shall any Borrower permit any Borrower Affiliate to permit or suffer any significant delegation or contracting of the applicable Property Manager's or Advisor's duties, except to the extent such delegation or contracting is permissible under the terms of the applicable Property Management Agreement or the terms of the Advisory Agreement.

     (m) Operating Obligations. None of the Borrowers will, nor shall any Borrower permit any Borrower Affiliate to, enter into, assume or permit to exist, any obligations for the payment of rent for any property (real, personal or mixed, tangible or intangible) under leases, subleases or similar arrangements as lessee and other than operating leases entered into in ordinary course of business for assets incidental to the management and operations of the applicable Property.

     (n) Assets. None of the Borrowers shall, nor shall any Borrower permit any Borrower Affiliate to, purchase or own any property other than (i) the Properties and any property or fixtures necessary or incidental for the operation of the Properties and (ii) the Other Properties pursuant to Section 2.5.2.

     (o) Sale and Leaseback. None of the Borrowers shall, nor shall any Borrower permit any Borrower Affiliate to, enter into any arrangement pursuant to which it will lease back, as lessee, any property (real, personal or mixed, tangible or intangible) previously owned by any of them and sold or otherwise transferred or disposed of, directly or indirectly, to the owner-lessor of such property.

     (p) Limitation on Distributions. No Borrower shall make any Distribution at any time the Loan or any portion thereof is outstanding in the event that (i) an Event of Default shall have occurred and is continuing or (ii) after giving effect to such Distribution, the Debt Yield Maintenance Ratio would be less than the Minimum Debt Yield. No REIT shall make any extraordinary Distribution at any time the Loan or any portion thereof is outstanding which is not otherwise required pursuant to Legal Requirements.

     (q) Limitation on Negative Pledge Clauses. None of the Borrowers shall enter into, nor shall any Borrower permit any Borrower Affiliate to enter into with any Person any agreement (other than this Agreement and the other Loan Documents) which (i) prohibits or limits the ability of the applicable Borrower Affiliate to create, incur, assume or suffer to exist any Lien on any Property or the Collateral or (ii) restricts, limits or impairs the ability of any Subsidiaries of the Borrowers to make Cash dividends and other distributions to such Borrowers.

     (r) Limitation on Securities Issuances. Except as expressly permitted hereunder, none of the Borrowers or its Subsidiaries shall, nor shall any Borrower permit any Borrower Affiliate or its Subsidiaries to, issue any additional Capital Stock, securities (as defined in the Securities Act) or warrants, rights or options or other indicia of ownership, directly or indirectly, and regardless of form, except to their respective employees, officers and directors under commercially reasonable compensation agreements, other than (i) issuances by any REIT of Capital Stock in connection with any private placement or registered follow-on offering which issuances (in the aggregate) do not result in a REIT Change of Control and do not contain any provision or requirement for the mandatory redemption or buyback of such Capital Stock until the Debt is repaid in full, (ii) issuances by any Parent Entity of Partnership Units in consideration for the acquisition of Other Property by an Other Borrower or to a REIT in consideration of the contribution by such REIT of capital in connection with the issuance by such REIT of Capital Stock permitted hereunder, and (iii) issuances by any REIT of perpetual, redeemable and/or convertible preferred stock having rights, preferences and privileges which (A) do not permit such preferred stock to be repurchased or mandatorily redeemed until the Debt is repaid in full, (B) do not contain any requirement for the payment of Distributions until the Debt is repaid in full other than ordinary dividends which are consistent with market terms of other dividends pursuant to preferred stock of other publicly traded real estate investment trusts and (C) is otherwise reasonably acceptable to Agent.

     (s) Limitation on Subsidiary Formation. None of the Borrowers shall, nor shall permit any Borrower Affiliate to, form any direct or indirect Subsidiary not in existence on the date hereof except for (i) Other Borrowers formed by one or more Parent Entities in accordance with Section 2.5.2(d) or (ii) any entity incorporated or formed by any REIT (other than any Borrower or General Partner) and in which no Borrower or General Partner has any direct or indirect ownership interest (and including any further entities incorporated or formed by any such entity which are owned, directly or indirectly, by any REIT and in which no Borrower or General Partner has no direct or indirect ownership interest).

     (t) Organizational Documents. None of the Borrowers will cause or permit
(i) any amendment, modification, supplement, waiver or termination of any of its Organizational Documents, except for non material changes, it being agreed that, without limitation to other changes, any changes to the ownership structure or the purpose or business of a Borrower Affiliate shall be a material change and
(ii) any activity or conduct in violation of its Organizational Documents; provided that such prohibitions shall not be applicable to a Borrower upon a permitted Transfer by such Borrower of all of its interest in the Properties. None of the Borrower Affiliates (other than the Borrowers) will cause or permit
(A) any amendment, modification, supplement, restatement, waiver or termination of any provisions of its respective Organizational Documents, in a manner that would impair or limit its ability to satisfy its obligations hereunder and under the other Loan Documents and (B) any activity or conduct in violation of its Organizational Documents.

     (u) Minimum Debt Yield. For each calendar quarter during the term of the Loan, the Debt Yield Maintenance Ratio shall not be less than the Minimum Debt Yield;

provided that the Borrowers may, subject in all cases to Sections 2.2.2(c) and 2.4, prepay such portion of the Loan as may be required to comply with the foregoing covenant.

     (v) Fiscal Year. No Borrower shall (i) change its fiscal year to end on a day other than December 31 or (ii) change its methods or procedures of accounting from those in effect as of the Closing Date.

     (w) Borrower Affiliates. Except to the extent permitted by this Agreement, no Property Owner shall allow or permit its respective Parent Entity, General Partner, REIT or Intermediate Entity (and no Parent Entity shall permit its respective General Partner or REIT) (a) to own any assets (other than Cash and non-material personal property and (i) in the case of such Parent Entity, its interest as member or partner, as applicable, in each Property Owner or Other Borrower owned by it (or in each Intermediate Entity owned by it), (ii) in the case of such General Partner, its interest as general partner of such Parent Entity, (iii) in the case of such REIT, its interest as limited partner of such Parent Entity and its interest as member or stockholder, as applicable, of such General Partner) and (iv) in the case of such Intermediate Entity, its interest as a member or partner, as applicable, in each Property Owner or Other Borrower or engage in any line of business (other than, (i) in the case of such Parent Entity, owning membership or partnership interests, as applicable, in each Property Owner or Other Borrower owned by it (or in each Intermediate Entity owned by it), (ii) in the case of such General Partner, owning general partnership interests in such Parent Entity, (iii) in the case of such REIT, owning limited partnership interests in such Parent Entity and membership interests or stock, as applicable, in such General Partner and (iv) in the case of such Intermediate Entity, owning membership or partnership interests, as applicable, in each Property Owner or Other Borrower owned by it), (b) to directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness (other than the Loan and any Permitted Indebtedness of the Borrowers), (c) to directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of its assets or (d) to directly or indirectly Transfer (except as otherwise expressly permitted by the Loan Documents) (i) in the case of such Parent Entity, any of its membership interests or partnership interests, as applicable, in such Property Owner (or in each Intermediate Entity owned by it),
(ii) in the case of such General Partner, any of its general partnership interests in such Parent Entity, (iii) in the case of such REIT, any of its limited partnership interests in such Parent Entity or any of its membership interests or stock, as applicable, in such General Partner, or (iv) in the case of such Intermediate Entity, any of its membership or partnership interests, as applicable, in such Property Owner.

     (x) REIT Qualification. No Borrower shall suffer or permit any REITs to fail to continue to qualify as a real estate investment trust under the Code. No Borrower shall take any action and shall not permit any action to be taken whereby any REIT's status as a real estate investment trust under the Code is revoked or any REIT would be disqualified as a real estate investment trust under the Code.

     (y) Original Advisory Agreements. The Original Advisory Agreements were contributed to the applicable Parent Entity pursuant to the Purchase Agreement. If and to the extent that the Original Advisory Agreement remains in force and effect, (i) the Borrowers shall not Transfer any of the Original Advisory Agreements, in whole or in part, (ii) the Borrowers shall not modify, amend, supplement, restate or otherwise change any Advisory Agreement or term, covenant, provision or condition thereof, (iii) the Borrowers shall not enforce any term, covenant, provision or condition contained in any Original Advisory Agreement and (iv) the Borrowers shall not make any payment pursuant to or contemplated in or pay or incur any cost, fee, expense or other amount in connection with any Original Advisory Agreement.

     Section 6.2 Agent's Approval. In any instance in Section 6.1 hereof in which Agent agrees to be reasonable in its approval or disapproval of a transaction that would otherwise be prohibited thereunder, it is agreed that such approval may be conditioned on, among other things, Agent's satisfaction that the provisions of this Agreement and the other Loan Documents (including the Liens and security interests granted hereby and thereby) shall be applicable to any Transferee of the business or assets of a Borrower or a Borrower Affiliate.

                                   ARTICLE VII
                           MORTGAGE CONVERSION OPTION

     Section 7.1 Mortgage Conversion.

     (a) Provided no Event of Default shall have occurred and be continuing, the Borrowers shall have the right at any time (but only once during any twelve-month calendar period during the term of the Loan and exclusive of any Mortgage Conversion with respect to the Closing Mortgages) to additionally secure the Loan with first priority mortgage Liens on all or any of the Properties (a "Mortgage Conversion") securing not less than the full amount of the Loan (or, with respect to any Mortgage Conversion with respect a Conversion Property located in a state imposing mortgage tax, securing an amount of the Loan of not less than 125% of the Allocated Loan Amount with respect to such Conversion Property) upon delivery of written notice thereof to Agent (the "Conversion Notice") specifying the Properties which Borrowers elect to effect such Mortgage Conversion (each such Property subject to a Mortgage Conversion, a "Conversion Property"). Within thirty (30) days of Agent's receipt of the Conversion Notice, the Borrowers and Agent shall each use good faith efforts to negotiate mutually acceptable modifications and amendments to this Agreement and the other Loan Documents to effect such Mortgage Conversion, including a Mortgage, assignments of leases and rents, assignments of licenses and contracts, UCC fixture filings and such other documents and instruments as are customarily required by Agent in connection with mortgage loan facilities (collectively, the "Conversion Loan Documents"). The consummation of a Mortgage Conversion pursuant to this Section 7.1 is expressly conditioned upon (A) the execution and delivery by the Borrowers and Agent of Conversion Loan Documents reasonably acceptable to Agent; (B) the receipt by Agent of (I) Title Policies insuring the Liens of the Mortgages (Agent acknowledges that it has reviewed and approved the state of title as of the date hereof reflected in the Title Policies obtained by the Borrowers at the closing of the Loan with respect to the Properties set forth on Exhibit 1.1), (II) Surveys of the Properties certified to Agent and the Lenders, which Surveys shall be in both form and substance and prepared by licensed surveyors reasonably acceptable to Agent (Agent acknowledges that it has reviewed and approved the Surveys delivered to Agent at the closing of the Loan with respect to the state of facts shown thereon for the Properties set forth on Exhibit 1.1), (III) subordination, non-disturbance and attornment agreements from each of the Tenants under Major Leases designated by Agent (unless applicable Legal Requirements or local custom and practice otherwise dictate that Agent receive subordination, non-disturbance and attornment agreements from Tenants under all Leases, substantially all Leases or Leases in addition to the Major Leases), and estoppel certificates from each of the Tenants under Major Leases and from such other Tenants as reasonably designated by Agent, in each case, on Agent's form and otherwise reasonably acceptable to Agent, (IV) one or more legal opinions with respect to the due authorization, execution, delivery and enforceability of the Conversion Loan Documents, the perfection of the Lien of the mortgages and/or deeds of trust and such other matters as reasonably required by Agent, in each case, reasonably acceptable to Agent, and (V) an Officer's Certificate certifying (1) that, after giving effect to the Mortgage Conversion, each Borrower shall be Solvent, and (2) that all of the conditions to such Mortgage Conversion set forth in this Section 7.1 have been satisfied; and (3) the payment by the Borrowers of (y) an administrative fee equal to $10,000 and (z) all reasonable and customary costs and expenses incurred in connection with the Mortgage Conversion, including, without limitation, Breakage Costs, title insurance premiums and fees, mortgage, transfer, recording and/or filing taxes, fees and charges, and all other reasonable costs and expenses incurred by Agent and the Lenders in connection with such Mortgage Conversion including, without limitation, reasonable attorneys' fees and disbursements. Agent agrees that, upon request of the Borrowers, Agent shall execute and deliver to any Tenant under a Major Lease approved by Agent hereunder or any other Lease specifically approved by Agent hereunder which satisfies the Leasing Criteria (which Lease demises all or any portion of a Conversion Property), a subordination, non-disturbance and attornment agreement on Agent's form and otherwise in both form and substance reasonably acceptable to Agent in its sole and absolute discretion, to the extent that the Borrowers are obligated to obtain (or to use reasonable or best efforts to obtain) such agreement of Agent pursuant to the terms of the applicable Lease. For the avoidance of doubt, the New York Mortgage and the Closing Mortgages shall not constitute a Mortgage Conversion hereunder or entitle Borrower to the Conversion Rate with respect to the Allocated Loan Amount for the Properties encumbered thereby.

     (b) From and after the consummation of any Mortgage Conversion in accordance with this Section 7.1, (i) that portion of the Loan equal to the Proportionate Loan Amount shall bear interest at the Conversion Rate (such portion of the Loan, the "Conversion Rate Loan Tranche"), and (ii) the remaining portion of the Loan (if any) not otherwise bearing interest at the Conversion Rate shall continue to bear interest at the LIBO Rate or the Base Rate, as applicable. Notwithstanding the foregoing, if a Mortgage Conversion shall result in the conversion of all or any portion of a LIBO Rate Loan Tranche, and the consummation of the Mortgage Conversion occurs on any day other than the last day of an Interest Period, then, at the election of the Borrowers, (A) the portion of the Loan subject to the Mortgage Conversion shall continue to bear interest at the LIBO Rate for the duration of such Interest Period and (B) effective as of the first day of the immediately succeeding Interest Period, such portion of the Loan shall commence to bear interest at the Conversion Rate.

     (c) Notwithstanding anything contained herein to the contrary, upon the occurrence of any of the events set forth in Sections 9.1(a)(v) or (vi), all Recaptured Interest shall automatically and immediately be reinstated, due and payable (to the fullest extent permitted by applicable Legal Requirements), without any further action by the parties hereto, and the Borrowers shall pay to Agent, without demand, such Recaptured Interest as though such Recaptured Interest has been due but not made. For purposes hereof "Recaptured Interest" shall mean the positive result of (i) the aggregate amount of interest accrued during the term of the Loan in respect of any Conversion Rate Loan Tranche calculated at the Conversion Rate, minus (ii) the aggregate amount of interest that would have accrued during the term of the Loan in respect of any Conversion Rate Loan Tranche had the Applicable Interest Rate been the LIBO Rate.

     (d) The Borrowers hereby acknowledge that (i) each Mortgage Conversion hereunder shall be deemed to constitute a refinance of the Loan with respect to the portion thereof equal to the aggregate Allocated Loan Amounts of the Conversion Property (and such amount shall be deemed to be repaid and readvanced effective as of the consummation of such Mortgage Conversion) and (ii) Agent or any Lender may reflect the same on its books without accepting any such repayment or making any such readvance.

                                  ARTICLE VIII
                            CASUALTY AND CONDEMNATION

     Section 8.1 Insurance, Casualty and Condemnation.

     8.1.1 Insurance. (a) Required Coverage. The Borrowers, at their sole cost and expense, for the mutual benefit of itself and Agent, shall obtain and maintain or cause to be obtained and maintained the following policies of insurance with respect to the Properties:

          (i) Insurance against loss customarily included under standard "All Risk" policies including flood, earthquake, boiler and machinery, and such other insurable hazards as, under good insurance practices, from time to time are insured against for other property and buildings similar to the Properties in nature, use, location, height, and type of construction. Such insurance policy shall also insure costs of demolition and increased cost of construction. The amount of such insurance shall be not less than one hundred percent (100%) of the replacement cost value of the Improvements, exclusive of footings and foundations. Each such insurance policy shall contain an agreed amount and replacement cost endorsement and shall cover, without limitation, all tenant improvements and betterments that Borrower is required to insure in any Lease, on a replacement cost basis. Insurance required under this Section 8.1.1 may be provided by blanket insurance policies covering improvements in an amount subject to the consent of Agent, which consent shall not be unreasonably conditioned or delayed. Agent (for the benefit of Lenders) shall be named Loss Payee with respect to the coverage hereunder, provided that a Tenant may be named Loss Payee with respect to any coverage pertaining to improvements or betterments owned by such Tenant. Such insurance shall have deductibles no greater than $50,000 (except for the perils of Named Windstorm, Flood and Earthquake which shall not exceed 5% of the declared location value of the Property), the premiums therefor shall be paid annually in advance.

          (ii) Comprehensive boiler and machinery insurance (to the extent not already provided by the coverage set forth in subsection (i) above) covering all mechanical and electrical equipment against physical damage, and covering, without limitation, all tenant improvements and betterments that Agent is required to insure pursuant to all Leases on a replacement cost basis and in the minimum amount of $100,000.

          (iii) Rent loss and/or business interruption insurance shall be included as an endorsement to the coverage required in Section 8.1.1(a)(i) and (ii) above, in an amount not less than the amount of rent payable annually and be endorsed to provide a 365-day Extended Period of Indemnity. Agent (for the benefit of Lenders) shall be named as "Lender Loss Payee" as respects this coverage.

          (iv) The so-called comprehensive "All Risk" insurance and business interruption insurance policies required under subsections (i) and (iii) above shall be required to cover actions of terrorists and acts of terrorism. If the policies required above do not contain such coverage, then the Borrowers shall obtain a separate policy or policies providing such coverages with limits satisfactory to Agent. Agent hereby agrees that such a policy with limits of $25,000,000 is acceptable to Agent.

     (b) Additional Coverage. Each Borrower, at its sole cost and expense, for the mutual benefit of itself and Agent, shall also obtain and maintain or cause to be obtained and maintained the following policies of insurance:

          (i) Flood insurance, with respect to any Property that is located (in whole or in part) in an area identified by the Federal Emergency Management Agency as an area federally designated a "100 year flood plain," at least equal to the maximum amount available in the Federal flood insurance plan. Agent reserves the right to require flood insurance in excess of and in addition to that available in the Federal program, provided such right is reasonably exercised;

          (ii) Liability insurance, including without limitation, Commercial General Liability insurance; Owned, Hired and Non Owned Auto Liability; and Umbrella Liability coverage for Personal Injury, Bodily Injury, Death, Accident and Property Damage, providing in combination no less than $25,000,000 per occurrence and in the annual aggregate, per location; if aggregate limits are shared a $40,000,000 limit shall be provided. The policies described in this subsection shall cover, without limitation: elevators, escalators, independent contractors, Contractual Liability (covering, to the maximum extent permitted by law, Borrower's obligation to indemnify Agent as required under this Agreement, Products and Completed Operations Liability coverage;

          (iii) Workers Compensation and Disability insurance as required by law;

          (iv) During any period of repair or restoration of any Property, if customary under the circumstances, builder's "all risk" insurance in an amount equal to not less than the full insurable value of such repair or restoration against such risks or such other amount as to avoid a co-insurance penalty (including the coverage required in subsections
     (a)(i), (ii) and (iii) above to agreed limits) as Agent may request, in form and substance reasonably acceptable to Agent; and

          (v) Such other types and amounts of insurance with respect to each Property and the operation thereof that are commonly maintained in the case of other property and buildings similar to such Property in nature, use, location, height, and type of construction, as may from time to time be reasonably required by Agent.

     (c) Requirements of Policies. (i) All policies of insurance (the "Policies") required pursuant to this Section 8.1.1 shall be issued by an insurer or insurers with an A.M. Best rating of A:X or better or other equivalent rating from another agency acceptable to Agent. All insurers shall be licensed to do business in the state or states where the applicable Properties are located.

          (ii) The property, boiler and machinery insurance policies shall also name Agent as an Additional Insured and Lender Loss Payee under an endorsement which shall be satisfactory to Agent in both form and content.

          (iii) All Policies shall contain coverage for tenant improvements and betterments that Borrowers are required to insure. All property insurance policies also shall include a co-insurance waiver and agreed amount endorsement. Subject to the provisions of Section 8.1.1(a)(i), the amount of any deductible under any other Policy must be reasonably acceptable to Agent. Without Agent's prior written consent, Borrowers shall not name any person other than Agent, as loss payee under any Property insurance policies covering the Improvements and such tenant improvements and betterments that Borrowers are required to insure pursuant to all Leases nor shall Borrowers carry separate or additional insurance coverage covering the Improvements and such tenant improvements and betterments that Borrowers are required to insure pursuant to all Leases concurrent in form or contributing in the event of loss with that required by this Agreement or any of the other Loan Documents; provided that, if blanket policies are obtained, this sentence shall not apply to property covered by such blanket policies other than the Improvements and such tenant improvements and betterments that Borrowers are required to insure pursuant to this Loan.

          (iv) The Policies (A) shall name Agent for the benefit of the Lenders and its successors and/or assigns as their interest may appear as an additional insured and, subject to the provisions of Section 8.1.1(a)(i) and except with respect to general liability insurance, a Lender's Loss Payable Endorsement, or its equivalent, naming Agent as the person to which all payments made by such insurance company shall be paid; (B) shall include effective waivers by the insurer of all claims for insurance premiums against all loss payees, additional insureds and named insureds (other than the Borrowers) and all rights of subrogation (and the Borrowers hereby waive the same) against any loss payee, additional insured or named insured; (C) shall be assigned to Agent for the benefit of the Lenders if such assignments are commercially available at reasonable premiums; (D) shall contain such provisions as Agent deems reasonably necessary or desirable to protect its interest including endorsements providing that no Borrower Affiliate, Agent, the Lenders or any other party shall be a co-insurer under said Policies and that no modification, reduction, cancellation or termination in amount of, or material change (other than an increase) in, coverage of any of the Policies shall be effective until at least thirty (30) days after receipt by each named insured, additional insured mortgagee, certificate holder and loss payee of written notice thereof or ten (10) days after receipt of such notice with respect to nonpayment of premium; (E) shall permit Agent to pay the premiums and continue any insurance upon failure of any Borrower to pay or cause to be paid premiums when due, upon the insolvency of such Borrower or through foreclosure or other transfer of title to the applicable Property (it being understood that such

     Borrower's rights to coverage under such policies may not be assignable without the consent of the insurer); and (F) subject to the provisions of
     Section 8.1.1(a)(i), shall provide that any proceeds shall be payable to Agent for the benefit of the Lenders and that the insurance shall not be impaired or invalidated by virtue of (I) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the applicable Borrower, Agent, the Lenders or any other named insured, additional insured or loss payee, except for the willful misconduct of Agent, the Borrowers or a Lender knowingly in violation of the conditions of such policy, (II) the occupation, use, operation or maintenance of the applicable Property for purposes more hazardous than permitted by the terms of the Policy, (III) any foreclosure or other proceeding or notice of sale relating to such Property or the Collateral or (IV) any change in the possession of such Property without a change in the identity of the holder of actual title to such Property (provided that with respect to items (III) and (IV), any notice requirements of the applicable Policies are satisfied).

     (d) Insurance Premiums, Certificates of Insurance.

          (i) The Borrowers shall pay or cause to be paid the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish or cause to be furnished to Agent receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Agent (provided, however, that such evidence shall not be required if such Insurance Premiums are to be paid by Agent pursuant to the terms of this Agreement). Within thirty (30) days after request by Agent, the Borrowers shall obtain or cause to be obtained such increases in the amounts of coverage required hereunder as may be reasonably requested by Agent provided such insurance is commercially available at reasonable premiums, taking into consideration changes in liability laws, changes in prudent customs and practices, and the like. In the event any Borrower Affiliate satisfies the requirements under this Section 8.1.1 through the use of a Policy covering properties in addition to its Property, then (unless such policy is provided in substantially the same manner as it is as of the date hereof), such Borrower shall provide evidence reasonably satisfactory to Agent that the Insurance Premiums for such Property are separately allocated under such Policy to such Property or Properties and that payment of such allocated amount (A) shall maintain the effectiveness of such Policy as to such Property and (B) shall otherwise provide the same protection as would a separate policy that complies with the terms of this Agreement as to such Property, notwithstanding the failure of payment of any other portion of the insurance premiums.

          (ii) The Borrowers shall deliver or cause to be delivered to Agent on or prior to the Closing Date certificates setting forth in reasonable detail the material terms (including any applicable notice requirements) of all Policies from the respective insurance companies (or their authorized agents) that issued the Policies, including that such Policies may not be reduced, cancelled or terminated in amount of, or materially changed (other than increased) in coverage without thirty (30) days' prior notice to Agent, or ten (10) days' notice with respect to nonpayment of premium. The Borrowers shall deliver or cause to be delivered to Agent, concurrently with each change in any Policy, a certificate with respect to such changed Policy certified by the insurance company issuing that Policy, in substantially the same form and containing substantially the same information as the certificates required to be delivered by the Borrowers pursuant to the first sentence of this clause (d)(ii) and stating that all premiums then due thereon have been paid to the applicable insurers and that the same are in full force and effect (or if such certificate and report shall not be obtainable by such Borrower, such Borrower may deliver an Officer's Certificate to such effect in lieu thereof). Notwithstanding the delivery of any Policies to Agent or any Lender, neither Agent nor any Lender shall be deemed by reason of the receipt thereof to have any knowledge of the contents thereof.

          (iii) From time to time, Agent may request that the Borrowers deliver to Agent, within ten (10) Business Days of receipt of such request, a report from a consultant selected by Agent or from the insurer, setting forth the particulars as to all insurance obtained by such Borrower pursuant to this Section 8.1.1 and then in effect and stating that all Insurance Premiums then due thereon have been paid in full to the applicable insurers, that such insurance policies are in full force and effect and that, in the opinion of such insurance broker or insurer, such insurance otherwise complies with the requirements of this Section 8.1.1.

     (e) Renewal and Replacement of Policies.

          (i) Prior to the expiration, termination or cancellation of any Policy, the Borrowers shall renew or cause to be renewed such policy or obtain or cause to be obtained a replacement policy or policies (or a binding commitment for such replacement policy or policies), which shall be effective no later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver or cause to be delivered to Agent a certificate or other evidence of insurance satisfactory to Agent in respect of such policy or policies (A) containing the same information as the certificates required to be delivered pursuant to clause (d)(ii) above, or a copy of the binding commitment for such policy or policies and (B) confirming that such policy complies with all requirements hereof.

          (ii) If the certificates as required under subsection (e)(i) above are not furnished to Agent, Agent may procure after notice to the Borrowers, but shall not be obligated to procure, such replacement policy or policies and pay the Insurance Premiums therefor, and the applicable Borrower agrees to reimburse Agent for the cost of such Insurance Premiums promptly on demand, together with interest at the Default Rate from the date Agent paid such Insurance Premium to and including the date of reimbursement of Agent by the applicable Borrower.

          (iii) Concurrently with the delivery of each replacement policy or a binding commitment for the same pursuant to this clause (e), each Borrower shall deliver or cause to be delivered to Agent a report from a consultant selected by Agent or from the insurer, setting forth the particulars as to all insurance obtained by such Borrower or by such Borrower on behalf of another Borrower Affiliate pursuant to this Section 8.1.1 and then in effect and stating that all Insurance Premiums then due thereon have been paid in full to the applicable insurers, that such insurance policies are in full force and effect and that, in the opinion of such insurance broker or insurer, such insurance otherwise complies with the requirements of this Section 8.1.1.

     (f) Separate Insurance. No Borrower Affiliate will take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 8.1.1 unless such insurance complies with clause (c) above.

     8.1.2 Casualty. (a) Notice; Restoration. (i) The Borrowers shall give Agent prompt written notice of the occurrence of any casualty affecting any Property or any portion thereof. In the event of any casualty affecting such Property, the Borrowers shall promptly commence and diligently prosecute, or cause the prompt commencement and diligent prosecution of Restoration of such Property regardless of whether insurance proceeds are available or sufficient for such Restoration.

          (ii) Subject to clause (v) below, in the event of a Casualty where the loss does not exceed $250,000, the Borrowers may settle and adjust such claim; provided that such adjustment is carried out in a competent and timely manner. In such case, the Borrowers are hereby authorized to collect and receipt for Agent on behalf of the Lenders any Net Proceeds.

          (iii) Subject to clause (v) below, in the event of a Casualty where the loss is equal to or exceeds $250,000, the Borrowers may settle and adjust such claim only with the consent of Agent (which consent shall not be unreasonably withheld, conditioned or delayed) and Agent shall have the opportunity to participate, at the Borrowers' cost, in any such adjustments.

          (iv) The proceeds of any Policy (and under any other policies of insurance, covering any Property or any use or occupation thereof which a Borrower or any other Borrower Affiliate may elect to carry whether or not required by this Agreement or any Loan Document), shall be due and payable solely to Agent on behalf of the Lenders and held and applied in accordance with the terms hereof (or, if mistakenly paid to any Borrower Affiliate, shall be held in trust by such Person for the benefit of Agent and shall be paid over to Agent on behalf of the Lenders by such Person within one (1) Business Day of receipt).

          (v) Notwithstanding the terms of clauses (ii) and (iii) above, Agent on behalf of the Lenders shall have the sole authority to adjust any claim with respect to a Casualty and to collect all Net Proceeds if an Event of Default shall have occurred and is continuing.

     (b) Availability of Proceeds for Restoration. If, in the event of a casualty to a Property, (A) the Restoration of such Property can be reasonably completed no later than six (6) months prior to the Maturity Date (such determination to be made solely by Agent), and (B) all of the conditions and deliveries set forth in Section 8.1.4(a) are satisfied, the Net Proceeds shall then be disbursed by Agent to the affected Borrower for Restoration in accordance with the terms and manner set forth in Section 8.1.4; provided, however, if the amount of the Net Proceeds is less than $250,000, the Net Proceeds shall be automatically returned to the

Borrowers without application of Section 8.1.6. If the Net Proceeds are not required to be made available for Restoration pursuant to the foregoing sentence, all Net Proceeds shall be retained by Agent in accordance with the terms of Section 8.1.5.

     8.1.3 Condemnation. (a) Notice; Restoration. The affected Borrower shall give Agent prompt written notice of the actual or threatened (in writing) commencement of any Partial Condemnation or Total Condemnation affecting its Property and shall deliver to Agent copies of any and all material documents received or prepared by such Borrower in connection therewith. The affected Borrower shall, at its expense, diligently prosecute any such proceeding. Agent is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Net Proceeds in respect of a Condemnation and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section. Provided no Event of Default has occurred and is continuing, (i) in the event of a Condemnation where the loss does not exceed $250,000, Borrower may settle and compromise such Condemnation and to collect and receive any resulting Net Proceeds; provided that the same is effected in a competent and timely manner, and (ii) in the event of a Condemnation, where the loss is equal to or exceeds $250,000, Borrower may settle and compromise the Net Proceeds only with the consent of Agent (which consent shall not be unreasonably withheld, conditioned or delayed) and Agent shall have the opportunity to participate, at Borrower's cost, in any litigation and settlement discussions in respect thereof. Notwithstanding any Condemnation by any public or quasi-public authority (including any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Notes, this Agreement and the other Loan Documents, and the Debt shall not be reduced unless and until any Net Proceeds shall have been actually received and applied by Agent to expenses of collecting such Net Proceeds and to the reduction and/or the discharge of the Debt. Agent shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the Applicable Interest Rate provided for herein. If any Property or any portion thereof is the subject of a Partial Condemnation or Total Condemnation, then, subject to the foregoing provisions of this Section 8.1.3(a), all Condemnation Proceeds relating thereto shall be paid to Agent and, in the case of a Partial Condemnation, the affected Borrower shall promptly commence and diligently prosecute, or cause to be promptly commenced and diligently prosecuted, the Restoration of such Property and otherwise comply with the provisions of Section 8.1.4.

     (b) Partial Condemnation. Following the occurrence of a Partial Condemnation, Borrower, regardless of whether Condemnation Proceeds are available or sufficient, shall promptly commence and diligently prosecute, or cause to be promptly commenced and diligently prosecuted, Restoration of such Property. If, in the event of a Partial Condemnation of a Property, (i) the Restoration of such Property can be reasonably completed no later than six (6) months prior to the Maturity Date (such determination to be made solely by Agent in its reasonable discretion), and (ii) all of the conditions and deliveries set forth in Section 8.1.4(a) are satisfied, the Net Proceeds shall then be disbursed by Agent to the applicable Borrower for Restoration in accordance with the terms and manner set forth in Section 8.1.4. If the Net Proceeds are not required to be made available for Restoration pursuant to the foregoing sentence, all Net Proceeds shall be retained by Agent in accordance with the terms of Section 8.1.5.

     (c) Total Condemnation. In the event of a Total Condemnation, all Net Proceeds shall be retained by Agent in accordance with the terms of Section 8.1.5.

     8.1.4 Disbursement of Net Proceeds. (a) If Net Proceeds are required to be made available for Restoration pursuant to either Section 8.1.2 or 8.1.3, Agent shall make such Net Proceeds available to the applicable Borrower for the Restoration; provided that each of the following conditions are met:

          (i) no Event of Default shall have occurred and be continuing;

          (ii) with respect to any Core Property subject to such Condemnation or Partial Condemnation (as applicable), such Core Property can be restored to an economic unit not less valuable (taking into account the effect of the termination of any Leases or Material Agreements and the proceeds of any rental loss or business interruption insurance which Borrower receives or is entitled to receive, in each case, due to such Casualty or Condemnation) than such Property was prior to the Casualty or Condemnation;

          (iii) the Debt Yield Maintenance Ratio of all of the Properties after such restoration and stabilization as reasonably determined by Agent is expected to exceed the Minimum Debt Yield;

          (iv) with respect to any Core Property subject to such Condemnation or Partial Condemnation (as applicable), not more than twenty percent (20%) of Leases in such Core Property shall be terminated as a result of such Casualty or Partial Condemnation (as applicable) and no Borrower Affiliate shall have received notice of termination relating to any such level of termination (or otherwise has no knowledge that a party to any of the foregoing agreements intends upon terminating such agreement at such level);

          (v) such Borrower promptly commences, or causes the prompt commencement of, Restoration and diligently pursues, or causes the diligent pursuit of, the same to Agent's satisfactory completion;

          (vi) Restoration is done and diligently completed in compliance with all applicable Legal Requirements and the affected Property and the use thereof after Restoration will be in material compliance with and permitted under applicable Legal Requirements and the terms hereof;

          (vii) the quality and character of the affected Property after Restoration shall be at least equivalent to the quality and character of such Property immediately prior to such Casualty or Partial Condemnation;

          (viii) the estimated time to complete the Restoration, as estimated by Agent, does not extend beyond (A) the effective period of business interruption insurance available to Agent on account of such casualty or Partial Condemnation and (B) six (6) months prior to the Maturity Date; and

          (ix) such Borrower delivers to Agent evidence that the Net Proceeds, together with any Net Proceeds Deficiency, are sufficient to cover all costs of the Restoration as determined by Agent.

     In the event any of the foregoing conditions are not satisfied at any time, the disbursement of Net Proceeds shall be made in accordance with Section 8.1.5.

     (b) The Net Proceeds shall be held by Agent in an interest-bearing Eligible Account at an Eligible Institution, and until disbursed in accordance with the provisions of this Section 8.1.4, shall constitute additional security for repayment of the Loan. Subject to the terms and conditions of this Article VIII, the Net Proceeds shall be disbursed by Agent to the Borrowers from time to time during the course of Restoration, upon receipt of evidence (including lien waivers) reasonably satisfactory to Agent, providing that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (ii) there exist no notices of pendency, stop orders, mechanic's or materialmen's liens or notices of intention to file same, or any other Liens or Encumbrances of any nature whatsoever affecting the affected Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Agent and discharged of record or are being contested as permitted under Section 5.1(b)(ii).

     (c) All plans and specifications required in connection with any Restoration shall be reviewed and approved by Agent, which approval shall not be unreasonably withheld, conditioned or delayed, and provided that no such approval shall be required if such plans and specifications are the same as, or otherwise substantially in accordance with, the existing plans and specifications of the affected Property and the Property will, after a Restoration in accordance with such plans and specifications, comply in all respects with applicable Legal Requirements. After the occurrence of and during the continuance of an Event of Default, Agent shall have the use of the plans and specifications and all Permits required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in such Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and approval by Agent, which approval shall not be unreasonably withheld, conditioned or delayed. All reasonable costs and expenses incurred by Agent in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable attorneys' fees and disbursements, shall be paid by the Borrowers.

     (d) In no event shall Agent be obligated to make disbursements of Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Borrowers' architect (which architect shall be reasonably acceptable to Agent in its sole and absolute discretion), minus the Retainage. The final advance of Retainage shall not be made until (i) the Borrowers' architect certifies to Agent that (A) the Restoration has been completed in accordance with the provisions of this Section 8.1.4, and (B) all Governmental Approvals necessary for the re-occupancy and use of the applicable Property have been obtained from all appropriate Governmental Authorities, and (ii) Agent receives evidence reasonably satisfactory to Agent that the costs of the Restoration have been paid in full or will be paid in full out of the Retainage. If required by Agent, the release of the final portion of the Retainage shall be approved by the surety company which has issued a Payment and Performance Bond with respect to the contractor, subcontractor or materialman.

     (e) Agent shall not be obligated to make disbursements of the Net Proceeds more frequently than once in any calendar month.

     (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not be sufficient to pay the balance of the total costs which are reasonably estimated by the Borrowers' architect or Agent to be incurred in connection with the completion of the Restoration, the Borrowers shall promptly deposit with Agent Cash and Cash Equivalents in an amount equal to the deficiency (the "Net Proceeds Deficiency") before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Agent shall be held by Agent and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this
Section 8.1.4 shall constitute additional security for the Debt.

     8.1.5 Retention of Net Proceeds by Agent. All Net Proceeds (together with any earnings thereon) and Net Proceeds Deficiency not required to be made available for the Restoration, may be retained and applied by Agent after such funds are received toward the payment of the outstanding principal of the Loan and all other amounts provided for under this Agreement or any of the other Loan Documents, whether or not then due and payable or, at the discretion of Agent, the same may be paid, either in whole or in part, to the applicable Borrower.

     8.1.6 Assignment of Proceeds. All Insurance Proceeds and Condemnation Proceeds relating to any Property are hereby irrevocably assigned to and shall be paid to Agent, subject to the provisions of Section 8.1.2 and 8.1.3. Agent may participate in any action, suit or proceeding relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and, subject to Sections 8.1.2 and 8.1.3, Agent is hereby authorized, in its own name or in the affected Borrower's name, to adjust any loss covered by insurance, or any Partial Condemnation or Total Condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and such Borrower shall from time to time deliver to Agent any instrument reasonably required to permit such participation or further evidence such.

     8.1.7 Sale of Property Prior to Receipt of Proceeds. If all or any portion of any Property is sold, through foreclosure or otherwise, prior to the receipt by Agent of the Insurance Proceeds or Condemnation Proceeds (as applicable), in respect thereof, Agent shall have the right, whether or not a deficiency judgment shall have been sought, recovered or denied, to receive such Insurance Proceeds or Condemnation Proceeds (as applicable), or a portion thereof sufficient to pay the outstanding principal of the Loan, plus all other amounts owed by the applicable Borrower under the Loan Documents.

     8.1.8 Special Provisions Relating to Properties. In the event that any Property shall become subject to a Casualty or Condemnation, until such time as such Property is Restored in accordance with this Article VIII, (i) such Property shall be deemed to be a Disposed Property for purposes of determining the Total Available Commitments and (ii) the projected Net Operating Income from such Property shall not be included in the calculation of the Debt Yield Maintenance Ratio. Upon the completion of any such Restoration in accordance with this Article VIII, the Borrowers shall deliver to Agent an updated Appraisal with respect to such Restored Property, and Agent shall update
Schedule 1.1(a) to reflect the Allocated Loan Amount and Release Amount of such Property as Restored, as determined by Agent in its sole discretion, as well as the Allocated Loan Amount and Release Amount of all of the other Properties in the sole and absolute discretion of Agent.

                                   ARTICLE IX
                                    DEFAULTS

     Section 9.1 Event of Default.

     (a) Each of the following events shall constitute an event of default hereunder (each, an "Event of Default"):

          (i) Payment. If Borrowers shall fail to pay the principal of the Loan when due, whether at the Maturity Date, by acceleration or as part of any payment or otherwise, as provided in the Loan Documents; or if Borrowers shall fail to pay any interest payable under the Loan within five (5) days of the date when due, whether at the Maturity Date, by acceleration or as part of any payment or Prepayment or otherwise, as provided in the Loan Documents; or if Borrower shall fail to pay any fees or other amounts payable under the Loan when due, whether at the Maturity Date, by acceleration or as part of any payment or Prepayment or otherwise, as provided in the Loan Documents and such failure to pay shall not be cured within five (5) days following receipt by the Borrowers of notice from Agent of such failure to pay; or

          (ii) Taxes and Other Charges. If any of the Taxes or Other Charges are not paid prior to the date on which the same became delinquent, subject to Borrower's right to contest Taxes in accordance with Section 5.1(b)(ii); or

          (iii) Insurance Policies. If the Policies are not kept in full force and effect; or if the Policies are not delivered to Agent upon request, and in the latter case, such Default is not cured within five (5) days after written notice thereof from Agent; or

          (iv) Representations. If any representation or warranty made by any Borrower herein or in any other Loan Document shall be false in any material respect as of the date the representation or warranty was or shall be made or repeated or deemed repeated (except to the extent that any such representation or warranty (A) expressly relates only to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, or (B) may no longer be true due to a change in circumstances which neither constitutes nor evidences a Default, an Event of Default or a Material Adverse Change); or

          (v) Inability to Pay Debts. If any Borrower shall make an assignment for the benefit of creditors, or if any Borrower shall generally not be paying its debts as they become due or has admitted in writing its inability to pay its debts; or

          (vi) Bankruptcy. If a receiver, liquidator or trustee shall be appointed for any Borrower, or if any Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to or acquiesced in by any Borrower Affiliate, or if any proceeding for the dissolution or liquidation of any Borrower shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by all of the Borrower Affiliates, upon the same not being discharged, stayed or dismissed within sixty (60) days; or

          (vii) Prohibited Assignment. If any Borrower assigns or delegates or encumbers its rights under this Agreement or under any other Loan Document or any interest herein or therein in violation of the terms of this Agreement; or

          (viii) Breach of Covenant. If any Borrower (A) breaches any of its negative covenants contained in Article VI; or (B) breaches any of its affirmative covenants set forth in Article V; or

          (ix) REIT. If any REIT ceases to qualify as a real estate investment trust under the Code, or any REIT Change in Control shall have occurred.

          (x) Cross-Default. If an Event of Default, event of default or default as defined or described herein or in any of the other Loan Documents occurs beyond the expiration of any grace, notice or cure period specified herein or therein, or if any other event shall occur or condition shall exist, if the effect of such event or condition (and the expiration of any applicable notice and cure periods, if any) is to accelerate the maturity of any portion of the Debt or to permit Agent to accelerate the maturity of all or any portion of the Debt in accordance with the terms of any such Loan Document; or

          (xi) Other Defaults. If any Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document not specified in another subsection of this Section 9.1(a) for ten (10) days after notice thereof from Agent, in the case of any Default that can be cured by the payment of a sum of money, or for thirty (30) days after notice from Agent in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that such Borrower shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for such Borrower in the exercise of due diligence to cure such Default, but the aggregate cure period under this subsection (xi) shall not exceed one hundred (120) days; or

          (xii) ERISA. (A) Notice of intent to terminate or to amend a Pension Plan shall have been filed with any affected party (as defined in Section 4001 of ERISA) if, after giving effect thereto, the Plan is a plan described in Section 4041(c) of ERISA, or notice of an application by the PBGC to institute proceedings to terminate a Pension Plan pursuant to
     Section 4042 of ERISA shall have been received by any Borrower; (B) any

     Borrower or any member of its ERISA Group incurs liability under Sections 4062(e), 4063 or 4064 of ERISA in respect of a Pension Plan; (C) an amendment is adopted to a Pension Plan which would require security to be given to such Pension Plan pursuant to Section 401(a)(29) of the Code or
     Section 307 of ERISA; or (D) any Borrower or any member of its respective ERISA Group fails to make a payment to a Pension Plan that would give rise to a Lien in favor of such Plan under Section 302(f) of ERISA, which in any case described in any of clauses (A) through (D), alone or in the aggregate, could or may have a Material Adverse Effect; or

          (xiii) Invalidity. If any Loan Document shall fail to be in full force and effect or to give Agent or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or if any Borrower shall assert that any Loan Document is not in full force and effect or fails to give Agent or the Lenders the Liens, rights, powers and privileges purported to be created thereby; or

          (xiv) Judgments. One or more final judgments or decrees shall be entered against any Borrower involving a liability for which the creditor has recourse against such Borrower or any Property or Collateral in excess of (i) $250,000 for each such judgment or decree, or (ii) $1,000,000 in the aggregate for all such judgments and decrees collectively, and, in each case, any such judgments or decrees shall not have been vacated, discharged, paid (or fully covered by insurance provided by a carrier who has acknowledged such coverage) or stayed or bonded pending appeal within thirty (30) days after entry thereof; or

          (xv) Attachment. Any Property shall be taken, attached or sequestered on execution or other process of law in any action against any applicable Borrower.

     (b) Upon the occurrence and during the continuation of an Event of Default and at any time thereafter, Agent shall be entitled to exercise all remedies and actions available at law, in equity or otherwise, and Agent may take any such action, without notice or demand, that Agent deems advisable to protect and enforce its rights against each and every (or less than all) Borrower and in and to all or any portion of the Collateral, including declaring the Debt to be immediately due and payable (provided, however, that with respect to an Event of Default described in clause (v) or (vi) above, the Debt and all other obligations of the Borrowers hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and each Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding), and Agent may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against any of the Borrowers and all or any portion of the Collateral, including all rights or remedies available at law, in equity or otherwise.

     (c) Upon the occurrence and during the continuation of an Event of Default, the Lenders may refuse, and shall not be obligated, to make any Advances and/or may suspend or terminate their respective Commitments.

     (d) Upon the occurrence and during the continuation of an Event of Default, Agent may, but without any obligation to do so and without notice to or demand on any

Borrower and without releasing any Borrower from any obligation hereunder, take any action to cure such Event of Default. The costs and expenses incurred by Agent in exercising rights under this paragraph (including reasonable attorneys' fees to the extent permitted by law), with interest at the Default Rate for the period after notice from Agent that such costs or expenses were incurred to the date of payment to Agent, shall constitute a portion of the Debt, shall be secured by the Pledge Agreement and the other Loan Documents and shall be due and payable to Agent upon demand therefor.

     (e) Upon the occurrence and during the continuation of an Event of Default and at any time thereafter, in addition to other rights and remedies provided for herein or otherwise available to it, Agent may exercise all the rights and remedies of a secured party upon default under Article 9 of the UCC.

     Section 9.2 Remedies Cumulative. Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Agent against any Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, any of the Borrowers or at law (including, without limitation, an action for collection), in equity or otherwise, may be exercised by Agent at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Agent shall have commenced any proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any portion of the Collateral. Any such actions taken by Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Agent may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent permitted by law, equity, contract or otherwise or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, each Borrower agrees that if an Event of Default is continuing (a) Agent is not subject to any "one action" or "election of remedies" law or rule, and (b) all Liens provided to Agent shall remain in full force and effect until Agent has exhausted all of its remedies, including against the Collateral in satisfaction of the Debt or the Debt has been paid in full. All remedies hereunder shall be exercised by Agent upon the direction of the Required Lenders. In exercising all remedies hereunder, Agent shall at all times act (or refrain from acting) hereunder upon the direction of the Required Lenders.

                                    ARTICLE X
                               PROPERTY MANAGEMENT

     Section 10.1 Termination of Property Manager. Each Borrower represents, warrants and covenants that each Property Management Agreement hereafter entered into with respect to any of the Properties shall (a) be in form and substance reasonably satisfactory to Agent, (b) be collaterally assigned to Agent on behalf of Lenders, (c) be the subject of a consent, reasonably acceptable to Agent, and executed and delivered to Agent by the applicable Property Manager and (d) be with a Property Manager approved by Agent in accordance with this Agreement, which approval shall not be unreasonably withheld, conditioned or delayed so long as such Property Manager satisfies the Property Management Criteria. Unless otherwise waived by Agent, such consent shall provide that upon the occurrence and during the continuance of an Event of Default, each Borrower shall, or shall cause the applicable Borrower Affiliate to, within five (5) Business Days after Agent's written request, issue a notice of termination to terminate the Property Management Agreement and to replace the Property Manager with a Property Manager approved by Agent, on commercially reasonable terms and conditions approved by Agent. If any Borrower fails to issue, or to cause the applicable Borrower Affiliate to issue the notice of termination to the Property Manager in the manner required above within such five (5) Business Day period, then Agent shall have the right, and each Borrower hereby irrevocably authorizes Agent, as its attorney-in-fact, which power is hereby coupled with an interest, at its sole option, to terminate on behalf and in the name of such Borrower, the Property Manager in accordance with the foregoing provisions of this Section 10.1, provided that Agent shall not have any liability if Agent shall not exercise such authority. Agent hereby consents to the Initial Property Management Agreements and the Initial Property Manager. Agent acknowledges that a default by a Property Manager under the applicable Property Management Agreement shall not precipitate a Default or an Event of Default hereunder, unless such Default or Event of Default otherwise constitutes or results in the occurrence of a Default or an Event of Default hereunder.

                                   ARTICLE XI
                             LIMITATIONS ON RECOURSE

     Section 11.1 Exculpation. The obligations of each Borrower pursuant to the Loan Documents shall constitute general obligations of such Borrower. The foregoing notwithstanding and subject to the qualifications below, Agent and the Lenders shall not be entitled to, and shall not enforce, the liability and obligation of Borrower to perform and observe the obligations contained in this Agreement, the Notes or in any of the other Loan Documents by any action or proceeding wherein a money judgment or personal liability shall be sought against any General Partner, any other general partner, from time to time, of any Borrower (other than a Borrower) or any "related person" (as defined in Treasury Regulation Section 1.752-4(b) of the Code) to any General Partner or any other general partner (which "related person" shall in no event ever be construed to include a Borrower, or any Borrower which is a general partner or member of a Borrower), any REIT or any officers, shareholders, partners, members or beneficial owners (other than any Borrower), directors, agents, employees or servants of any Borrower, General Partner or REIT or any other Person (other than a Borrower) (the "Exculpated Parties"), except that Agent and/or Lenders may bring an enforcement action, a suit on the Note (provided, that neither Agent nor any Lender shall be entitled to a money judgment against any Exculpated Party pursuant to such suit), or an action for specific performance against any Exculpated Party to enable Agent and/or Lenders to enforce and realize upon its interests under this Agreement, the Notes, the Pledge Agreement or the other Loan Documents or in the Collateral, or any other collateral given to the Lenders pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against the Exculpated Parties only to the extent of Borrower's interest in the Collateral and in any other collateral given or granted to Agent and/or Lenders, and Agent and/or Lenders agree that it shall not sue for, seek or demand any deficiency judgment against any of the Exculpated Parties in any such action or proceeding under, or by reason of, or in connection with this Agreement, the Pledge Agreement, the Notes or the other Loan Documents. The provisions of this paragraph shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Pledge Agreement, the Notes or any of the other Loan Documents; (b) impair the right of Agent and/or

Lenders to name any Borrower as a party defendant in any action or suit to enforce the Pledge Agreement; (c) affect the validity of any guaranty or indemnity made in connection with the Loan or any of the rights and remedies of Agent and/or Lenders thereunder, including, without limitation, the Environmental Indemnity; (d) impair the right of Agent and/or Lenders to obtain the appointment of a receiver; or (e) impair the right of Agent and/or Lenders to obtain a deficiency judgment or other judgment on the Note against Borrower if necessary to obtain any Net Proceeds to which Agent and/or Lenders would otherwise be entitled under this Agreement.

                                   ARTICLE XII
                                  MISCELLANEOUS

     Section 12.1 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery to the Lenders of the Notes, and shall continue in full force and effect so long as all or any of the Debt of any of the Borrowers is outstanding and unpaid. Whenever in this Agreement any Person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such Person (provided that the foregoing shall not be deemed to permit any Transfer of any ownership interest that is otherwise prohibited hereunder). All covenants, promises and agreements in this Agreement contained, by or on behalf of any of the Borrowers, shall inure to the benefit of the respective legal representatives, successors and assigns of each Lender and Agent.

     Section 12.2 Governing Law; Consent to Jurisdiction.

     (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY THE LENDERS AND THE AGENT AND ACCEPTED BY THE BORROWERS IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL MATERIAL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK OBLIGATIONS LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE APPLICABLE STATES, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH APPLICABLE STATES, THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST

EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY LENDER, THE AGENT, ANY BORROWER OR ANY OTHER BORROWER AFFILIATE ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF ANY LENDER, AGENT AND THE BORROWERS WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF ANY LENDER, AGENT, THE BORROWERS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO SUCH BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (I) SHALL GIVE PROMPT NOTICE TO THE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     Section 12.3 Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of any Notes, or of any other Loan Document, nor any consent to any departure by any Borrower or any guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on any Borrower or any guarantor, shall entitle such Borrower or such guarantor (as applicable) to any other or future notice or demand in the same, similar or other circumstances.

     Section 12.4 Delay Not a Waiver. Neither any failure nor any delay on the part of Agent or any Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any Notes or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, any Note or any other Loan Document, Agent shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Notes or the other Loan Documents, or to declare a Default for failure to effect prompt payment of any such other amount. A waiver of one Default or Event of Default with respect to any Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default with respect to such Borrower or any other Borrower or to impair any remedy, right or power consequent thereon.

     Section 12.5 Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, (b) expedited overnight prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, (c) personal delivery or (d) facsimile transmission provided confirmation of receipt is obtained, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided in this Section):

     If to the initial Lender named herein or Agent:

         Bayerische Hypo- Und Vereinsbank AG
         150 East 42nd Street
         New York, New York  10017-4679
         Attention:      Robert Dowling
         Facsimile No.:  (212) 672-5527

     with a copy to:

         Bayerische Hypo- Und Vereinsbank AG
         150 East 42nd Street
         New York, New York  10017-4679
         Attention:     General Counsel
         Facsimile No.: (212) 672-5527

     and to:

         Cadwalader, Wickersham & Taft
         100 Maiden Lane
         New York, New York  10038

         Attention:     Steven M. Herman, Esq.
         Facsimile No.: (212) 504-6666

     If to any Borrower and any other Borrower Affiliate:

         c/o First Winthrop
         7 Bulfinch Place
         Suite 500
         P.O. Box 9507
         Boston, MA  02114
         Attention:     Dallas Lucas
         Facsimile No.: (212) 319-4557

     with a copy to:

         Robinson Silverman Pearce Aronsohn & Berman LLP
         1290 Avenue of the Americas
         New York, New York 10104
         Attention:     Barry C. Ross, Esq.
         Facsimile No.: (212) 541-4630

     and a copy to:

         Shearman & Sterling
         599 Lexington Avenue
         New York, New York 10022
         Attention:     Peter Lyons, Esq.
         Facsimile No.: (212) 848-7616

     A notice shall be deemed to have been given, (i) in the case of hand delivery, at the time of delivery on a Business Day (or if delivered on a day other than a Business Day, then the next succeeding Business Day); (ii) in the case of registered or certified mail, three (3) Business Days from transmittal;
(iii) in the case of expedited overnight prepaid delivery, one (1) Business Day subsequent to transmittal; or (iv) in the case of facsimile transmission, upon confirmation that receipt of such transmission was received, provided receipt of such transmission is confirmed prior to 5:00 P.M. New York time on the Business Day on which such confirmation is received, otherwise on the next Business Day. Each Borrower hereby designates each of the Parent Entities as the parties to give and receive notices on behalf of the Borrower Affiliates hereunder, and any notice received by Agent or any Lender by a Borrower Affiliate other than a Parent Entity shall not constitute effective notice to, or be binding upon Agent or such Lender hereunder. Notwithstanding the foregoing, any notice by Agent or any Lender to one or more of the Borrower Affiliates shall be deemed to constitute effective notice to all of the Borrower Affiliates.

     Section 12.6 Trial by Jury. EACH OF THE LENDERS, THE AGENT AND THE BORROWERS HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY

FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF THE LENDERS, THE AGENT AND THE BORROWERS AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE AGENT AND THE BORROWERS ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     Section 12.7 Headings. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 12.8 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 12.9 Preferences. Agent and each Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by any Borrower Affiliate to any portion of the obligations of the Borrowers hereunder. To the extent the Borrowers or any other Borrower Affiliate makes a payment or payments to any Lender or Agent, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such Lender or Agent.

     Section 12.10 Waiver of Notice. None of the Borrowers shall be entitled to any notices of any nature whatsoever from any Lender or Agent except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Agent to the Borrowers and except with respect to matters for which any Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. The Borrowers hereby expressly waive the right to receive any notice from any Lender or Agent with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by any Lender or Agent to the Borrowers.

     Section 12.11 Remedies of the Borrowers. In the event that a claim or adjudication is made that Agent, any Lender or any of their respective agents, have acted unreasonably or unreasonably delayed (or refrained from), acting in any case where by law or under this Agreement or the other Loan Documents, Agent, such Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, each Borrower agrees that neither Agent, such Lender nor its agents, shall be liable for any monetary damages, and the sole remedies of each Borrower shall be limited to commencing an action seeking injunctive relief or declaratory judgment, except in any instance in which it has been finally determined that the action of such Lender or Agent (as applicable) has constituted bad faith, gross negligence, fraud, willful misconduct or an illegal act.

     Section 12.12 Expenses; Indemnity. (a) The Borrowers covenant and agree to reimburse Agent and each Lender upon receipt of written notice from Agent or any Lender for all (i) Lender Expenses; (ii) costs and expenses reasonably incurred by Agent or a Lender (including, without limitation, reasonable fees and disbursements of counsel, experts, consultants and witnesses) in connection with
(A) each Borrower's performance of and compliance with each Borrower's agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date;
(B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by any Borrower Affiliate or by Agent; (C) filing and recording fees and expenses, title insurance and reasonable fees and disbursements of counsel for providing to Agent all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Agent on behalf of Lenders pursuant to this Agreement and the other Loan Documents; (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting any Borrower Affiliate, this Agreement, the other Loan Documents or any other security given for the Loan or the Properties; (E) enforcing any obligations of or collecting any payments due from any Borrower Affiliate under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; (F) enforcing or foreclosing in whole or in part the Pledge Agreement or the Liens of the other Loan Documents and (G) any and all present and future stamp taxes, mortgage taxes and transfer taxes in connection with any of the foregoing. In connection with the syndication of the Loan, the Borrowers shall pay (i) any and all reasonable costs and fees incurred by Agent in connection therewith, including, without limitation, reasonable attorneys' fees and costs and (ii) any and all reasonable fees and costs incurred by the other Lenders in connection therewith, including, without limitation, such Lenders' reasonable attorneys' fees and costs.

     (b) The Borrowers shall indemnify and hold harmless Agent and the Lenders from and against any Losses that may be imposed on, incurred by, or asserted against such Lender in any manner relating to or arising out of any breach by any Borrower of its obligations under, or any misrepresentation by any Borrower contained in this Agreement or the other Loan Documents.

     (c) The provisions of this Section 12.12 shall survive the repayment of the Loan.

     Section 12.13 Exhibits and Schedules Incorporated. The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 12.14 No Joint Venture or Partnership. Each Borrower, on the one hand, and Lenders and Agent, on the other hand, intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between any Borrower, on the one hand, and Lenders and Agent, on the other hand, nor to grant Lenders or Agent any interest in the Properties other than that of beneficiary, secured party, mortgagee or lender.

     Section 12.15 Publicity. Subject to their respective obligations under Legal Requirements, all news releases, publicity or advertising by the Borrowers or their Affiliates through any media intended to reach the general public which refers to the Loan Documents, to the financing evidenced by the Loan Documents, to any Lender or to Agent, shall be subject to the prior written approval of Agent, which approval shall not be unreasonably withheld, conditioned or delayed.

     Section 12.16 Waiver of Marshaling of Assets. To the fullest extent a Borrower may legally do so, each Borrower waives all rights to a marshaling of the assets of such Borrower, its partners, if any, and others with interests in said Borrower and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of any Lender or Agent on behalf of Lenders under the Loan Documents to a sale of any one or more of the Properties for the collection of the related Debt without any prior or different resort for collection, or the right of any Lender or Agent on behalf of Lenders or any deed of trust trustee to the payment of the related Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever.

     Section 12.17 Waiver of Counterclaim. Each Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by any Lender or Agent on behalf of the Lenders or its agents. Nothing contained in the foregoing sentence shall be deemed a waiver of the right of any Borrower to assert any claim which would otherwise constitute a counterclaim of any nature whatsoever against any Lender or Agent in any separate action or proceeding brought against any Lender or Agent.

     Section 12.18 Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 12.19 Brokers and Financial Advisors. Each Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Each Borrower hereby indemnifies each Lender and Agent and holds each Lender and Agent harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of such Borrower in connection with the transactions contemplated herein. The provisions of this Section 12.19 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

     Section 12.20 No Third Party Beneficiaries. This Agreement and the other Loan Documents are solely for the benefit of each Lender and Agent and each Borrower, and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than each Lender and Agent and the Borrowers any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of each Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of each Lender and Agent, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that any Lender and Agent will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by any Lender or Agent if, in such Lender's or Agent's sole discretion, such Lender or Agent deems it advisable or desirable to do so.

     Section 12.21 Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior or contemporaneous agreements among or between such parties, whether oral or written, between the Borrowers (or any Borrower Affiliate) and any Lender or Agent are superseded by the terms of this Agreement and the other Loan Documents.

     Section 12.22 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, Agent is authorized at any time and from time to time (with notice to the Borrowers promptly thereafter), subject to and with the prior approval of the Required Lenders, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by a Lender (including branches, agencies or Affiliates of a Lender wherever located) to or for the credit or the account of any Borrower (to the extent such credit or account is for the benefit of any Borrower), against the obligations and liabilities of the Borrowers to the Lenders hereunder, under the Notes, the other Loan Documents or otherwise, irrespective of whether a Lender or Agent shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured in which case it shall promptly notify the Borrowers and (in the case of a Lender) Agent, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NO LENDER MAY EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR OTHER RIGHT OR REMEDY WITH RESPECT TO ANY BORROWER, ANY GUARANTOR OR ANY PROPERTY WITHOUT AGENT'S CONSENT, WHICH CONSENT SHALL BE IN AGENT'S SOLE AND ABSOLUTE DISCRETION.

     Section 12.23 Loan Assignability.

     (a) The Loan, and all or any of a Lender's rights, remedies and privileges hereunder and the other Loan Documents, shall be assignable pursuant to an Assignment by a Lender at any time and from time to time to an Eligible Assignee without any Borrower Affiliate's consent or approval; provided, however, that any such assignee need not be an Eligible Assignee, from and after the occurrence and during the continuance of an Event of Default or the occurrence of any Material Adverse Change. The Loan and all of a Lender's rights, privileges and remedies under the Credit Agreement and the other Loan Documents, may be participated pursuant to a Participation to any Person, upon notice to the Borrowers, without any Borrower Affiliate's consent or approval. No Borrower may sell, assign or transfer any interest in the Loan Documents or any portion thereof (including, without limitation, the Borrowers' rights, title, interests, remedies, powers and duties hereunder and thereunder). Subject to Section 12.26, in connection with any proposed or actual Assignment or Participation by a Lender, such Lender may provide to such prospective participant, assignee, transferee or other Person having any relationship to or role in the proposed or actual transaction (including, without limitation, any Rating Agency, counsel, analysts, accountants and advisors) any or all information about the Loan, all Borrower Affiliates and the Properties, including, without limitation, financial and credit information of any nature, that Agent or such Lender may have in its possession, whether or not originally delivered to Agent or such Lender.

     (b) (i) Subject to obtaining the prior consent of Agent, which may not be unreasonably withheld, each Lender, upon notice to the Borrowers, may assign all or a portion of its rights and obligations hereunder to any Eligible Assignee (provided, however, that subject to Agent's prior consent, from and after the occurrence and during the continuance of an Event of Default or the occurrence of any Material Adverse Change, any such assignee need not be an Eligible Assignee) who will assume such rights and obligations pursuant to an assignment and acceptance agreement acceptable to Agent (an "Assignment and Acceptance") executed by the assignor and assignee and delivered to Agent for its acceptance and recording in the Register; provided, however, that (A) except for any assignment made after the occurrence and during the continuance of an Event of Default or the occurrence of any Material Adverse Change, any such assignment shall be in a minimum aggregate amount of $10,000,000 (or in the entire amount of such lesser amount as may then be held by the assigning Lender), and that each such assignment shall be of a constant, not varying, percentage of all of the assigning Lender's rights and obligations under this Agreement and (B) after such assignment, the assignor Lender shall retain a minimum aggregate amount of $10,000,000 hereunder unless the assignor Lender shall assign its entire interest in the Loan. Any assignment hereunder shall be effective upon satisfaction of the conditions set forth in the preceding sentence and delivery to Agent of the Assignment and Acceptance. Upon the effectiveness of any such assignment, the assignee shall become a "Lender" for all purposes of this Agreement and the other Loan Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder arising or accruing from and after the date of such assignment to the extent of the amount being assigned. The Borrowers agree that upon effectiveness of any such assignment and surrender of the appropriate Notes, they will promptly provide to the assigning Lender and to the assignee separate promissory Notes in the amount of their respective interests substantially in the form of the Notes delivered in connection with the making of the Loan (with conforming changes thereto and, if applicable, with notation thereon that it is given in substitution for and replacement of the original Notes or any replacement Notes thereof); provided, however, that the failure to issue new Notes in connection with any such assignment to an assignee (whether due to any failure on the part of the Borrowers or otherwise) shall in no way affect the validity of the Loan, the Notes or the assignment thereof to such assignee.

          (ii) If, pursuant to this subsection, any interest in this Agreement or any Notes is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (A) to represent to the transferor Lender (for the benefit of the transferor Lender, Agent and the Borrowers) that under applicable law and treaties no income, franchise, corporate, capital, stamp or other taxes, levies, duties, imports, deductions, charges or fees of any nature will be required to be withheld by Agent, the Borrowers, or the transferor Lender with respect to any payments to be made to such transferee in respect of the Loan, (B) to furnish to the transferor Lender and Agent a form prescribed by the United States Internal Revenue Service (currently, Form W-8ECI or Form W-8BEN) wherein Agent claims entitlement to exemption from U.S. federal withholding tax on all interest payments hereunder and (C) to agree (for the benefit of the transferor Lender, Agent and the Borrowers) to provide the transferor Lender and Agent a new form upon the expiration or obsolescence of any form previously delivered pursuant to subsection (C) above and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     (c) Subject to obtaining the prior consent of Agent, which may not be unreasonably withheld, each Lender may sell, transfer, agent or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Agreement (such selling Lender's obligations under the Loan Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) sub participations by the participant shall be prohibited unless otherwise expressly approved by Agent and (iii) each participation must be in a minimum amount of $5,000,000 (or in the entire amount of such lesser amount as may then be held by the selling Lender). In the case of any such participation, the participant shall not have any rights under this Agreement or the other Loan Documents (the participant having rights against the selling Lender in respect of such participation as set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

     (d) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loan or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any "Operating Circular" issued by such Federal Reserve Bank; provided that any payment in respect of such assigned Loan or Notes made by a Borrower to or for the account of the assigning and/or pledging Lenders in accordance with the terms of this Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Loan or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

     (e) In the event that Agent notifies the Borrowers that a sale of any of the Notes or any interest in any thereof (an "Assignment") (including, without limitation, a sale or transfer of any Note held by the Lenders to a trust, partnership, business trust or other issuance vehicle accompanied by the simultaneous issuance by such vehicle of a security backed by or representing an interest in such Notes, either alone or together with other assets transferred by a Lender or other parties), or a sale of a participation interest in any of the Notes (a "Participation"), to one or more other parties is desirable, then each Borrower shall and shall cause the other Borrower Affiliates to reasonably cooperate with, and provide assistance to such Lender in order to effectuate such Assignment or Participation, which assistance may include, among other things, (i) providing to Agent information prepared by or on behalf of the Borrower Affiliates relating to the Properties and the business, assets, financial condition, operations and prospects of the Borrower Affiliates with respect to the Properties; (ii) to supplement such information from time to time after reasonable request by Agent, or otherwise to ensure the accuracy of such information, until such time as the Assignment or Participation has been completed; and (iii) to make members of the Borrower Affiliates' management and their consultants and advisors available from time to time in New York City to attend and make presentations regarding the business and prospects of the Borrowers and the Properties, or relating to the terms and conditions of the Loan or the status of the Properties, as appropriate, at a meeting or meetings of any Lenders or prospective purchasers of interests in the Loan, all at the Borrowers' expense (A) to answer questions regarding the Properties and the Loan, (B) to review, comment on and assist in the preparation of the memorandum relating to the Assignment or Participation of the Loan, (C) to meet with prospective Lenders and (D) to use their reasonable efforts, in light of their lending relationships, to benefit the Assignment or Participation efforts of Agent.

     (f) Notwithstanding anything contained herein to the contrary, with respect to any Assignments or Participations by any Lender other than the initial Lender hereunder, each such Lender shall pay to Agent a non-refundable administrative fee of $5,000 for each such Assignment or Participation, which administrative fee shall be payable to Agent upon Agent's granting of consent to any such Assignment or Participation in accordance with this Section.

     Section 12.24 Exculpation of Lender; No Petition. Neither any Lender nor Agent undertakes nor assumes any responsibility or duty to any Borrower Affiliate or any other party to select, review, inspect, examine, supervise, pass judgment upon or inform such Borrower Affiliate or any third party of (a) the existence, quality, adequacy or suitability of appraisals of any Property or any other collateral, (b) any environmental report, or (c) any other matters or items, including, but not limited to, engineering, soils and seismic reports which are contemplated in the Loan Documents. Any such selection, review, inspection, examination and the like, and any other due diligence conducted by a Lender or Agent, is solely for the purpose of protecting such Lender or Agent's rights under the Loan Documents, and shall not render such Lender or Agent liable to any Borrower Affiliate or any third party for the existence, sufficiency, accuracy, completeness or legality thereof. Each of the Borrower Affiliates, the Lenders and Agent and each other Person which becomes a party to this Agreement hereby acknowledge and agree that (i) Agent has originated the Loan and is responsible for all conversations and negotiations with the Borrower and each other Borrower Affiliate with respect to the Loan Documents and for all negotiation and preparation of the Loan Documents on behalf of the named Lenders or Agent herein, (ii) the only obligations of such Lender under the Loan

Documents and in connection therewith is (A) as expressly set forth in the Loan Documents, and (B) to fund the Loan to be funded in accordance with this Agreement and the other Loan Documents, that such named Lender have no other obligations or liabilities arising under or in connection with any Loan Document and shall not be liable or responsible to any party to act or for the failure to act in connection with any Loan Document except as provided in the Loan Documents and for its funding obligation set forth in this clause (ii) (it being agreed that such Lender's failure to take any action shall not result in liability to Agent solely as a result of Agent's inability to exercise remedies except upon the direction of the Lenders (or Required Lenders) as provided herein, including Section 9.2) and (iii) prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Lender the parties hereto will not institute against, or join any other Person in instituting against, such Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 12.25 Borrower's Obligations. Each Borrower agrees that the Loan has been committed and agreed to, and the Lenders have advanced the Loan to Borrowers, on the understanding and agreement that each such Borrower is and will remain jointly and severally liable for the Debt hereunder and under the other Loan Documents, and that all obligations of each other Borrower now or hereafter existing under this Agreement for the Debt will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent or the Lenders with respect thereto. The liability of each Borrower hereunder shall be absolute and unconditional irrespective of (a) any taking, exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of such obligations and
(b) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Borrower.

     Section 12.26 Confidentiality. Notwithstanding anything contained herein to the contrary, Agent and each Lender agree to keep confidential all non-public information provided to it by or on behalf of the Borrowers pursuant to this Agreement; provided, that nothing herein shall prevent Agent or any Lender from disclosing any such information (a) to the Agent, or to any other Lender, (b) to any participant or transferee which agrees to comply with the provisions of this
Section 12.26, (c) the employees, directors, agents, attorneys, accountants and other professional advisors of Agent or such Lender or their respective Affiliates provided they agree to comply with the provisions of this Section 12.26, (d) upon the request or demand of any Governmental Authority having jurisdiction over Agent or such Lender, (e) in response to any order or any court or other Governmental Authority or as may otherwise be required pursuant to any Legal Requirement, (f) if required to in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 12.26, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document.

     Section 12.27 Payment and Performance. Upon the payment and performance by the Borrowers of all of their obligations hereunder, Agent shall, on behalf of the Lenders, execute and deliver to the Borrowers such instruments as shall have been prepared by the Borrowers at their sole cost and expense, and which instruments shall be sufficient to release the Liens created by the Loan Documents and shall otherwise be in both form and substance acceptable to Agent in its sole and absolute discretion, except that, upon the Borrowers' request,

Agent shall execute, acknowledge and deliver to the Borrowers designee or designees an assignment or assignments of any mortgage or deed of trust held by Agent on behalf of the Lenders, which assignment or assignments shall have been prepared by the Borrowers at their sole cost and expense and which shall be in both form and substance consistent with Agent's then customary practices. Any such assignment shall be without recourse, representation or warranty of any kind, except that Agent shall make a representation as to the actual outstanding principal amount of such mortgage or deed of trust and that neither Agent nor any Lender has otherwise sold, assigned, encumbered or hypothecated such deed of trust or mortgage. Together with such assignment, Agent shall deliver to such assignee such original Note or Notes as shall be sufficient to evidence the principal amount secured by such mortgage or deed of trust. As a condition to any release or assignment under this Section 12.27, the Borrowers shall reimburse Agent for any and all costs and expenses incurred by Agent in connection with Agent's compliance with the foregoing provisions.

                                  ARTICLE XIII
                                AGENCY DECISIONS

     Section 13.1 Appointment and Authorization.

     (a) Each Lender hereby appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Any and all actions, decisions, approvals, determinations, waivers and changes relating to conditions precedent to Advances, shall be deemed to have been delegated to Agent exclusively and shall not constitute a decision requiring the approval of any Lender. As to matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Notes; provided, however, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this Agreement or applicable law. Agent shall not agree to any amendment, modification or waiver which would reduce the Loan Amount or the Applicable Interest Rate, postpone the Maturity Date (except as expressly permitted herein) or release any security for the Loan or release any guaranty without the consent of all Lenders.

     (b) By their execution of this Agreement, all of the Lenders hereby authorize and direct Agent to act on their behalf in all material respects in connection with the Loan Documents and the making of the Loan and agree with the Borrowers that the Borrowers shall be required to deal with only Agent and each of the Lenders shall be bound by the acts of Agent. Unless expressly set forth herein or in any other Loan Document, each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of the Loan Documents (including, without limitation, the Notes) other than through Agent. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of the Loan Documents (including, without limitation, the Notes) other than through Agent.

     (c) In addition to those actions which are otherwise expressly provided for in this Agreement, Agent (i) is expressly permitted to take all actions hereunder and under the other Loan Documents which are not inconsistent with the terms hereof or thereof and (ii) shall not take any material actions hereunder or under the Loan Documents contrary thereto. Any provision of this Agreement which grants to Agent the right to make a decision at its sole discretion or in its reasonable judgment or at its option or any other similar provision is intended, unless the context shall clearly require otherwise, to apply only to relations between the Borrowers and Agent and the respective rights and obligations of the Borrowers and Agent hereunder and shall not apply to the relations between Agent and the Lenders or the respective rights and obligations of Agent and the Lenders hereunder.

     Section 13.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible to any Lender for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care, but the foregoing shall not waive any claims the Borrowers may have in respect thereof.

     Section 13.3 Liability of Agent. Agent, its Affiliates, or their respective officers, directors, employees, agents, or attorneys-in-fact (all of the foregoing being collectively referred to as the "Agent-Related Persons") shall not (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or any Affiliate of any such Person, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document, or for any failure of any Borrower Affiliate to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Subsidiary or Affiliates thereof. Agent agrees to promptly furnish to each Lender copies of all financial statements and other certificates, reports, papers, documents or notices received by it hereunder in its capacity as Agent. Nothing contained in this Section 13.3 shall in any manner increase the obligations or decrease the rights of the Borrowers hereunder in any material respect.

     Section 13.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower Affiliate), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     Section 13.5 Notice of Default; Expenses. Promptly after Agent acquires actual knowledge thereof, Agent will give written notice to each Lender of any material Default under this Agreement or any of the other Loan Documents which in Agent's judgment adversely affects the Lenders' interest in the Loan. Agent agrees to consult with the Lenders in respect of any material remedial action to be taken in respect of any such Default and shall act substantially in accordance with any decision of the Required Lenders. Agent agrees that during a period of ten (10) days from Agent's notice to the Lenders of any such Default, Agent will not take any such material remedial action without the prior agreement of the Required Lenders unless in Agent's good faith judgment it is necessary to take more prompt remedial action within such period, with or without the agreement of the Required Lenders, in order to preserve any collateral for the payment of the Loan or substantive rights or remedies under any of the Loan Documents. Agent shall advise the Lenders from time to time of such remedial action as Agent shall have taken. Notwithstanding the foregoing, if the Required Lenders do not agree on the action to be taken, except as expressly set forth in this Section, Agent reserves the right, in its sole discretion, in each instance, without prior notice to the Lenders, to exercise or refrain from exercising any powers or rights Agent may have under or in respect of this Agreement or any of the other Loan Documents relative thereto or any collateral therefor, which would be reasonable and prudent. All Lender Expenses and Losses incurred by Agent in connection with the Loan, the enforcement thereof or the realization of the security therefor shall be borne by the Lenders in accordance with their ratable interest in the Loan, and the Lenders will, upon request, reimburse Agent for their ratable shares of any expenses incurred by Agent in connection with any Default, any advances made to pay taxes or insurance or otherwise to preserve the Lien of the Loan Documents or to preserve and protect the Properties, any other expenses incurred in connection with the enforcement of the Loan Documents, and any expenses incurred by Agent in connection with the consummation of the Loan not paid or provided for by the Borrowers.

     Section 13.6 Credit Decision. Each Lender expressly acknowledges that none of Agent-Related Persons has made any representation or warranty to such Lender and that no act by Agent hereinafter taken, including any review of the affairs of the Borrowers, any asset manager, or any Subsidiary or Affiliate thereof, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that such Lender has, independently and without reliance upon Agent and based on such documents and information as such Lender has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of each Borrower, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial and other condition or creditworthiness of any Borrower or any Subsidiary or Affiliate thereof which may come into the possession of any of Agent-Related Persons.

     Section 13.7 Indemnification. The Lenders shall indemnify upon demand Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so) ratably from and against any and all Losses which may at any time (including at any time following the repayment of the Loan) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, no Lender shall be liable for the payment to Agent-Related Persons of any portion of such Losses to the extent resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand (to the extent Agent is not reimbursed upon demand by the Borrowers, unless Agent is legally restricted from making such demand upon the Borrowers, in which case demand need not be made upon the Borrower) for its ratable share of any costs or out-of-pocket expenses (including attorneys' fees and expenses and the allocated fees of in-house counsel) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that Agent is not reimbursed for such expenses by or on behalf of the Borrowers. Without limiting the generality of the foregoing, if the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs, expenses and attorneys' fees (including allocated costs for in-house legal services). The obligation of the Lenders in this Section shall survive the payment and satisfaction of all of the Debt.

     Section 13.8 Agent in Individual Capacity. Agent named herein (and any other Lender that may hereafter serve as Agent) and each of their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with, any Borrower and their respective Subsidiaries and Affiliates as though Agent named herein (or any other such Lender) were not the agent hereunder and without notice to or consent of the Lenders. Lenders acknowledge that pursuant to such activities, Agent named herein or its Affiliates may receive information regarding the Borrower Affiliates and their respective Subsidiaries and

Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower Affiliates and such Subsidiaries and Affiliates), and acknowledge that Agent named herein and its Affiliates shall be under no obligation to provide such information to the Lenders.

     Section 13.9 Successor Agents. Agent may resign as Agent upon thirty (30) days' notice to the Lenders and the Borrowers. Agent may be removed at any time with Cause by an instrument or concurrent instruments in writing delivered to the Borrowers and Agent and signed by the Required Lenders. If Agent shall resign or be removed under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation or removal of the retiring Agent, the retiring Agent shall appoint a successor Agent, provided such successor is a Lender hereunder or is a commercial bank or other financial institution and has a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term the "Agent" shall mean such successor Agent, and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation or removal of an Agent, the retiring Agent's resignation or removal shall nevertheless be effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. If at any time Agent assigns its entire interest in the Loan as Lender to any assignee, such assignee shall, without further action, succeed Agent as Agent hereunder so long as such assignee is an Eligible Assignee (provided that from and after the occurrence and during the continuance of an Event of Default or the occurrence of a Material Adverse Change, any such successor assignee need not be an Eligible Assignee).

     Section 13.10 Amendments. Notwithstanding anything to the contrary in this Agreement, Agent and the Lenders may amend the provisions of this Article XIII without the consent of the Borrowers, provided that no such amendment shall in any manner increase the obligations or decrease the rights of the Borrowers hereunder in any material respect.

                                   ARTICLE XIV
                          DISPOSITION LETTERS OF CREDIT

     Section 14.1 Security for Debt. Each Disposition Letter of Credit delivered under this Agreement shall be additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Agent shall have the right, at its option, to draw on any Letter of Credit and to apply all or any part thereof to the payment of the Debt in such order, proportion or priority as Agent in its sole and absolute discretion may determine. On the Maturity Date, any such Disposition Letter of Credit may be applied to reduce the Debt; provided, that, if any such Disposition Letter of Credit (or any proceeds thereof held by Agent) has not been applied by Agent at the time of the full and indefeasible payment by the Borrowers of the Debt, then such Disposition Letter of Credit (or any proceeds thereof held by Agent) shall at such time be returned to the Borrowers.

     Section 14.2 Additional Rights of Lender. In addition to any other right Agent may have to draw upon a Disposition Letter of Credit pursuant to the terms, covenants, provisions and conditions of this Agreement, Agent shall have the additional right to draw in full any Disposition Letter of Credit if Agent shall have received notice (a) from the Eligible Institution issuing such Disposition that such Letter of Credit will not be renewed and/or a substitute Disposition Letter of Credit is not provided at least thirty (30) days prior to the date on which such Disposition Letter of Credit is scheduled to expire; (b) from the Eligible Institution issuing the Disposition Letter of Credit that such Disposition Letter of Credit will be terminated (except if the termination of such Disposition Letter of Credit is permitted pursuant to the terms and conditions of this Agreement or a substitute Disposition Letter of Credit is provided); or (c) from any Person or otherwise reasonably determines that the bank issuing the Disposition Letter of Credit shall cease to be an Eligible Institution. Upon the occurrence of an event specified in (a), (b) or (c) above, Agent shall have the right, at its option, to draw on and hold up to the full amount of any Disposition Letter of Credit (as additional security for the Debt) and to apply all or any part thereof, in Agent's sole and absolute discretion, to payment of the Debt in such order, proportion or priority as Agent in its sole and absolute discretion may determine. Notwithstanding anything to the contrary contained in the above, Agent shall not be obligated to draw on any Disposition Letter of Credit upon the occurrence of any event specified in (a),
(b) or (c) above and shall not be liable for any Losses sustained by any Borrower Affiliate due to the insolvency of the bank issuing any Disposition Letter of Credit.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWERS:

SHELBOURNE PROPERTIES I L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties I GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties I, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
               ----------------------
               Name:  Dallas Lucas
               Title: Treasurer

SHELBOURNE PROPERTIES II L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties II GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties II, Inc., a
          Delaware corporation

          By:/s/ Dallas Lucas
               ----------------------
               Name:  Dallas Lucas
               Title: Treasurer

SHELBOURNE PROPERTIES III L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties III GP, Inc., a
      Delaware corporation

          By: /s/ Dallas Lucas
               ----------------------
               Name:  Dallas Lucas
               Title: Treasurer

SHELBOURNE RICHMOND COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By:/s/ Dallas Lucas
                  -------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE MATTHEWS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE MELROSE CROSSING I COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE MELROSE CROSSING II COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE RALEIGH COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

SHELBOURNE LAS VEGAS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
             --------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE LIVONIA COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
             --------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE I CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
               a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE III 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By:/s/ Dallas Lucas
             --------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE III TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By:/s/ Dallas Lucas
             --------------------
             Name:  Dallas Lucas
             Title: Treasurer


CENTURY PARK I JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Century Park Company
      LLC, a Delaware limited liability
      company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                     By:/s/ Dallas Lucas
                       --------------------
                        Name:  Dallas Lucas
                        Title: Treasurer

By:  Shelbourne II Century Park Company
      LLC, a Delaware limited liability
      company

          By:  Shelbourne Properties II L.P., a
                Delaware limited partnership, its
                general partner

               By:  Shelbourne Properties II GP LLC
                     a Delaware limited liability
                     company

                    By:  Shelbourne Properties II, Inc., a
                          Delaware corporation

                         By:/s/ Dallas Lucas
                            --------------------
                            Name:  Dallas Lucas
                            Title: Treasurer


SEATTLE LANDMARK JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P.,
           a Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                     --------------------
                     Name:  Dallas Lucas
                     Title: Treasurer

By:  Shelbourne II Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By:/s/ Dallas Lucas
                        --------------------
                        Name:  Dallas Lucas
                        Title: Treasurer


TRI-COLUMBUS ASSOCIATES, a
  Delaware general partnership

By:  Shelbourne II Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By:/s/ Dallas Lucas
                        --------------------
                        Name:  Dallas Lucas
                        Title: Treasurer

By:  Shelbourne III Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P.,
           a Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


568 BROADWAY JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                      --------------------
                      Name:  Dallas Lucas
                      Title: Treasurer

By:  Shelbourne II 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                     By:/s/ Dallas Lucas
                        --------------------
                        Name:  Dallas Lucas
                        Title: Treasurer

By:  Shelbourne III 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
                  --------------------
                  Name:  Dallas Lucas
                  Title: Treasurer

                                 AGENT:

                                 BAYERISCHE HYPO- UND VEREINSBANK
                                   AG, NEW YORK BRANCH

                                 By:
                                      ---------------------------
                                      Name:
                                      Title:

                                 By:
                                      ---------------------------
                                      Name:
                                      Title:

                                 LENDER:

                                 BAYERISCHE HYPO- UND VEREINSBANK
                                   AG, NEW YORK BRANCH

                                 By:
                                      ---------------------------
                                      Name:
                                      Title:

                                 By:
                                      ---------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                                   PROPERTIES

                       [See attached legal descriptions.]


                                    Ex. A-1

                                   EXHIBIT 1.1

                                FORM OF MORTGAGE


                                    Ex. 1.1-1

                                  EXHIBIT 3.3.1

                           FORM OF NOTICE OF BORROWING


AGENT: BAYERISCHE HYPO- UND VEREINSBANK AG,
        NEW YORK BRANCH

DATE:  __________, 200_

     Reference is hereby made to that certain Revolving Credit Agreement, dated as of April 30, 2002, among each of the borrowers party thereto (collectively, jointly and severally, the "Borrowers"), the lenders from time to time party thereto (collectively, the "Lenders") and Agent, as agent for itself and the other Lenders (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

     The undersigned, as the [___________] of each of the Borrowers, hereby requests on behalf of the Borrowers in accordance with Sections 3.2(a) and 3.3.1 of the Credit Agreement, (i) an Advance of the Loan in the amount of [___________] United States Dollars $[(_________)], (ii) that the Advance be funded as a [LIBOR Loan Tranche] [Base Rate Loan Tranche] [Conversion Rate Loan Tranche] as permitted under the Credit Agreement, with an Interest Period of [_____] months (if applicable), and (iii) that the Advance be wired on ________ [BORROWING DATE] in accordance with the following wire instructions:

               Bank:
               ABA #:
               Account Name:
               Account #:
               Attention:

     In connection with and in order to induce the Lenders to make the Advance, the undersigned hereby represents, warrants and covenants on behalf of each Borrower as follows:

(1) Each of the conditions to the Advance requested hereby set forth in [[Section 3.1] and] [Section 3.2] of the Credit Agreement have been satisfied (or waived by Agent in writing);

(2) Attached hereto is the Borrowing Certificate with respect to the requested Advance in the form required by Section 3.3.1 of the Credit Agreement; and

(3) If at any time prior to the Advance by the Lenders requested hereby, any Borrower determines that any matter certified herein will not be true and correct as of the applicable Borrowing Date, the undersigned shall promptly so notify Agent.


                               [SIGNATURES FOLLOW]

                                   Ex. 3.3.1-1

         Subscribed and sworn to            Very truly yours,
         before me on __________, 20__.


         ___________________________        By:   _______________________
         Notary Public                            Name:
                                                  Title:

         [Stamp and Seal]                         [Seal]


                                    Ex. 3.3.1-2

                                EXHIBIT 3.3.1(c)

                          FORM OF BORROWING CERTIFICATE

     Pursuant to Section 3.3.1(c) of that certain Revolving Credit Agreement (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of April 30, 2002, among each of the borrowers party thereto (collectively, jointly and severally, the "Borrowers"), the lenders from time to time party thereto (collectively, the "Lenders") and Bayerische Hypo- Und Vereinsbank AG, New York Branch, as agent for itself and the other Lenders ("Agent"), the undersigned [_______________] of each of the Borrowers hereby certifies to Agent and each Lender as follows:

(4) The representations and warranties of the Borrowers set forth in the Credit Agreement, the Loan Documents, and in each certificate, document, financial and any other statement furnished pursuant to or in connection with the Credit Agreement are (both immediately prior to and after giving effect to the Requested Advance (as defined below)) true and correct on and as of the date hereof and on and as of the Borrowing Date with the same force and effect as if made on and as of the date hereof and on and as of the Borrowing Date;

(5) Immediately prior to and after giving effect to the Advance requested to be made by the Borrowers on the Borrowing Date pursuant to that certain Notice of Borrowing dated as of the date hereof (the "Requested Advance"), no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document;

(6) Since the date of the preceding Advance (or in the case of the initial Advance, since the Closing Date) no Material Adverse Change has occurred;

(7) Attached hereto is Borrowers' calculation of the Debt Yield Maintenance Ratio giving effect to the Requested Advance, which calculation demonstrates that the Debt Yield Maintenance Ratio (as so calculated) is equal to or exceeds the Minimum Debt Yield; and

(8) The undersigned is the [__________] of each Borrower, and the signature set forth on the signature line above his name below is such officer's true and genuine signature.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         Dated:   Date: __________

                                         By: _______________________
                                             Name:
                                             Title:

                                    Ex. 3.3.1(c)-1

                                   SCHEDULE I

                                    BORROWERS

Shelbourne Properties I L.P., a Delaware limited partnership

Shelbourne Properties II L.P., a Delaware limited partnership

Shelbourne Properties III L.P., a Delaware limited partnership

Shelbourne Richmond Company LLC, a Delaware limited liability company

Shelbourne Matthews Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing I Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing II Company LLC, a Delaware limited liability company

Shelbourne Raleigh Company LLC, a Delaware limited liability company

Shelbourne Las Vegas Company LLC, a Delaware limited liability company

Shelbourne Livonia Company LLC, a Delaware limited liability company

Shelbourne I Century Park Company LLC, a Delaware limited liability company

Shelbourne II Century Park Company LLC, a Delaware limited liability company

Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company

Century Park I Joint Venture, a Delaware general partnership

Seattle Landmark Joint Venture, a Delaware general partnership

Tri-Columbus Associates, a Delaware general partnership

568 Broadway Joint Venture, a Delaware general partnership

                                   Sched. I-1

                                   SCHEDULE A

                     PROPERTY OWNERS/OWNERSHIP OF PROPERTIES



PROPERTY                                OWNER
------------------------------------------------------------------------------
568-578 Broadway (NY)                   568 Broadway Joint Venture

Century Park (CA)                       Century Park I Joint Venture

Commerce Plaza I (VA)                   Shelbourne Richmond Company LLC

Tri-Columbus Associates (Leap Road)(OH) Tri-Columbus Associates

Lincoln Plaza (MI)                      Shelbourne Livonia Company LLC

Loch Raven Plaza (MD)                   Shelbourne Properties I L.P.

Matthews Festival (NC)                  Shelbourne Matthews Company LLC

Melrose Crossing I (IL)                 Shelbourne Properties II L.P.

Melrose Crossing II (IL)                Shelbourne Properties III L.P.

Melrose Crossing (vacant Rally's) (IL)  Shelbourne Properties II L.P.

Seattle Tower (WA)                      Seattle Landmark Joint Venture

Tri-Columbus Associates (Simmons) (OH)  Tri-Columbus Associates

Southport Shopping Center (FL)          Shelbourne Properties I L.P.

Sunrise Marketplace (NV)                Shelbourne Las Vegas Company LLC

Sutton Square Shopping Center (NC)      Shelbourne Raleigh Company LLC

Tri-Columbus Associates (Volvo) (OH)    Tri-Columbus Associates

                                    Sched. A

                                 SCHEDULE 1.1(a)

                   ALLOCATED LOAN AMOUNTS AND RELEASE AMOUNTS



Allocated Loan Amounts and Release Prices


        Address/Name            Allocated Loan Amount     Release Amount
        ------------            ---------------------     --------------

568-578 Broadway (NY)              $ 21,179,537             $28,500,000
Seattle Tower (WA)                  $ 6,516,781             $ 8,150,000
Sunrise Marketplace (NV)            $ 4,561,746             $ 7,000,000
Commerce Plaza I (VA)               $ 2,346,041             $ 3,100,000
Century Park (CA)                   $ 8,471,815             $10,600,000
Southport Shopping Center (FL)      $ 8,080,808             $10,100,000
Lincoln Plaza (MI)                  $ 3,421,310             $ 4,700,000
Loch Raven Plaza (MD)               $ 3,584,229             $ 4,500,000
Matthews Festival (NC)              $ 3,095,471             $ 4,250,000
Melrose Crossing Shopping
 Center (OH)                        $ 1,010,101             $ 1,250,000
Melrose Crossing (vacant
 Rally's) (OH)                      $    73,314             $   100,000
Melrose Crossing II (OH)            $   586,510             $ 1,900,000
Sutton Square Shopping
 Center (NC)                        $ 4,561,746             $ 6,000,000
Tri-Columbus Associates
 (Leap Road) (OH)                   $ 1,547,735             $ 2,300,000
Tri-Columbus Associates
 (Simmons) (OH)                     $ 1,564,027             $ 2,100,000
Tri-Columbus Associates
 (Volvo) (OH)                       $ 4,398,827             $ 5,500,000
                                  ---------------         ----------------
                                   $ 75,000,000            $100,050,000


                                 Sched 1.1(a)-1

                                 SCHEDULE 1.1(b)

                                 CORE PROPERTIES

568-578 Broadway - 568-578 Broadway, New York, New York

Century Park - 8315-35 Century Park Court, San Diego, California

Seattle Tower - 1218 Third Avenue, Seattle, Washington

Southport - 1323 Southeast 17th Street Causeway, Fort Lauderdale, Florida


                                 Sched 1.1(b)-1

                                SCHEDULE 1.1(c)

                                     REPORTS


                                 Sched 1.1(c)-1

                                 SCHEDULE 4.1(d)

                                   LITIGATION


                                 Sched 4.1(d)-1

                                 SCHEDULE 4.1(e)

                                     LEASES


                                 Sched 4.1(e)-1

                                 SCHEDULE 4.1(k)

                               MATERIAL AGREEMENTS



                                 Sched 4.1(k)-1

                                 SCHEDULE 4.1(q)

                               ENGINEERING REPORTS




                                 Sched 4.1(q)-1

                                SCHEDULE 4.1(cc)

                       CERTIFIED OWNERSHIP STRUCTURE CHART




                                 Sched 4.1(cc)-1

                                SCHEDULE 4.1(ff)

                              ENVIRONMENTAL REPORTS



                                 Sched 4.1(ff)-1

                                SCHEDULE 4.1(gg)

                              OPERATING AGREEMENTS



                                 Sched 4.1(gg)-1

                                SCHEDULE 4.1(jj)

                                  SUBSIDIARIES




                                 Sched 4.1(jj)-1

                                 SCHEDULE 5.1(m)

                            FORM OF LEASE TERM SHEET




                                 Sched 5.1(m)-1

                                 SCHEDULE 5.1(s)

                              DEFERRED MAINTENANCE


1.   Sunrise Marketplace (NV):  Repairs to roof over Hollywood Video and Furniture to Go - Estimated cost: $87,000.

2.   Commerce Plaza I (VA):     Asphalt repairs and balancing and testing HVAC
                                systems - Estimated cost: $92,000.

3.   Lincoln Plaza (MI):        Asphalt repairs - Estimated cost: $15,000.

4.   Loch Raven Plaza (MD):     Asphalt repairs - Estimated cost: $15,000.

5.   Melrose Crossing Shopping
     Center I (OH):             Repairs to pavement - Estimated cost: $257,950.

6.   Tri-Columbus Associates -
      (Leap Road) (OH):         Repairs to concrete pavement - Estimated
                                 cost: $26,900.


All of the foregoing Deferred Maintenance must be completed by Borrowers prior to December 31, 2002.


                                 Sched 5.1(j)-1